                       U.S. $300,000,000


                        CREDIT AGREEMENT,


                   dated as of December 14, 1994


                              among


                     OREGON STEEL MILLS, INC.,

                         as the Borrower,



             CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                         as the Lenders,



               FIRST INTERSTATE BANK OF OREGON, N.A.,

           as the Administrative Agent for the Lenders,



                     THE BANK OF NOVA SCOTIA,

           as the Syndication Agent for the Lenders,


                               and


             FIRST INTERSTATE BANK OF OREGON, N.A. and
                     THE BANK OF NOVA SCOTIA,

              as the Managing Agents for the Lenders.

                            TABLE OF CONTENTS

                                                             PAGE
                                                             ----

I     DEFINITIONS AND ACCOUNTING TERMS . . . . . . . . . . . . .2
      1.1.      Defined Terms. . . . . . . . . . . . . . . . . .2
      1.2.      Use of Defined Terms . . . . . . . . . . . . . 23
      1.3.      Cross-References . . . . . . . . . . . . . . . 23
      1.4.      Accounting and Financial Determinations. . . . 23

II    COMMITMENTS, BORROWING PROCEDURES AND NOTES. . . . . . . 24
      2.1.      Commitments. . . . . . . . . . . . . . . . . . 24
      2.1.1.    Term Loan Commitment . . . . . . . . . . . . . 24
      2.1.2.    Revolving Loan Commitment. . . . . . . . . . . 24
      2.1.3.    Swingline Commitment . . . . . . . . . . . . . 24
      2.1.4.    Lenders Not Permitted or Required To Make
                Loans. . . . . . . . . . . . . . . . . . . . . 25
      2.1.5.    Extension of Revolving Loan Termination
                Date . . . . . . . . . . . . . . . . . . . . . 26
      2.2.      Optional Reduction of Commitment Amounts . . . 27
      2.3.      Borrowing Procedure. . . . . . . . . . . . . . 27
      2.3.1.    Term Loans and Revolving Loans . . . . . . . . 27
      2.3.2.    Swingline Loans. . . . . . . . . . . . . . . . 28
      2.4.      Continuation and Conversion Elections. . . . . 28
      2.5.      Funding. . . . . . . . . . . . . . . . . . . . 28
      2.6.      Notes. . . . . . . . . . . . . . . . . . . . . 29

III   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES . . . . . . . 29
      3.1.      Repayments and Prepayments . . . . . . . . . . 29
      3.1.1.    Voluntary Prepayments. . . . . . . . . . . . . 29
      3.1.2.    Exceeding the Revolving Loan Commitment. . . . 30
      3.1.3.    Scheduled Term Loan Repayments . . . . . . . . 30
      3.1.4.    Excess Cash Flow Repayments. . . . . . . . . . 30
      3.1.5.    Net Equity Proceeds. . . . . . . . . . . . . . 31
      3.1.6.    Net Disposition Proceeds . . . . . . . . . . . 31
      3.1.7.    Net Receivables Proceeds . . . . . . . . . . . 31
      3.1.8.    Acceleration . . . . . . . . . . . . . . . . . 32
      3.2.      Application of Payments and Prepayments. . . . 32
      3.2.1.    Voluntary Prepayments. . . . . . . . . . . . . 32
      3.2.2.    Mandatory Prepayments. . . . . . . . . . . . . 32
      3.3.      Interest Provisions. . . . . . . . . . . . . . 32
      3.3.1.    Rates. . . . . . . . . . . . . . . . . . . . . 32
      3.3.2.    Post-Maturity Rates. . . . . . . . . . . . . . 34
      3.3.3.    Payment Dates. . . . . . . . . . . . . . . . . 34
      3.3.4.    Interest Rate Determination. . . . . . . . . . 34
      3.4.      Fees . . . . . . . . . . . . . . . . . . . . . 35
      3.4.1.    Commitment Fee . . . . . . . . . . . . . . . . 35
      3.4.2.    Upfront Fee. . . . . . . . . . . . . . . . . . 35
      3.4.3.    Agents' Fees . . . . . . . . . . . . . . . . . 35

IV    CERTAIN LIBO RATE AND OTHER PROVISIONS . . . . . . . . . 35

                                i

                        TABLE OF CONTENTS
                        -----------------
                           (continued)
                           -----------
                                                             PAGE
                                                             ----
      4.1.      LIBO Rate Lending Unlawful . . . . . . . . . . 35
      4.2.      Deposits Unavailable . . . . . . . . . . . . . 36
      4.3.      Increased LIBO Rate Loan Costs, etc. . . . . . 36
      4.4.      Funding Losses . . . . . . . . . . . . . . . . 36
      4.5.      Increased Capital Costs. . . . . . . . . . . . 37
      4.6.      Taxes. . . . . . . . . . . . . . . . . . . . . 37
      4.7.      Payments, Computations, etc. . . . . . . . . . 39
      4.8.      Sharing of Payments. . . . . . . . . . . . . . 39
      4.9.      Setoff . . . . . . . . . . . . . . . . . . . . 40
      4.10.     Use of Proceeds. . . . . . . . . . . . . . . . 40
      4.11.     Actions of Affected Lenders. . . . . . . . . . 40

V     CONDITIONS TO BORROWING. . . . . . . . . . . . . . . . . 41
      5.1.      Initial Borrowing. . . . . . . . . . . . . . . 41
      5.1.1.    Resolutions, etc.. . . . . . . . . . . . . . . 41
      5.1.2.    Delivery of Notes. . . . . . . . . . . . . . . 42
      5.1.3.    Payment of Outstanding Indebtedness, etc.. . . 42
      5.1.4.    Guaranties . . . . . . . . . . . . . . . . . . 42
      5.1.5.    Pledge Agreement . . . . . . . . . . . . . . . 42
      5.1.6.    Security Agreements. . . . . . . . . . . . . . 42
      5.1.7.    Opinion of Counsel . . . . . . . . . . . . . . 43
      5.1.8.    Organization Documents . . . . . . . . . . . . 43
      5.1.9.    Closing Fees, Expenses, etc. . . . . . . . . . 44
      5.2.      All Borrowings . . . . . . . . . . . . . . . . 44
      5.2.1.    Compliance with Warranties, No Default,
                etc. . . . . . . . . . . . . . . . . . . . . . 44
      5.2.2.    Borrowing Request. . . . . . . . . . . . . . . 44
      5.2.3.    Satisfactory Legal Form. . . . . . . . . . . . 45

VI    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . 45
      6.1.      Organization, etc. . . . . . . . . . . . . . . 45
      6.2.      Due Authorization, Non-Contravention, etc. . . 45
      6.3.      Government Approval, Regulation, etc.. . . . . 46
      6.4.      Validity, etc. . . . . . . . . . . . . . . . . 46
      6.5.      Financial Information. . . . . . . . . . . . . 46
      6.6.      No Material Adverse Change . . . . . . . . . . 46
      6.7.      Litigation, Labor Controversies, etc.. . . . . 47
      6.8.      Subsidiaries . . . . . . . . . . . . . . . . . 47
      6.9.      Ownership of Properties. . . . . . . . . . . . 47
      6.10.     Taxes. . . . . . . . . . . . . . . . . . . . . 47
      6.11.     Pension and Welfare Plans. . . . . . . . . . . 47
      6.12.     Environmental Warranties . . . . . . . . . . . 48
      6.13.     Regulations G, U and X . . . . . . . . . . . . 49
      6.14.     Accuracy of Information. . . . . . . . . . . . 49

VII   COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . 49
      7.1.      Affirmative Covenants. . . . . . . . . . . . . 49

                                ii

                          TABLE OF CONTENTS
                          -----------------
                            (continued)
                            -----------
                                                             PAGE
                                                             ----

       7.1.1.    Financial Information, Reports, Notices,
                 etc. . . . . . . . . . . . . . . . . . . . . .50
       7.1.2.    Compliance with Laws, etc. . . . . . . . . . .52
       7.1.3.    Maintenance of Properties. . . . . . . . . . .52
       7.1.4.    Insurance. . . . . . . . . . . . . . . . . . .52
       7.1.5.    Books and Records. . . . . . . . . . . . . . .53
       7.1.6.    Environmental Covenant . . . . . . . . . . . .53
       7.1.7.    Interest Rate Protection . . . . . . . . . . .53
       7.1.8.    Future Significant Subsidiaries; Further
                 Assurances . . . . . . . . . . . . . . . . . .54
       7.1.9.    Opinion of New Guarantors. . . . . . . . . . .54
       7.2.      Negative Covenants . . . . . . . . . . . . . .54
       7.2.1.    Business Activities. . . . . . . . . . . . . .54
       7.2.2.    Indebtedness . . . . . . . . . . . . . . . . .54
       7.2.3.    Liens. . . . . . . . . . . . . . . . . . . . .55
       7.2.4.    Financial Condition. . . . . . . . . . . . . .56
       7.2.5.    Investments. . . . . . . . . . . . . . . . . .59
       7.2.6.    Restricted Payments, etc.. . . . . . . . . . .60
       7.2.7.    Capital Expenditures, etc. . . . . . . . . . .60
       7.2.8.    Rental Obligations . . . . . . . . . . . . . .61
       7.2.9.    Sale and Leasebacks. . . . . . . . . . . . . .61
       7.2.10.   Consolidation, Merger, etc.. . . . . . . . . .61
       7.2.11.   Asset Dispositions, etc. . . . . . . . . . . .62
       7.2.12.   Transactions with Affiliates . . . . . . . . .63
       7.2.13.   Negative Pledges, Restrictive Agreements,
                 etc. . . . . . . . . . . . . . . . . . . . . .63

VIII  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . 63
       8.1.      Listing of Events of Default . . . . . . . . .63
       8.1.1.    Non-Payment of Obligations . . . . . . . . . .63
       8.1.2.    Breach of Warranty . . . . . . . . . . . . . .64
       8.1.3.    Non-Performance of Certain Covenants and
                 Obligations. . . . . . . . . . . . . . . . . .64
       8.1.4.    Non-Performance of Other Covenants and
                 Obligations. . . . . . . . . . . . . . . . . .64
       8.1.5.    Default on Other Indebtedness. . . . . . . . .64
       8.1.6.    Judgments. . . . . . . . . . . . . . . . . . .64
       8.1.7.    Pension Plans. . . . . . . . . . . . . . . . .65
       8.1.8.    Control of the Borrower. . . . . . . . . . . .65
       8.1.9.    Bankruptcy, Insolvency, etc. . . . . . . . . .65
       8.1.10.   Impairment of Security, etc. . . . . . . . . .66
       8.1.11.   Environmental Matters. . . . . . . . . . . . .66
       8.2.      Action if Bankruptcy . . . . . . . . . . . . .66
       8.3.      Action if Other Event of Default . . . . . . .66

IX     THE AGENTS . . . . . . . . . . . . . . . . . . . . . . .67
       9.1.      Actions. . . . . . . . . . . . . . . . . . . .67


                                iii

                          TABLE OF CONTENTS
                          -----------------
                             (continued)
                             -----------
                                                              PAGE
                                                              ----

       9.2.      Funding Reliance, etc. . . . . . . . . . . . .68
       9.3.      Exculpation. . . . . . . . . . . . . . . . . .68
       9.4.      Successor. . . . . . . . . . . . . . . . . . .68
       9.5.      Loans by First Interstate and Scotiabank . . .69
       9.6.      Credit Decisions . . . . . . . . . . . . . . .69
       9.7.      Copies, etc. . . . . . . . . . . . . . . . . .70

X      MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . .70
       10.1.     Waivers, Amendments, etc.. . . . . . . . . . .70
       10.2.     Notices. . . . . . . . . . . . . . . . . . . .71
       10.3.     Payment of Costs and Expenses. . . . . . . . .71
       10.4.     Indemnification. . . . . . . . . . . . . . . .72
       10.5.     Survival . . . . . . . . . . . . . . . . . . .73
       10.6.     Severability . . . . . . . . . . . . . . . . .73
       10.7.     Headings . . . . . . . . . . . . . . . . . . .74
       10.8.     Execution in Counterparts, Effectiveness,
                 etc. . . . . . . . . . . . . . . . . . . . . .74
       10.9.     Governing Law; Entire Agreement. . . . . . . .74
       10.10.    Successors and Assigns . . . . . . . . . . . .74
       10.11.    Sale and Transfer of Loans and Notes;
                 Participations in Loans and Notes. . . . . . .74
       10.11.1.  Assignments. . . . . . . . . . . . . . . . . .74
       10.11.2.  Participations . . . . . . . . . . . . . . . .76
       10.12.    Confidentiality. . . . . . . . . . . . . . . .77
       10.13.    Other Transactions . . . . . . . . . . . . . .78
       10.14.    Forum Selection and Consent to
                 Jurisdiction . . . . . . . . . . . . . . . . .78
       10.15.    Waiver of Jury Trial . . . . . . . . . . . . .78


SCHEDULE   1 -   Disclosure Schedule

 EXHIBIT   A -   Form of Revolving Note
 EXHIBIT   B -   Form of Term Note
 EXHIBIT   C -   Form of Swingline Note
 EXHIBIT   D -   Form of Borrowing Request
 EXHIBIT   E -   Form of Continuation/Conversion Notice
 EXHIBIT   F -   Form of Lender Assignment Agreement
 EXHIBIT   G -   Form of Guaranty
 EXHIBIT   H -   Form of Pledge Agreement
 EXHIBIT   I -   Form of Security Agreement
 EXHIBIT   J -   Form of Opinion of Counsel to the Obligors
 EXHIBIT   K -   Form of Borrowing Base Certificate
 EXHIBIT   L -   Form of Compliance Certificate

                                 iv

                          CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of December 14, 1994, among OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), the
                                                       --------
various financial institutions as are or may become parties hereto (collectively, the "Lenders"), FIRST INTERSTATE BANK OF OREGON, N.A.
                    -------
("First Interstate"), as administrative agent (the "Administrative
  ----------------                                  --------------
Agent") for the Lenders, THE BANK OF NOVA SCOTIA ("Scotiabank"), as
- -----                                              ----------
syndication agent for the Lenders (the "Syndication Agent") and First
                                        -----------------
Interstate and Scotiabank as managing agents (the "Managing Agents")
                                                   ---------------
for the Lenders,

                           W I T N E S S E T H:

     WHEREAS, the Borrower is engaged directly and through its various Subsidiaries in the business of manufacturing and marketing specialty and commodity steel products; and

     WHEREAS, the Borrower desires to obtain Commitments from the Lenders pursuant to which Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $300,000,000, will be made to the Borrower from time to time prior to the applicable
Commitment Termination Dates for such Commitments; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such
                                            ---------
Commitments and make such Loans to the Borrower; and

     WHEREAS, the proceeds of such Loans will be used

          (a)  to make payment in full, concurrently with the
     initial Borrowing hereunder, of all Indebtedness identified in
     Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure
     -------------
     Schedule;

          (b) to finance the Borrower's planned capital expenditure program; and

          (c) for general corporate purposes and working capital purposes of the Borrower and its Subsidiaries other than Camrose Pipe Corporation, a Delaware corporation and wholly-owned Subsidiary of the Borrower ("Camrose") and Camrose Pipe
                                        -------
     Company, a Canadian general partnership which is 60% owned by Camrose (the "Camrose Partnership");
                   -------------------

     NOW, THEREFORE, the parties hereto agree as follows:


                                 1

                             ARTICLE I

                  DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1.  Defined Terms.  The following terms (whether or not
                   -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account Debtor" means any Person who is or who may become
      --------------
obligated under or on account of an Account.

     "Accounts" means all accounts, as such term is defined in the
      --------
Uniform Commercial Code in effect in the State of New York as of the Effective Date.

     "Administrative Agent" is defined in the preamble and includes
      --------------------                    --------
each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.
                                           -----------

     "Affiliate" of any Person means any other Person which, directly
      ---------
or indirectly, controls, is controlled by or is under common control with such Person (excluding the ESOP or any trustee under, or any committee with responsibility for administering, the ESOP or any
Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 15% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent(s)" means, as the context may require, any (or all) of the
      --------
Administrative Agent, the Syndication Agent or either Managing Agent.

     "Agreement" means, on any date, this Credit Agreement as
      ---------
originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all
      -------------------
Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently announced by First Interstate at its Domestic Office as its prime rate; and

                                 2

          (b) the Federal Funds Rate most recently determined by the Administrative Agent plus one-half of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by First Interstate in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Applicable Margin" means, in the case of any Loan, a rate per
      -----------------
annum determined by reference to the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter, as follows:

                                      Reserve
                                      Adjusted    Base   Swingline
                Leverage                LIBO      Rate     Rate
                 Ratio                 Margin    Margin    Margin
                --------              --------   ------   ---------
           less than 2.0 to 1.0         .75%       .0%       .75%

           2.0 to 1.0 or more but      1.25%       .25%     1.25%
           less than 3.0 to 1.0

           3.0 to 1.0 or more but      1.50%       .50%     1.50%
           less than 3.5 to 1.0

           3.5 to 1.0 or more but      1.75%       .75%     1.75%
           less than 3.75 to 1.0

           3.75 to 1.0 or more         2.25%      1.25%     2.25%

The Applicable Margin shall be based on the Leverage Ratio as set forth in the most recent Compliance Certificate, and shall be effective from and including the date the Administrative Agent receives such Compliance Certificate to but excluding the date on which the Administrative Agent receives the next Compliance Certificate; provided, however, that if Administrative Agent does not
             --------  -------
receive a Compliance Certificate by the date required by Section
                                                         -------
7.1.1(c), the Applicable Margin shall, effective as of such date,
- --------
increase by one level to but excluding the date the Administrative Agent receives such Compliance Certificate. Subject to the foregoing proviso, from the Effective Date until the date on which the Administrative Agent has received a Compliance Certificate for the quarter ended December 31, 1994, the Borrower's Reserve Adjusted LIBO Margin, Base Rate Margin and Swingline Rate Margin will be 1.75%, .75% and 1.75%, respectively.

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

                                 3

     "Authorized Officer" means, relative to any Obligor, those of its
      ------------------
officers (or in the case of a Borrowing Request, any other employee) whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.1 or from
                                                 -------------
time to time after the Effective Date.

     "Base Rate Loan" means a Loan bearing interest at a
      --------------
fluctuating rate determined by reference to the Alternate Base Rate.

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrowing" means the Loans of the same type and, in the case of
      ---------
LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request.

     "Borrowing Base" means, as of any date of determination thereof,
      --------------
an amount equal to the sum of (x) 70% of the value of all Eligible Accounts outstanding at such date, plus (y) 50% of the value of all
                                   ----
Eligible Inventory at such date.

     "Borrowing Base Certificate" means a certificate duly executed by
      --------------------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit K hereto.
- ---------

     "Borrowing Request" means a loan request and certificate duly
      -----------------
executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit D hereto.
            ---------

     "Business Day" means
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York and Portland, Oregon; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day for purposes of clause (a) above and which is also a day on which dealings in Dollars are carried on in the interbank eurodollar markets of the Reference Lenders' LIBO Offices.

     "Camrose" is defined in the fourth recital.
      -------                    --------------

     "Camrose Partnership" is defined in the fourth recital.
      -------------------                    --------------

     "Capital Expenditures" means, for any period, the sum of
      --------------------

          (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be


                                 4
     classified as capital expenditures (including, without
     limitation, any expenditures made by the Borrower with asset sale proceeds retained by the Borrower pursuant to
     Section 7.2.11, but excluding, in any event, expenditures made
     --------------
     with insurance proceeds);

          (b)  the aggregate amount of all Capitalized Lease
     Liabilities incurred during such period; and

          (c) the aggregate amount of the Borrower's Investments in joint ventures for alternate metalics projects, including, without limitation, Comsigua and Cliffs & Associates.

     "Capitalized Lease Liabilities" means all monetary obligations of
      -----------------------------
the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:
      --------------------------

          (a) any obligation, maturing not more than one year after such time, issued or guaranteed by the United States or Canadian Government;

          (b) municipal notes or note funds rated at the time of purchase, SP-1/A-1 or SP-2/A-2 by Standard & Poor's Corporation or VM1G1 or VM1G2 by Moody's Investors Services, Inc.; municipal bonds or bond funds rated at the time of purchase, AAA or AA by Standard & Poor's Corporation or Aaa or Aa by Moody's Investors Service, Inc.; or money market preferred stock rated at the time of purchase, AAA or AA by Standard & Poor's Corporation or aaa or aa by Moody's Investors Service, Inc.;

          (c) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-2 by Standard & Poor's Corporation or at least P-2 by Moody's Investors Service, Inc., or (ii) any Lender (or its holding company); or

          (d) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution that is

                                 5
     a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender.

     "Cash Flow Coverage Ratio" means, for any period of four Fiscal
      ------------------------
Quarters, the ratio of (x) the sum of the Borrower and its Subsidiaries' (i) Net Income (including minority share portion) during such period, plus (ii) depreciation, plus (iii) amortization, plus
             ----                    ----                     ----
(iv) ESOP accrual, plus (v) deferred employee benefits, plus (vi)
                   ----                                 ----
other non-cash items, including such items that relate to the Borrower's closure of its Fontana facility, plus (vii) total taxes
                                            ----
(including cash and deferred portion) and plus (viii) total interest
                                          ----
expense during such period to (y) the sum of (i) the scheduled principal payments of consolidated Funded Debt (including, but not limited to, principal payments of the Term Loans pursuant to
Section 3.1) during such period, plus (ii) total interest charges
- -----------                      ----
incurred (including capitalized interest) during such period, plus
                                                              ----
(iii) the cash portion of taxes paid during such period.

     "CERCLA" means the Comprehensive Environmental Response,
      ------
Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response
      -------
Compensation Liability Information System List.

     "CF&I Steel, L.P." means CF&I Steel, L.P., a Delaware limited
      ----------------
partnership which is 95.2% owned by New CF&I.

     "Change in Control" means the acquisition by any Person (other
      -----------------
than the ESOP), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower.

     "Cliffs & Associates" means Cliffs and Associates Iron Carbide
      -------------------
Limited, a corporation to be formed under the laws of Trinidad and Tobago, in which Oregon Steel de Guayana, Inc., a Delaware corporation and wholly owned Subsidiary of the Borrower, contemplates investment in stock, and which will be organized for the purposes of acquiring, designing, constructing, developing and operating an industrial facility in Trinidad to produce, load and ship iron carbide.

     "Code" means the Internal Revenue Code of 1986, as amended,
      ----
reformed or otherwise modified from time to time.

     "Commitment" means, as the context may require, a Lender's
      ----------
Revolving Loan Commitment or Term Loan Commitment or the Swingline Lender's Swingline Loan Commitment.

                                 6

     "Commitment Amount" means, as the context may require, either the
      -----------------
Revolving Loan Commitment Amount, the Term Loan Commitment Amount or the Swingline Loan Commitment Amount.

     "Commitment Fee Rate" means the percentage determined by
      -------------------
reference to the Leverage Ratio as of the last day of its most recently ended Fiscal Quarter, as follows:

                  Leverage Ratio             Commitment Fee Rate
                  --------------             -------------------

               less than 2.0 to 1.0                 .375%

               2.0 to 1.0 or more                   .50%

     "Commitment Termination Date" means, as the context may require,
      ---------------------------
the Revolving Loan Commitment Termination Date, the Term Loan
Commitment Termination Date or the Swingline Loan Commitment
Termination Date.

     "Commitment Termination Event" means
      ----------------------------

          (a)  the occurrence of any Default described in clauses
                                                          -------
     (a) through (d) of Section 8.1.9; or
     ---         ---    -------------

          (b) the occurrence and continuance of any other Event of Default and either

               (i)  the declaration of the Loans to be due and
          payable pursuant to Section 8.3, or
                              -----------

               (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Compliance Certificate" means a certificate duly executed by an
      ----------------------
Authorized Officer of the Borrower, substantially in the form of
Exhibit L hereto.
- ---------

     "Comsigua" means Complejo Siderurgico de Guayana C.A., a
      --------
corporation organized and existing under the laws of the Republic of Venezuela, in which Borrower has invested and may further invest pursuant to that certain Comsigua Project Shareholders Agreement, dated March 18, 1994, and which was organized for the purpose of designing, constructing and operating an industrial facility in Venezuela for the processing of iron oxides into hot briquetted iron.

     "Consolidated Tangible Net Worth" means (i) the book value of the
      -------------------------------
Borrower and its Subsidiaries' equity plus (ii) the book value of the
                                      ----
Borrower and its Subsidiaries' minority interests minus
                                                  -----

                                 7

(iii) the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights, servicemarks and brandnames.

     "Contingent Liability" means any agreement, undertaking or
      --------------------
arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be calculated in accordance with GAAP.

     "Continuation/Conversion Notice" means a notice of continuation
      ------------------------------
or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.
                                              ---------

     "Controlled Group" means all members of a controlled group of
      ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     "Current Assets" means the consolidated current assets of the
      --------------
Borrower and its Subsidiaries, determined in accordance with GAAP.

     "Current Liabilities" means the consolidated current liabilities
      -------------------
of the Borrower and its Subsidiaries, determined in accordance with GAAP.

     "Current Ratio" means the ratio of (a) Current Assets to (b)
      -------------                                        --
Current Liabilities.

     "Default" means any Event of Default or any condition, occurrence
      -------
or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "Disclosure Schedule" means the Disclosure Schedule attached
      -------------------
hereto as Schedule 1, as it may be amended, supplemented or otherwise
          ----------
modified from time to time by the Borrower with the written consent of the Managing Agents and the Required Lenders.

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

                                 8

     "Domestic Office" means, relative to any Lender, the office of
      ---------------
such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means, for any period of four Fiscal Quarters, the
      ------
Borrower and its Subsidiaries' earnings before interest expense, taxes, depreciation and amortization, calculated on a rolling four Fiscal Quarter basis; provided, that for the Fiscal Quarter ending
                      --------
December 31, 1994, EBITDA shall be the product of EBITDA for such Fiscal Quarter times 4, that for the two Fiscal Quarters ending March 31, 1995, EBITDA shall be the product of EBITDA for such two Fiscal Quarters times 2, and that for the three Fiscal Quarters ending June 30, 1995, EBITDA shall be the product of EBITDA for such three Fiscal Quarters times 1.33.

     "Effective Date" means the date this Agreement becomes effective
      --------------
pursuant to Section 10.8.
            ------------

     "Eligible Account" means, at the time of any determination
      ----------------
thereof, any Account of the Borrower or any of its Subsidiaries (other than the Camrose Partnership) as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent:

          (a) the Borrower or such Subsidiary has lawful and absolute title to such Account and such Account is, in the Borrower's or such Subsidiary's reasonable judgment, collectible in the ordinary course of business;

          (b)  such Account is not subject to a bona fide dispute,
                                                ---------
     setoff, counterclaim or other claim or defense on the part of any person (including such Account Debtor) denying liability under such Account;

          (c) such Account is not subject to any Lien in favor of any Person, except Liens permitted by clause (a), (e), (f),
                                           ----------  ---  ---
     (g), or (h) of Section 7.2.3;
     ---     ---    -------------

          (d)  such Account is a bona fide Account (which, with
                                 ---------
     respect to an Account arising from a sale of goods, was created as a result of a sale on an absolute basis and not on a consignment, approval or sale-and-return basis) of the Borrower or such Subsidiary arising in the ordinary course of the Borrower's or such Subsidiary's business, and which,

               (i) in the case of Accounts arising from the sale of goods, such goods have been shipped or delivered and all other actions have been taken necessary to create a

                                 9
          binding obligation on the part of the Account Debtor for such Account;

               (ii) in the case of Accounts relating to the rendering of services, such services have been performed or completed and all other actions have been taken necessary to create a binding obligation on the part of the Account Debtor for such Account;

          (e) with respect to such Account, the Account Debtor is not

               (i)  an Affiliate of the Borrower, or

               (ii) the subject of any reorganization, bankruptcy, receivership, custodianship, insolvency or other condition analogous to those described in clauses (a)
                                                    -----------
          through (d) of Section 8.1.9;
                  ---    -------------

          (f) such Account is not outstanding more than 90 days past the original billing date therefor;

          (g) such Account is the subject of a first priority perfected security interest in favor of the Administrative
     Agent;

          (h) such Account is not owing from any Account Debtor from whom more than 25% of the Accounts owed to the Borrower and its Subsidiaries are more than 90 days past the original billing date therefor;

          (i) the Account Debtor thereunder is not the United States or any department, agency or instrumentality thereof unless the Borrower assigns its rights to payment of such account to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, so as to comply with the Assignment of Claims Act of 1940, as amended; and

          (j) the Account Debtor thereunder is not located outside of the United States unless payment thereunder is secured by a letter of credit in form and substance satisfactory to the Administrative Agent.

     "Eligible Inventory" means, at the time of any determination
      ------------------
thereof, all Inventory of the Borrower or any of its Subsidiaries (other than the Camrose Partnership) arising in the ordinary course of business and as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent:

                                 10

          (a)  all of such Inventory is located in the United
     States;

          (b) none of such Inventory shall consist of (i) items in the custody of third parties (other than the Borrower and its Subsidiaries) for processing or manufacture, (ii) items in the Borrower's or such Subsidiary's possession but intended by the Borrower or such Subsidiary for return to the suppliers thereof, (iii) items belonging to third parties (other than the Borrower and its Subsidiaries) that have been consigned to the Borrower or such Subsidiary or are otherwise in the Borrower's or such Subsidiary's custody or possession, (iv) items in the Borrower's or such Subsidiary's custody and possession on a sale-on-approval or sale-or-return basis or subject to any other repurchase or return agreement or (v) miscellaneous operating items which are generally categorized by the Borrower as "stores inventory";

          (c) none of such Inventory shall be unsalable, obsolete, damaged or otherwise unfit for sale or consumption in the normal course of the business of the Borrower or such Subsidiary;

          (d) none of such Inventory shall be subject to any Lien in favor of any Person, except Liens permitted by clause (a),
                                                       ----------
     (e), (f), (g) or (h) of Section 7.2.3; and
     ---  ---  ---    ---    -------------

          (e) all of such Inventory is the subject of a first priority perfected security interest in favor of the Administrative Agent.

     "Environmental Laws" means all applicable federal, state or local
      ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of
      -----
1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "ESOP" means the employee stock ownership plan for the employees
      ----
of the Borrower and certain of its Subsidiaries in effect as of the Effective Date and any successor to such plan.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Excess Cash Flow" means for any Fiscal Year, the excess of
      ----------------
(x) the EBITDA for such period over (y) the sum of (i) the scheduled
                               ----
principal payments of consolidated Funded Debt

                                11

(including, but not limited to, principal payments of the Term Loans pursuant to Section 3.1) during such period, plus (ii) cash interest
            -----------                      ----
payments made during such period, plus (iii) taxes paid during such
                                  ----
period, plus (iv) Capital Expenditures made during such period, plus
        ----                                                    ----
(v) any net increase, if positive, in Working Capital during such period.

     "Federal Funds Rate" means, for any period, a fluctuating
      ------------------
interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by First Interstate from three federal funds brokers of recognized standing selected by it.

     "First Interstate" is defined in the preamble.
      ----------------                    --------

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar
      -----------
months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1993 Fiscal
                                           ----
Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

     "Fontana" means Oregon Steel Mills - Fontana Division, Inc., a
      -------
Delaware corporation and wholly-owned Subsidiary of the Borrower.

     "F.R.S. Board" means the Board of Governors of the Federal
      ------------
Reserve System or any successor thereto.

     "Funded Debt" means the outstanding principal amount of all
      -----------
Indebtedness of the Borrower and its Subsidiaries of the nature referred to in clauses (a) and (b) of the definition of
               -----------     ---
"Indebtedness".
 ------------

     "Funded Debt to Capitalization Ratio" means the ratio of
      -----------------------------------
(x) Funded Debt to (y) the sum of (i) Funded Debt plus
                                                  ----
(ii) Consolidated Tangible Net Worth.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Guaranties" means the Guaranties executed and delivered pursuant
      ----------
to Section 5.1.4, substantially in the form of Exhibit G
   -------------                               ---------

                                12
hereto, as amended, supplemented, restated or otherwise modified from time to time.

     "Guarantors" means all direct and indirect Significant
      ----------
Subsidiaries of the Borrower, whether presently existing or hereafter created, including, without limitation, Napa, Fontana, Camrose and New CF&I, but excluding the Camrose Partnership and CF&I Steel, L.P.; provided, that if Fontana shall cease to be a Significant Subsidiary
- --------
of the Borrower, it shall thereupon cease to be a Guarantor hereunder and shall be released from its obligations under its Security Agreement.

     "Hazardous Material" means
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b)  any "hazardous waste", as defined by the Resource
     Conservation and Recovery Act, as amended; or

          (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedging Obligations" means, with respect to any Person, all
      -------------------
liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "herein", "hereof", "hereto", "hereunder" and similar terms
      ------    ------    ------    ---------
contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                                13

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in
     default of any of its obligations under Section 7.2.4.
                                             -------------

     "including" means including without limiting the generality of
      ---------
any description preceding such term.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (c) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (e) whether or not so included as liabilities in accordance with GAAP, all indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that
                                            --------  -------
     the indebtedness secured by the Lien on the Borrower's shares of Comsigua and Cliffs & Associates permitted by the terms of
     Section 7.2.3(i) hereof shall not be considered Indebtedness;
     ----------------
     and

          (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, (i) Permitted Intercompany Loans shall not be considered Indebtedness and (ii) the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent that either (x) such Person is directly obligated for such Indebtedness or (y) that such Indebtedness is a Contingent Liability of such Person.

                                14

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Interest Coverage Ratio" means, for any period of four Fiscal
      -----------------------
Quarters, the ratio of (x) the sum of the Borrower and its Subsidiaries' (i) Net Income during such period, plus (ii) total taxes
                                                 ----
(including cash and deferred portion) accrued during such period, plus
                                                                  ----
(iii) cash interest expense during such period plus (iv) noncash
                                               ----
extraordinary losses during such period minus (v) noncash extraordinary gains during such period to (y) the Borrower and its Subsidiaries' total interest expense (including capitalized interest) during such period.

     "Interest Period" means, relative to any LIBO Rate Loans, the
      ---------------
period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day
            -----------    ---
which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4;
                                          -----------    ---
provided, however, that
- --------  -------

          (a) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "Inventory" means all inventory, as such term is defined in the
      ---------
Uniform Commercial Code in effect in the state of New York as of the Effective Date.

     "Investment" means, relative to any Person,
      ----------

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business) other than Permitted Intercompany Loans;

          (b)  any Contingent Liability of such Person; and

                                15

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     "Lender Assignment Agreement" means a Lender Assignment Agreement
      ---------------------------
substantially in the form of Exhibit F hereto.
                             ---------

     "Lenders" is defined in the preamble.
      -------                    --------

     "Leverage Ratio" means, as of the end of any Fiscal Quarter of
      --------------
the Borrower, the ratio of the Borrower and its Subsidiaries' (x)
Funded Debt to (y) EBITDA.

     "LIBO Rate" is defined in Section 3.3.1.
      ---------                -------------

     "LIBO Rate Loan" means a Loan bearing interest, at all times
      --------------
during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" is defined in Section 3.3.1.
      ---------                                   -------------

     "LIBOR Office" means, relative to any Lender, the office of such
      ------------
Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" is defined in Section 3.3.1.
      ------------------------                -------------

     "Lien" means any security interest, mortgage, pledge,
      ----
hypothecation, assignment, deposit arrangement, encumbrance, lien
(statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" means, as the context may require, a Revolving Loan, a
      ----
Term Loan or a Swingline Loan of any type.

     "Loan Document" means this Agreement, the Notes, the Guaranties,
      -------------
the Pledge Agreement, the Security Agreements, each

                                16
agreement relating to Hedging Obligations to which a Lender is a party (unless otherwise agreed by such Lender) and each other agreement, document or instrument delivered in connection with this Agreement.

     "Managing Agents" is defined in the preamble and includes each
      ---------------                    --------
other Person as shall have subsequently been appointed as a successor Managing Agent pursuant to Section 9.4.
                           -----------

     "Material Adverse Effect" means any circumstance or event which
      -----------------------
is reasonably likely to (i) have a material adverse effect on the validity or enforceability of this Agreement, the Notes or any other Loan Document, (ii) have a material adverse effect on the financial condition, operations, assets, business or properties of Borrower and its Subsidiaries, taken as a whole, or (iii) materially impair the ability of the Borrower or any Guarantor to fulfill its respective obligations under this Agreement or any other Loan Document.

     "Material Partnership" means each of the Camrose Partnership,

      --------------------
CF&I Steel, L.P. and any other partnership in which Borrower or any Subsidiary has an Investment in excess of $10,000,000.

     "Monthly Payment Date" means the last day of each calendar month
      --------------------
or, if any such day is not a Business Day, the next succeeding
Business Day.

     "Napa" means Napa Pipe Corporation, a Delaware corporation and
      ----
wholly-owned Subsidiary of the Borrower.

     "Net Disposition Proceeds" means, with respect to any Restricted
      ------------------------
Disposition, the gross consideration received by or for the account of its seller minus (i) transfer taxes paid or payable as a result of
           -----
such sale, (ii) broker's commissions, professional fees and other expenses relating to such sale that are payable by seller and (iii) any promissory notes received by the seller in connection with such sale.

     "Net Equity Proceeds" means, with respect to any issuance by the
      -------------------
Borrower or any Subsidiary of any equity securities, the gross consideration received by or for the issuer minus underwriting and
                                            -----
brokerage commissions, discounts and fees and other professional fees and expenses relating to such issuance that are payable by the issuer.

     "Net Income" means the consolidated net income of the Borrower
      ----------
and its Subsidiaries, determined in accordance with GAAP.

     "Net Receivables Proceeds" means, with respect to any Permitted
      ------------------------
Receivables Financing, the gross consideration received

                                17
by such seller minus professional fees and expenses relating to such
               -----
financing payable by the seller.

     "New CF&I" means New CF&I, Inc., a Delaware corporation and
      --------
90%-owned Subsidiary of the Borrower.

     "Note" means, as the context may require, a Revolving Note, a
      ----
Term Note or the Swingline Note.

     "Obligations" means all obligations (monetary or otherwise) of
      -----------
the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

     "Obligor" means, as the context may require, the Borrower, any

      -------
Guarantor or any other Person (other than an Agent or any Lender) obligated under any Loan Document.

     "Organic Document" means, relative to any Obligor, its
      ----------------
certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Participant" is defined in Section 10.11.2.
      -----------                ---------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any
      ----
entity succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined
      ------------
in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the percentage set
      ----------
forth on Schedule 2 hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1.
                                                 ---------------

     "Permitted Dispositions" means (x) any sale, transfer, lease or
      ----------------------
conveyance by the Borrower or any of its Subsidiaries of any assets that is made in the ordinary course of its business or (y) any sale, transfer, lease or conveyance of any of the properties and assets more particularly described on Item 1.1 ("Permitted Dispositions") of the
                          --------
Disclosure Schedule, but only to the extent

                                18
that the net proceeds therefrom do not exceed the amount set forth on the Disclosure Schedule. If the proceeds from any such sale, transfer, lease or conveyance shall exceed the amount set forth on the Disclosure Schedule, all such excess proceeds shall be treated as Net Disposition Proceeds from a Restricted Disposition.

     "Permitted Intercompany Loans" means (i) any loans from the
      ----------------------------
Borrower to any of its Subsidiaries to the extent that such loans are evidenced by promissory notes that have been pledged to the Administrative Agent pursuant to the Pledge Agreement, (ii) the existing intercompany loan from New CF&I to CF&I Steel, L.P., (iii) any loans from the Borrower to CF&I Steel, L.P. to the extent that such loans are evidenced by promissory notes that have been pledged to the Administrative Agent or (iv) any loans from any of the Borrower's Subsidiaries to the Borrower to the extent that such loans are subordinated on terms and conditions satisfactory to Administrative Agent.

     "Permitted Receivables Financing" means any sale (or financing)
      -------------------------------
by the Borrower or its Subsidiaries of Accounts to a receivables purchaser, on terms satisfactory to the Managing Agents.

     "Person" means any natural person, corporation, partnership,
      ------
firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Pledge Agreement" means the Pledge Agreement executed and
      ----------------
delivered pursuant to Section 5.1.5, substantially in the form of
                      -------------
Exhibit H hereto, as amended, supplemented, restated or otherwise
- ---------
modified from time to time.

     "Quarterly Payment Date" means the last day of each March, June,
      ----------------------
September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Reference Lenders" means First Interstate, Scotiabank and United
      -----------------
States National Bank of Oregon.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Required Lenders" means, at any time, Lenders holding at least
      ----------------
51% of the then aggregate outstanding principal amount of the Revolving Notes (including, for such purposes, any participations of the Lenders under Swingline Loans) and Term Notes, or, if no such principal amount is then outstanding, Lenders having at least

                                19

51% of the aggregate Revolving Loan Commitments and Term Loan
Commitments.

     "Resource Conservation and Recovery Act" means the Resource
      --------------------------------------
Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to time.

     "Restricted Disposition" means any sale, transfer, lease,
      ----------------------
contribution or conveyance by the Borrower or any Subsidiary of its assets that is not a Permitted Disposition.

     "Revolving Loan" is defined in Section 2.1.2.
      --------------                -------------

     "Revolving Loan Commitment" means, relative to any Lender, such
      -------------------------
Lender's obligation to make Revolving Loans pursuant to Section 2.1.2.
                                                        -------------

     "Revolving Loan Commitment Amount" means, on any date,
      --------------------------------
$100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.
   -----------

     "Revolving Loan Commitment Termination Date" means the earliest
      ------------------------------------------
of

          (a)  December 31, 1997, as such date may be extended
     pursuant to Section 2.1.5;
                 -------------

          (b)  the date on which the Revolving Loan Commitment
     Amount is terminated in full or reduced to zero pursuant to
     Section 2.2; and
     -----------

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described above, the Revolving Loan Commitments shall terminate automatically and without any further action.

     "Revolving Note" means a promissory note of the Borrower payable
      --------------
to any Lender, in the form of Exhibit A hereto (as such promissory
                              ---------
note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Scotiabank" is defined in the preamble.
      ----------                    --------

     "Security Agreements" means the Security Agreements executed and
      -------------------
delivered pursuant to Section 5.1.6, substantially in the form
                      -------------

                                20
of Exhibit I hereto, as amended, supplemented, restated or otherwise
   ---------
modified from time to time.

     "Significant Subsidiary" means each Subsidiary of the Borrower
      ----------------------
that

          (a)  as of the Effective Date, is designated with an
     asterisk in Item 2 ("Subsidiaries") of the Disclosure
                 ------
     Schedule;

          (b) accounted for at least 5% of consolidated revenues of the Borrower and its Subsidiaries or 5% of consolidated earnings of the Borrower and its Subsidiaries before interest and taxes, in each case for the four Fiscal Quarters of the Borrower ending on the last day of the last Fiscal Quarter of the Borrower immediately preceding the date as of which any such determination is made; or

          (c) has assets which represent at least 5% of the consolidated assets of the Borrower and its Subsidiaries as of the last day of the last Fiscal Quarter of the Borrower immediately preceding the date as of which any such determination is made, all of which, with respect to clauses (b) and (c), shall be as
                              -----------     ---
reflected on the financial statements of the Borrower for the period, or as of the date, in question.

     "Stated Maturity Date" means
      --------------------

          (a)  in the case of any Revolving Loan, December 31,
     1997, as such date may be extended pursuant to Section 2.1.5;
                                                    -------------

          (b)  in the case of any Swingline Loan, December 31,
     1997, as such date may be extended pursuant to Section 2.1.5;
                                                    -------------
     and

          (c)  in the case of any Term Loan, December 31, 1999.

     "Subsidiary" means, with respect to any Person, any corporation
      ----------
of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person; provided, however, that in the case of
                             --------  -------
the Borrower, such term also includes, without limitation, Camrose Partnership and CF&I Steel, L.P.

                                21

     "Swingline Lender" means First Interstate.
      ----------------

     "Swingline Loan" is defined in Section 2.1.3.
      --------------                -------------

     "Swingline Loan Commitment" means the Swingline Lender's
      -------------------------
obligation to make Swingline Loans pursuant to Section 2.1.3.
                                               -------------

     "Swingline Loan Commitment Amount" means, on any date
      --------------------------------
$15,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.
   -----------

     "Swingline Loan Commitment Termination Date" means the earlier of
      ------------------------------------------

          (a)  the Revolving Loan Commitment Termination Date; or

          (b)  the date on which the Swingline Loan Commitment
     Amount is terminated in full or reduced to zero pursuant to
     Section 2.2.
     -----------

Upon the occurrence of any event described above, the Swingline Loan Commitment shall terminate automatically and without any further action.

     "Swingline Note" means the promissory note of the Borrower
      --------------
payable to the Swingline Lender, in the form of Exhibit C hereto (as
                                                ---------
such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swingline Lender resulting from outstanding Swingline Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Syndication Agent" is defined in the preamble and includes each
      -----------------                    --------
other Person as shall have subsequently been appointed as the successor Syndication Agent pursuant to Section 9.4.
                                        -----------

     "Taxes" is defined in Section 4.6.
      -----                -----------

     "Term Loan" is defined in Section 2.1.1.
      ---------                -------------

     "Term Loan Commitment" means, relative to any Lender, such
      --------------------
Lender's obligation to make Term Loans pursuant to Section 2.1.1.
                                                   -------------

     "Term Loan Commitment Amount" means, on any date,
      ---------------------------
$200,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.
   -----------

     "Term Loan Commitment Termination Date" means the earliest of
      -------------------------------------

          (a)  December 31, 1996;


                                 22

          (b) the date on which the Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described above, the Term Loan
Commitments shall terminate automatically and without any further action.

     "Term Note" means a promissory note of the Borrower payable to
      ---------
any Lender, in the form of Exhibit B hereto (as such promissory note
                           ---------
may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "type" means, relative to any Loan, the portion thereof, if any,
      ----
being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its
      -------------
fifty States and the District of Columbia.

     "Welfare Plan" means a "welfare plan", as such term is defined in
      ------------
section 3(1) of ERISA.

     "Working Capital" means the excess of (a) Current Assets over (b)
      ---------------                                         ----
Current Liabilities.

     SECTION 1.2.  Use of Defined Terms.  Unless otherwise defined or
                   --------------------
the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3.  Cross-References.  Unless otherwise specified,
                   ----------------
references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4.  Accounting and Financial Determinations.  Unless
                   ---------------------------------------
otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including

                                23
under Section 7.2.4) shall be made, and all financial statements
      -------------
required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles
("GAAP") applied in the preparation of the audited financial statements referred to in Section 6.5.
                          -----------


                           ARTICLE II

           COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION 2.1.  Commitments.  On the terms and subject to the
                   -----------
conditions of this Agreement (including Article V), each Lender
                                        ---------
severally agrees to make Loans pursuant to the Commitments
described in this Section 2.1.
                  -----------

     SECTION 2.1.1.  Term Loan Commitment.  From time to time on any
                     --------------------
Business Day occurring prior to the Term Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Term
                                                                 ----
Loans") to the Borrower equal to such Lender's Percentage of the
- -----
aggregate amount of the Borrowing of Term Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.1 is herein referred to as its "Term
                  -------------                               ----
Loan Commitment".  No amounts paid or prepaid with respect to Term
- ---------------
Loans may be reborrowed.

     SECTION 2.1.2.  Revolving Loan Commitment.  From time to time on
                     -------------------------
any Business Day occurring prior to the Revolving Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's
             ---------------
Percentage of the aggregate amount of the Borrowing of Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.2 is herein referred to as
                              -------------
its "Revolving Loan Commitment".  On the terms and subject to the
     -------------------------
conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

     SECTION 2.1.3.  Swingline Commitment.  From time to time on any
                     --------------------
Business Day occurring prior to the Swingline Loan Commitment Termination Date, the Swingline Lender will make Swingline Loans to the Borrower in the aggregate amount of Swingline Loans requested by the Borrower to be made on such date. The Commitment of the Swingline Lender described in this Section 2.1.3 is herein referred to as the
                         -------------
"Swingline Loan Commitment".  On the terms and subject to the
 -------------------------
conditions hereof, the Borrower may from time to time, borrow, prepay and reborrow Swingline Loans. All Swingline Loans shall bear interest at a fluctuating rate determined by reference to the Federal Funds Rate plus the Applicable Margin for Swingline Loans. On the date a
     ----
Swingline Loan is made hereunder, each Lender absolutely and unconditionally agrees to and does purchase a participation in an amount equal to its respective Percentage of

                                24

Revolving Loans in such Swingline Loan. At the request of the Swingline Lender, made through the Administrative Agent at any time and from time to time, including, without limitation, following the occurrence of Event of Default, each Lender (including the Swingline Lender) absolutely and unconditionally agrees to fund the Swingline Loans then outstanding by advancing such Lender's Percentage of the outstanding Swingline Loans to the Administrative Agent for disbursement to the Swingline Lender. Such advances shall be made no later than 10:00 a.m. (Portland time) on the next following Business Day after a request therefor is made. Advances made by the Lenders hereunder for purposes of funding Swingline Loans shall constitute Revolving Loans (and be advanced as Base Rate Loans) for all purposes hereof. In consideration of the Lenders' agreement to advance funds for purposes of repaying Swingline Loans and purchasing participations in Swingline Loans, the Swingline Lender agrees to pay to each Lender, such Lender's Percentage of the Applicable Margin for Swingline Loans collected by the Swingline Lender on all outstanding Swingline Loans. Such payment shall be made by the Swingline Lender to the Administrative Agent, for the account of the Lenders, monthly in arrears on each Monthly Payment Date.

     SECTION 2.1.4.  Lenders Not Permitted or Required To Make Loans.
                     -----------------------------------------------
No Lender shall be permitted or required to make

          (a) any Term Loan if, after giving effect thereto, the aggregate original principal amount of all Term Loans

               (i) of all Lenders made since the Effective Date would exceed the Term Loan Commitment Amount, or

               (ii) of such Lender made since the Effective Date would exceed such Lender's Percentage of the Term Loan
          Commitment Amount; or

          (b)  any Revolving Loan if, after giving effect thereto,

               (i) the sum of (x) the aggregate outstanding Swingline Loans plus (y) the aggregate outstanding
                          ----
          principal amount of all Revolving Loans of all Lenders would exceed the Revolving Loan Commitment Amount,

               (ii) the sum of (x) the aggregate outstanding Swingline Loans plus (y) the aggregate outstanding
                          ----
          principal amount of all Revolving Loans of all Lenders would exceed the then-current Borrowing Base, or

               (iii) the aggregate outstanding principal amount of all Revolving Loans of such Lender would exceed such Lender's Percentage of the Revolving Loan Commitment
          Amount.

                                25

The Swingline Lender shall not be permitted or required to make any Swingline Loan, if, after giving effect thereto, the aggregate outstanding principal amount of:

               (i)  the sum of (x) the aggregate outstanding
          principal amount of all Revolving Loans of all Lenders
          plus (y) the aggregate outstanding Swingline Loans would
          ----
          exceed the Revolving Loan Commitment Amount,

               (ii)  the sum of (x) the aggregate outstanding
          principal amount of all Revolving Loans of all Lenders
          plus (y) the aggregate outstanding Swingline Loans would
          ----
          exceed the Borrowing Base, or

               (iii)  all Swingline Loans would exceed the
          Swingline Loan Commitment Amount.

     SECTION 2.1.5.  Extension of Revolving Loan Termination Date.
                     --------------------------------------------

     (a) Not less than 90 days nor more than 135 days before the first and the second anniversary of the Effective Date, the Borrower may, by written request delivered to the Administrative Agent, request that the Revolving Loan Commitment Termination Date be extended by all of the Lenders for a period of one year from the then-current Revolving Loan Commitment Termination Date. The Administrative Agent shall promptly notify the Lenders of any such request. Such extension shall only be effective upon approval thereof in writing by each Managing Agent and all of the Lenders holding Revolving Loan Commitments, and the execution and delivery of such amendments to the Loan Documents and other documents as the Managing Agents may require in connection with such extension. Each Managing Agent and Lender may accept or reject any request for an extension in its sole and absolute discretion. Each Managing Agent and Lender shall use reasonable efforts to accept or reject any such request within 30 days after receiving notice thereof, provided that any failure by a Managing
                          --------
Agent or Lender to respond to such a request shall be deemed to be a rejection thereof. Each request for the extension of the Revolving Loan Commitment Termination Date that is approved by the Lenders holding Revolving Credit Loans shall automatically extend the Swingline Loan Commitment Termination Date by an identical time period.

     (b) If on or before the 30th day after the Administrative Agent's receipt of an extension request, the Administrative Agent shall have received written consents for the extension of the Revolving Loan Commitment Termination Date from Lenders then holding 75% or more of the aggregate Revolving Loan Commitments and one or more Lenders shall have rejected the Borrower's request for such extension hereunder, the Borrower may by notice to but without consent of any such rejecting Lender: (i) request one or more of the other Lenders to acquire and assume (in such Lender's sole

                                26
discretion) all or part of any such rejecting Lender's Revolving Loans and Revolving Loan Commitment; or (ii) with the written consent of the Managing Agents, designate a replacement bank or financial institution to acquire and assume all or part of any such rejecting Lender's Revolving Loans and Revolving Loan Commitment; or (iii) with the written consent of Lenders holding 75% or more of the aggregate Revolving Loan Commitments, terminate any such rejecting Lender's Revolving Loan Commitment and either (x) prepay any such rejecting Lender's Revolving Loans in full, without premium or penalty but subject to Section 4.4, or (y) repay any such rejecting Lender's
           -----------
Revolving Loans in full at the end of the then-outstanding Interest Periods, without premium or penalty, whereupon the aggregate Revolving Loan Commitments shall be reduced by an amount equal to such rejecting Lender's Revolving Loan Commitment.

     SECTION 2.2.  Optional Reduction of Commitment Amounts.  The
                   ----------------------------------------
Borrower may, from time to time on any Business Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the amount of any Commitment Amount; provided, however, that all such
                                 --------  -------
reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of the Swingline Loan Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000 and any partial reduction of any other Commitment Amount shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000.

     SECTION 2.3.  Borrowing Procedure.  The Borrower may request
                   -------------------
Loans to be made pursuant to this Section 2.3.
                                  -----------

     SECTION 2.3.1.  Term Loans and Revolving Loans.  By delivering a
                     ------------------------------
Borrowing Request to the Administrative Agent on or before 9:00 a.m., Portland time, on a Business Day, the Borrower may from time to time irrevocably request, (i) on not less than three Business Days' notice in the case of LIBO Rate Loans and on not less than one Business Day's notice in the case of Base Rate Loans, that a Borrowing of Term Loans be made in a minimum amount of $10,000,000 and an integral multiple of $1,000,000, or in the unused amount of the Term Loan Commitment and
(ii) on not less than three Business Days' notice in the case of LIBO Rate Loans and on not less than one Business Day's notice in the case of Base Rate Loans, that a Borrowing of Revolving Loans be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 or in the unused amount of the Revolving Loan Commitment. Not later than 10:00 a.m., Portland time, on the date of receipt, the Administrative Agent shall give notice to each Lender of the terms of each Borrowing Request for Revolving Loans and Term Loans submitted by the Borrower. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (Portland time) on the Business Day specified in the Borrowering Request each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage

                                27
of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by deposit to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.3.2.  Swingline Loans.  By delivering a Borrowing
                     ---------------
Request to the Swingline Lender on or before 3:00 p.m., Portland Time, on a Business Day, the Borrower may from time to time irrevocably request that a Borrowing of Swingline Loans be made on such date in a minimum amount of $100,000 and an integral multiple of $100,000 or in the unused amount of the Swingline Loan Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing of Swingline Loans shall be made on the Business Day specified in such Borrowing Request. The Swingline Lender shall make the Swingline Loan available to the Borrower by deposit to the accounts the Borrower shall have specified in its Borrowing Request.

     SECTION 2.4.  Continuation and Conversion Elections.  By
                   -------------------------------------
delivering a Continuation/Conversion Notice to the Administrative Agent on or before 9:00 a.m., Portland time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000, of any Term Loans or Revolving Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided,
                                                           --------
however, that (i) each such conversion or continuation shall be pro
- -------
rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Term Loans or Revolving Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing. Not later than 10:00 a.m., Portland time, on the date of receipt, the Administrative Agent shall give notice to each Lender of the terms of each Continuation/Conversion Notice delivered to it by the Borrower.

     SECTION 2.5.  Funding.  Each Lender may, if it so elects, fulfill
                   -------
its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate
                              --------  -------

                                28

Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3
                                                ------------  ---  ---
or 4.4, it shall be conclusively assumed that each Lender elected to
   ---
fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6.  Notes.  Each Lender's Loans under a Commitment
                   -----
shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and
          ----- ----
the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the
                                    --------  -------
failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.


                               ARTICLE III

               REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1.  Repayments and Prepayments.  The Borrower shall
                   --------------------------
repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall be made as set forth below:

     SECTION 3.1.1.  Voluntary Prepayments.  From time to time on any
                     ---------------------
Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans;
provided, however, that
- --------  -------

          (i) any such prepayment shall be applied to such Loans as shall be specified by the Borrower in a written notice to the Administrative Agent, or in the absence of such notice, as the Administrative Agent shall specify;

          (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

          (iii) voluntary prepayments of Swingline Loans may be made with notice from an Authorized Officer of the Borrower to

                                29
     the Swingline Lender prior to 3:00 p.m. on the date of such payment, and all voluntary prepayments of Revolving Loans and Term Loans shall require at least one Business Day's prior written notice to the Administrative Agent; and

          (iv) all voluntary partial prepayments of Swingline Loans shall be in an aggregate minimum amount of $100,000 and an integral multiple of $100,000; all voluntary partial prepayments of Revolving Loans shall be in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000; and all voluntary prepayments of Term Loans shall be in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000.

     SECTION 3.1.2.  Exceeding the Revolving Loan Commitment.  On each
                     ---------------------------------------
date when the sum of the aggregate outstanding principal amount of all Revolving Loans and Swingline Loans exceeds the lesser of (x) the Revolving Loan Commitment Amount (as it may be reduced from time to time) and (y) the then effective Borrowing Base amount, the Borrower shall make a mandatory prepayment of the Revolving Loans or Swingline Loans (or both) in an aggregate amount equal to such excess.

     SECTION 3.1.3.  Scheduled Term Loan Repayments.  On the Stated
                     ------------------------------
Maturity Date and on each Quarterly Payment Date set forth below, the Borrower shall make a scheduled repayment of the Term Loans in an amount shown below opposite such Quarterly Payment Date:

                Date                            Amount
                ----                            ------

          June 30, 1997                      16,666,666.00
          September 30, 1997                 16,666,667.00
          December 31, 1997                  16,666,667.00
          March 31, 1998                     17,500,000.00
          June 30, 1998                      17,500,000.00
          September 30, 1998                 17,500,000.00
          December 31, 1998                  17,500,000.00
          March 31, 1999                     20,000,000.00
          June 30, 1999                      20,000,000.00
          September 30, 1999                 20,000,000.00
          December 31, 1999                  20,000,000.00

     If less than $200,000,000 of Term Loans are outstanding on the Term Facility Commitment Termination Date, then all scheduled payments shall be reduced pro rata.
                               --- ----

     SECTION 3.1.4.  Excess Cash Flow Repayments.  Within 90 days
                     ---------------------------
after the close of each Fiscal Year, commencing with the Fiscal Year ending December 31, 1997, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 50% of Excess Cash

                                30

Flow (if any) for such period to be applied as set forth in Section
                                                            -------
3.2.2.
- -----

     SECTION 3.1.5.  Net Equity Proceeds.  Within five Business Days
                     -------------------
of the receipt by the Borrower of any Net Equity Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 75% of such Net Equity Proceeds to be applied as set forth in
Section 3.2.2 or, if such prepayment would cause the Borrower to be
- -------------
liable for losses or expenses pursuant to the terms of Section 4.4(a)
                                                       --------------
hereof, the Borrower shall deliver such Net Equity Proceeds to the Administrative Agent to be held as cash collateral pursuant to the terms of the Security Agreement and to be applied by the Administrative Agent as set forth in Section 3.2.2 to the payments of
                                     -------------
the Loans on the earliest dates such payment may be made without incurring losses or expenses pursuant to Section 4.4(a).
                                         --------------

     SECTION 3.1.6.  Net Disposition Proceeds.  Within five Business
                     ------------------------
Days of receipt by the Borrower or any Subsidiary of Net Disposition Proceeds in excess of $10,000,000 in any Fiscal Year or $40,000,000 in the aggregate since the Effective Date, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to such excess to be applied as set forth in Section 3.2.2, and immediately upon the
                           -------------
expiration of any time period for the reinvestment of net proceeds of a Restricted Disposition pursuant to Section 7.2.11(b)(ii), the
                                             -------------
Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of any such unreinvested net proceeds to be applied as set forth in Section 3.2.2 or, if such prepayment would cause the
             -------------
Borrower to be liable for losses or expenses pursuant to the terms of
Section 4.4(a) hereof, the Borrower shall deliver such Net Disposition
- --------------
Proceeds to the Administrative Agent to be held as cash collateral pursuant to the terms of the Security Agreement and to be applied by the Administrative Agent as set forth in Section 3.2.2 to the payments
                                         -------------
of the Loans on the earliest dates such payment may be made without incurring losses or expenses pursuant to Section 4.4(a).
                                         --------------

     SECTION 3.1.7.  Net Receivables Proceeds.  Within five Business
                     ------------------------
Days of receipt of Net Receivables Proceeds, the Borrower shall make a mandatory prepayment of the Revolving Loans and permanently reduce the Revolving Loan Commitment Amount in an amount equal to 100% of such Net Receivables Proceeds as set forth in Section 3.2.2 or, if such
                                         -------------
prepayment would cause the Borrower to be liable for losses or expenses pursuant to the terms of Section 4.4(a) hereof, the Borrower
                                  --------------
shall deliver such Net Receivables Proceeds to the Administrative Agent to be held as cash collateral pursuant to the terms of the Security Agreement and to be applied by the Administrative Agent as set forth in Section 3.2.2 to the payments of the Loans on the
             -------------
earliest dates such payment may be made without incurring losses or expenses pursuant to Section 4.4(a).
                     --------------

                                31

     SECTION 3.1.8.  Acceleration.  The Borrower shall, immediately
                     ------------
upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, unless,
            -----------    -----------
pursuant to Section 8.3, only a portion of all Loans is so
            -----------
accelerated.

     SECTION 3.2.  Application of Payments and Prepayments.
                   ---------------------------------------

     SECTION 3.2.1.  Voluntary Prepayments.  Each voluntary prepayment
                     ---------------------
of Term Loans made pursuant to Section 3.1.1 shall be applied, to the
                               -------------
extent of such prepayment, to the pro rata reduction of all scheduled
                                  --- ----
repayments of Term Loans set forth in Section 3.1.3.  Each prepayment
                                      -------------
of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary
                                      -----------
prepayment of principal of any Revolving Loans shall cause a reduction in the Revolving Loan Commitment Amount, and no voluntary prepayment of principal of any Swingline Loans shall cause a reduction in the Swingline Loan Commitment Amount.

     SECTION 3.2.2.  Mandatory Prepayments.  Each prepayment of the
                     ---------------------
Loans made pursuant to Sections 3.1.4, 3.1.5, and 3.1.6 shall be
                       --------------  -----      -----
applied, to the scheduled Term Loan repayments set forth in Section
                                                            -------
3.1.3 in inverse order of their maturity.  After all outstanding Term
- -----
Loans have been repaid in full, if any proceeds from prepayments made pursuant to Sections 3.1.4, 3.1.5, and 3.1.6 remain, and in the case
            --------------  -----      -----
of 100% of the proceeds pursuant to Section 3.1.7, the Revolving Loan
                                    -------------
Commitment Amount shall be reduced by the aggregate amount of such proceeds (and the Borrower shall make a prepayment of Revolving Loans in an amount equal to the excess, if any, of the then outstanding Revolving Loans over the Revolving Loan Commitment Amount, as so reduced).

     SECTION 3.3.  Interest Provisions.  Interest on the outstanding
                   -------------------
principal amount of Loans shall accrue and be payable in accordance with this Section 3.3.
          -----------

     SECTION 3.3.1.  Rates.  Pursuant to an appropriately delivered
                     -----
Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Base Rate Loans and LIBO Rate Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest
     Period plus the Applicable Margin.


                                32

All Swingline Loans shall accrue interest at a rate per annum equal to the sum of Federal Funds Rate from time to time in effect plus the Applicable Margin for Swingline Loans.

     The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to
          ---------------------------
be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

          LIBO Rate      =              LIBO Rate
                              -------------------------------
     (Reserve Adjusted)       1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from the Reference Lenders, two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 3.3.4.
                 -------  -------                       -------------

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate
      ---------
Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to each Reference Lender's LIBOR Office in the interbank eurodollar market as at or about 12:00 noon New York time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of each such Reference Lender's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBOR Reserve Percentage" means, relative to any Interest Period
      ------------------------
for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

                                33

     SECTION 3.3.2.  Post-Maturity Rates.  After the date any
                     -------------------
principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the sum of the Alternate Base Rate plus 2% plus the Applicable Margin for Base Rate Loans then in effect.

     SECTION 3.3.3.  Payment Dates.  Interest accrued on each Loan
                     -------------
shall be payable, without duplication:

          (a)  on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

          (c) with respect to Revolving Loans and Term Loans made as Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date, and with respect to Swingline Loans made as Base Rate Loans, on each Monthly Payment Date occurring after the Effective Date;

          (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest
     Period); and

          (e)  on that portion of any Loans the Stated Maturity
     Date of which is accelerated pursuant to Section 8.2 or
                                              -----------
     Section 8.3, immediately upon such acceleration.
     -----------

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3.4.  Interest Rate Determination.  Each Reference
                     ---------------------------
Lender agrees to furnish to the Administrative Agent timely information for the purpose of determining each LIBO Rate. If any one or more of the Reference Lenders shall fail timely to furnish such information to the Administrative Agent for any such interest rate, the Administrative Agent shall determine such interest rate on the basis of the information furnished by the remaining Reference Lenders.

     SECTION 3.4.  Fees.  The Borrower agrees to pay the fees set
                   ----
forth in this Section 3.4.  All such fees shall be non-refundable.
              -----------

                                34

     SECTION 3.4.1.  Commitment Fee.  The Borrower agrees to pay to
                     --------------
the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and
             ---------
continuing through the final Commitment Termination Date, a commitment fee at the Commitment Fee Rate per annum on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Commitment Amount and the Term Loan Commitment Amount; provided,
                                                       --------
however, that for purposes of determining usage under the Revolving
- -------
Commitment, all outstanding Swingline Loans shall be deemed to be Revolving Loans. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on each Commitment Termination Date.

     SECTION 3.4.2.  Upfront Fee.  The Borrower agrees to pay to the
                     -----------
Administrative Agent for the account of each Lender on the Effective Date, an upfront fee based on such Lender's initial Commitment and based on such Lender's final allocated Commitment in such amounts as previously agreed by the Borrower and the Managing Agents.

     SECTION 3.4.3.  Agents' Fees.  The Borrower agrees to pay to the
                     ------------
Agents for their own account, in addition to all other amounts payable by the Borrower under Sections 3.4.1 and 3.4.2, such other fees as
                      --------------     -----
were described in the fee letter dated October 19, 1994 among the Borrower, First Interstate and Scotiabank.


                               ARTICLE IV

                 CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1.  LIBO Rate Lending Unlawful.  If any Lender shall
                   --------------------------
determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

                                35

     SECTION 4.2.  Deposits Unavailable.  If the Administrative Agent
                   --------------------
shall have determined that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Reference
     Lenders in their relevant markets; or

          (b)  by reason of circumstances affecting the Reference
     Lenders' relevant markets, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO
     Rate Loans,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and
                                                  -----------
Section 2.4 to make or continue any Loans as, or to convert any Loans
- -----------
into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3.  Increased LIBO Rate Loan Costs, etc.  The Borrower
                   -----------------------------------
agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans which results from the introduction of or any change since the date of this Agreement in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof (including, by way of example, but not limited to, a change in official reserve requirements). Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount.
Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.4.  Funding Losses.  In the event any Lender shall
                   --------------
incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than

                                36
     the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;
                                  -----------
          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor, except as a result of a Lender's breach of its Commitments hereunder; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor, except as a result of a Lender's breach of its Commitments hereunder, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5.  Increased Capital Costs.  If any change in, or the
                   -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower and the Administrative Agent, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6.  Taxes.  All payments by the Borrower of principal
                   -----
of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing

                                37
authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or
                    -----
deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

          (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the
                     -----------
Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     Upon the request of the Administrative Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or

                                38
documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

     SECTION 4.7.  Payments, Computations, etc.  All payments by the
                   ---------------------------
Borrower pursuant to Swingline Loans shall be made by the Borrower directly to the Swingline Lender. Unless otherwise expressly provided, all other payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent or Swingline Lender shall be made, without setoff, deduction or counterclaim, not later than 10:00 a.m., Portland time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent or Swingline Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent or Swingline Lender on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with
- ----------                                ---------------
respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8.  Sharing of Payments.  If any Lender shall obtain
                   -------------------
any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its
                         ------------  ---     ---
pro rata share of payments then or therewith obtained by all Lenders,
- --- ----
such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess
         --------  -------
payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total
                                                     --
amount

                                39
so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to
                                         -----------
such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9.  Setoff.  Each Lender shall, upon the occurrence of
                   ------
any Default described in clauses (a) through (d) of Section 8.1.9 or
                         -----------         ---    -------------
any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any
                                        --------  -------
such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower
   -----------
and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such
                     --------  -------
notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10.  Use of Proceeds.  The Borrower shall apply the
                    ---------------
proceeds of each Borrowing in accordance with the fourth recital;
                                                  --------------
without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.

     SECTION 4.11.  Actions of Affected Lenders.  Each Lender agrees
                    ---------------------------
to use reasonable efforts (including reasonable efforts to change the booking office for its Loans) to avoid or minimize any illegality pursuant to Section 4.1 or any amounts which might otherwise be
            -----------
payable pursuant to Sections 4.3, 4.5 or 4.6; provided, however, that
                    ------------  ---    ---  --------  -------
such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material. In the event that such reasonable efforts are insufficient to avoid all such illegality pursuant to Section 4.1 or
                                                      -----------
all amounts that might be

                                40
payable pursuant to Sections 4.3, 4.5 or 4.6, then the Borrower shall
                    ------------  ---    ---
have the right, but not the obligation, at its own expense, to request such Lender (the "Affected Lender") to transfer its Commitments
                  ---------------
hereunder to any other Lender (which itself is not then an Affected Lender) or financial institution designated by the Borrower and approved by the Managing Agents (which approval shall not be unreasonably withheld), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Agreement) all its interests, rights and obligations under this Agreement to such assignee; provided,
                                                       --------
however, that no Lender shall be obligated to make any such assignment
- -------
unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any governmental authority, (ii) such assignee shall pay to the Affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder, and (iii) the Borrower shall pay to the Affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of such assignment hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.


                                ARTICLE V

                         CONDITIONS TO BORROWING

     SECTION 5.1.  Initial Borrowing.  The obligations of the Lenders
                   -----------------
to fund the initial Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
        -----------

     SECTION 5.1.1.  Resolutions, etc.  The Administrative Agent shall
                     ----------------
have received from each Obligor a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan
     Document to be executed by it; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

                                41

     SECTION 5.1.2.  Delivery of Notes.  The Administrative Agent
                     -----------------
shall have received, for the account of each Lender, its Notes duly executed and delivered by the Borrower.

     SECTION 5.1.3.  Payment of Outstanding Indebtedness, etc.  All
                     ----------------------------------------
Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid")
                           -------------
of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); all commitments for such Indebtedness shall have been terminated; and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

     SECTION 5.1.4.  Guaranties.  The Administrative Agent shall have
                     ----------
received the Guaranties, dated the date hereof, duly executed by the Guarantors.

     SECTION 5.1.5.  Pledge Agreement.  The Administrative Agent shall
                     ----------------
have received executed counterparts of the Pledge Agreement, dated as of the date hereof, duly executed by the Borrower, together with (i) the certificates, evidencing all of the issued and outstanding shares of all corporate Significant Subsidiaries, which capital stock is not margin stock for purposes of F.R.S. Board Regulation U, which certificates shall in each case be accompanied by undated stock powers duly executed in blank and (ii) the original promissory notes evidencing the Indebtedness of the Borrower's Subsidiaries to the Borrower pursuant to the definition of "Permitted Intercompany
                                        ----------------------
Indebtedness", which notes shall have been duly endorsed in blank.
- ------------

     SECTION 5.1.6.  Security Agreements.  The Administrative Agent
                     -------------------
shall have received executed counterparts of the Security
Agreements, dated as of the date hereof, duly executed by the Borrower, the Guarantors, CF&I Steel, L.P. and any other Subsidiary designated by the Borrower, together with

          (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1), dated a date reasonably near to the date of the initial Borrowing, or such other evidence of filing as may be acceptable to the Managing Agents, naming the Borrower, each Guarantor, CF&I Steel, L.P. and such Subsidiaries, as the debtors and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Managing Agents, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement;

                                42

          (b)  executed copies of proper Uniform Commercial Code
     Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person

               (i)  in any collateral described in the Security
          Agreement previously granted by any Person, and

               (ii)  securing any of the Indebtedness identified in
          Item 7.2.2(b) ("Indebtedness to be Paid") of the
          -------------
          Disclosure Schedule,

     together with such other Uniform Commercial Code Form UCC-3 termination statements as the Managing Agents may reasonably request from such Obligors; and

          (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Managing Agents, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower, each Guarantor, CF&I Steel, L.P. and such Subsidiary (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together
                                         ----------
     with copies of such financing statements (none of which (other than those described in clause (a), if such Form UCC-11 or
                             ----------
     search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover
                                            ----------
     any collateral described in the Security Agreement).

     SECTION 5.1.7.  Opinion of Counsel.  The Administrative Agent
                     ------------------
shall have received opinions, dated as of the Effective Date and addressed to the Administrative Agent and all Lenders, from Schwabe Williamson & Wyatt, counsel to the Obligors, substantially in the form of Exhibit J hereto.
   ---------

     SECTION 5.1.8.  Organization Documents.  The Administrative Agent
                     ----------------------
shall have received from the Borrower and each Guarantor a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

          (a) the articles or certificate of incorporation of such Person as in effect on such date, certified by the Secretary of State of the state of its incorporation as of a recent date (to the extent such certification is available), and the bylaws of such Person as in effect on such date, certified by the Secretary or an Assistant Secretary as of such date; and

          (b) a good standing certificate for such Person from the Secretary of State of the state of its incorporation as of a recent date (to the extent such certification is available).

                                43

     SECTION 5.1.9.  Closing Fees, Expenses, etc.  The Administrative
                     ---------------------------
Agent shall have received for its own account, or for the account of the Syndication Agent, the Managing Agents and each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.4 and 10.3, if then invoiced.
- ------------     ----

     SECTION 5.2.  All Borrowings.  The obligation of each Lender to
                   --------------
fund any Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

     SECTION 5.2.1.  Compliance with Warranties, No Default, etc.
                     -------------------------------------------
Both before and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred
                                     -------------
with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct

          (a)  the representations and warranties set forth in
     Article VI (excluding, however, those contained in Section
     ----------                                         -------
     6.7) shall be true and correct with the same effect as if then
     ---
     made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b)  except as disclosed by the Borrower to the
     Administrative Agent and the Lenders pursuant to Section 6.7
                                                      -----------

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might have a Material Adverse Effect; and

               (ii)  no development shall have occurred in any
          labor controversy, litigation, arbitration or
          governmental investigation or proceeding disclosed
          pursuant to Section 6.7 which might have a Material
                      -----------
          Adverse Effect; and

          (c) no Default shall have then occurred and be continuing, and neither the Borrower, any other Obligor, nor any of its Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

     SECTION 5.2.2.  Borrowing Request.  For all Borrowings of
                     -----------------
Revolving Loans and Term Loans, the Administrative Agent shall have received a Borrowing Request for such Borrowing, and for all Borrowings of Swingline Loans, the Swingline Lender shall have received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower

                                44
of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section
                                                            -------
5.2.1 are true and correct.
- -----

     SECTION 5.2.3.  Satisfactory Legal Form.  All documents executed
                     -----------------------
or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Managing Agents and their counsel; and the Managing Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Managing Agents or their counsel may reasonably request.


                               ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agents to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agents and each Lender as set forth in this Article
                                                              -------
VI.
- --

     SECTION 6.1.  Organization, etc.  The Borrower and each of its
                   -----------------
Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the state of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification (except where the failure to so qualify shall not have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 6.2.  Due Authorization, Non-Contravention, etc.  The
                   -----------------------------------------
execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a)  contravene the Borrower's or any such Obligor's
     Organic Documents;

                                45

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor; or

          (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties, except for the Liens created pursuant to the Loan Documents.

     SECTION 6.3.  Government Approval, Regulation, etc.  No
                   ------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4.  Validity, etc.  This Agreement constitutes, and the
                   -------------
Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, all subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity.

     SECTION 6.5.  Financial Information.  The audited balance sheets
                   ---------------------
of the Borrower and its Subsidiaries as at December 31, 1993, and the related statements of earnings and cash flow of the Borrower and its Subsidiaries, and the unaudited financial statements of the Borrower and its Subsidiaries as at September 30, 1994, copies of which have been furnished to the Administrative Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION 6.6.  No Material Adverse Change.  Since the date of the
                   --------------------------
audited financial statements described in Section 6.5, except as
                                          -----------
otherwise disclosed in Item 6.6 ("Material Developments") of the
                       --------
Disclosure Schedule, there has been no Material Adverse Effect.


                                46

     SECTION 6.7.  Litigation, Labor Controversies, etc.  There is no
                   ------------------------------------
pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may have a Material Adverse Effect, except as disclosed in Item 6.7 ("Litigation") of the
                               --------
Disclosure Schedule.

     SECTION 6.8.  Subsidiaries.  The Borrower has no Subsidiaries,
                   ------------
except those Subsidiaries

          (a)  which are identified in Item 6.8 ("Existing
                                       --------
     Subsidiaries") of the Disclosure Schedule; or

          (b)  which are permitted to have been acquired in
     accordance with  Section 7.2.5 or 7.2.10.
                      -------------    ------

     SECTION 6.9.  Ownership of Properties.  The Borrower and each of
                   -----------------------
its Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
Section 7.2.3.
- -------------

     SECTION 6.10.  Taxes.  The Borrower and each of its Subsidiaries
                    -----
has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11.  Pension and Welfare Plans.  During the
                    -------------------------
twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 ("Employee Benefit
                                    ---------
Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

                                47

     SECTION 6.12.  Environmental Warranties.  Except as set forth in
                    ------------------------
Item 6.12 ("Environmental Matters") of the Disclosure Schedule:
- ---------

          (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b) there have been no past, and there are no pending or threatened

               (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect, or

               (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential material liability under any Environmental Law that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                                48

          (g) neither Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law.

     SECTION 6.13.  Regulations G, U and X.  The Borrower is not
                    ----------------------
engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.14.  Accuracy of Information.  All factual information
                    -----------------------
heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agents or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agents or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agents and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.


                               ARTICLE VII

                                COVENANTS

     SECTION 7.1.  Affirmative Covenants.  The Borrower agrees with
                   ---------------------
the Agents and each Lender that, until all Commitments have

                                49
terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section
                                                            -------
7.1.
- ---

     SECTION 7.1.1.  Financial Information, Reports, Notices, etc.
                     --------------------------------------------
The Borrower will furnish, or will cause to be furnished, to the Administrative Agent for the further distribution to each of the Lenders copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of earnings and consolidated statements of cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 100 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and audited consolidated and unaudited consolidating statements of earnings and audited consolidated statements of cash flow of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Managing Agents by Coopers & Lybrand or other independent public accountants acceptable to the Managing Agents, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default under Article VIII that has occurred and is
                            ------------
     continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it;

          (c) as soon as available and in any event within 50 days after the end of each Fiscal Quarter and 100 days after the end of each Fiscal Year, a Compliance Certificate, executed by an Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Managing Agents) compliance with the financial covenants set forth in Section 7.2.4;
                                               -------------

                                50

          (d) as soon as available and in any event within 15 days after the end of each month, a Borrowing Base Certificate as of the end of such month;

          (e)  as soon as possible and in any event within five
     Business Days after the occurrence of each Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (f) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 or (y) the
                                       -----------
     commencement of any material labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice
                                                 -----------
     thereof and copies of all documentation relating thereto;

          (g) promptly after the same become publicly available, copies of all reports which the Borrower sends to any of its securityholders, and all registration statements, Forms 10K, Forms 10Q, Forms 8K and similar reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission, any other national securities exchange or any foreign securities commission or exchange relating to issuance and sale of securities;

          (h) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (i) as soon as possible and in any event within 15 days after the receipt by the Borrower or any Subsidiary thereof, copies of all final, written environmental audits prepared by, or at the request of, the Borrower or its Subsidiaries or affecting any properties of the Borrower or any of its Subsidiaries;

                                51

          (j) as soon as available and in any event within 60 days after the commencement of each Fiscal Year, a consolidated financial forecast for the Borrower and its Subsidiaries for such Fiscal Year; and

          (k) such other information concerning the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative
     Agent may from time to time reasonably request.

     SECTION 7.1.2.  Compliance with Laws, etc.  The Borrower will,
                     -------------------------
and will cause each of its Significant Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) except in the case of Fontana, the maintenance and preservation of its corporate existence and, except to the extent that such failure will have a Material Adverse Effect, qualification as a foreign corporation; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.1.3.  Maintenance of Properties.  The Borrower will,
                     -------------------------
and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable and except for properties that may be the subject of Permitted Dispositions.


     SECTION 7.1.4.  Insurance.  The Borrower will, and will cause
                     ---------
each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Administrative Agent, furnish to the Administrative Agent at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

                                52

     SECTION 7.1.5.  Books and Records.  The Borrower will, and will
                     -----------------
cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Managing Agents or any of their respective representatives, at reasonable times and intervals and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Managing Agent or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with any Managing Agent's exercise of its rights pursuant to this Section.

     SECTION 7.1.6.  Environmental Covenant.  The Borrower will, and
                     ----------------------
will cause each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect (except for permits associated with properties that have been the subject of a Permitted Disposition) and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b) immediately notify the Administrative Agent and provide copies upon receipt of all material adverse written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Administrative Agent any actions and proceedings relating to compliance with Environmental Laws, except for those being diligently contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; and

          (c)  provide such information and certifications which
     the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.
                                           -------------

     SECTION 7.1.7.  Interest Rate Protection.  The Borrower will
                     ------------------------
arrange and continue in effect interest rate protection on terms satisfactory to the Managing Agents (i) covering not less than 50% of the Term Loans made pursuant to the initial Borrowing of Term Loans within 180 days after the making of such Term Loans and (ii) covering not less than 50% of the outstanding Term Loans as of

                                53
the Term Loan Commitment Termination Date within 180 days after such date; provided, however, that interest rate protection on terms
      --------  -------
satisfactory to the Managing Agents in total of not less than $75,000,000 (or in such other amounts as may be satisfactory to the Managing Agents and the Borrower) shall be executed within 180 days of the Term Loan Commitment Termination Date.

     SECTION 7.1.8. Future Significant Subsidiaries; Further
                    ----------------------------------------
Assurances.  The Borrower shall cause each of its Subsidiaries (as
- ----------
soon as any such Subsidiary becomes a Significant Subsidiary) that is not already a Guarantor to execute and deliver (within 30 days after delivery of the financial statements indicating that such Subsidiary has become a Significant Subsidiary) a Guaranty and Security Agreement and to provide opinions and documentation of the type set forth in
Section 5.1.1 and Section 7.1.9 as to such Guarantor.  In addition,
- -------------     -------------
the Borrower shall deliver to the Administrative Agent the stock (and accompanying stock powers executed in blank) of each of its Subsidiaries that is not already a Guarantor within 30 days after the delivery of the financial statements indicating that such Subsidiary has become a Significant Subsidiary, which stock shall be held subject to the terms and conditions of the Pledge Agreement.

     SECTION 7.1.9. Opinion of New Guarantors.  The Borrower shall
                    -------------------------
cause to be delivered within 30 days after a Subsidiary becomes a Significant Subsidiary favorable opinions of counsel confirming, among other things, that (i) such Guarantor's obligations under its Guaranty and Security Agreement are legal, valid, binding and enforceable against such Guarantor and (ii) no government approvals, consents, registrations or filings are required by such Guarantor except as have been obtained.

     SECTION 7.2.  Negative Covenants.  The Borrower agrees with the
                   ------------------
Agents and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.
                                               -----------

     SECTION 7.2.1.  Business Activities.  The Borrower will not, and
                     -------------------
will not permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and such
                                        -------------
activities as may be incidental or related thereto.

     SECTION 7.2.2.  Indebtedness.  The Borrower will not, and will
                     ------------
not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a)  Indebtedness in respect of the Loans and other
     Obligations;

                                54

          (b)  until the date of the initial Borrowing,
     Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be
                                -------------
     Paid") of the Disclosure Schedule;

          (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the
                      -------------
     Disclosure Schedule;

          (d) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities) including, without limitation, accrued expenses, taxes payable, accrued environmental liabilities, deferred employment benefits and deferred income taxes, to the extent incurred in the ordinary course of business;

          (e)  Indebtedness in respect of Capitalized Lease
     Liabilities to the extent permitted by Section 7.2.7;
                                            -------------

          (f) Indebtedness in an aggregate principal amount not to exceed $30,000,000, relative to letters of credit issued for the account of the Borrower and its Subsidiaries;

          (g) Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $5,000,000 in respect of the deferred purchase price of capital assets acquired by the Borrower and its Subsidiaries exclusive of all Capital Expenditures and Investments projected to be made by the Borrower in its financial plan dated October 19, 1994 for the years ended December 31, 1994 through December 31, 1999;

          (h) the obligations of the Borrower and its Subsidiaries in connection with a Permitted Receivables Financing in accordance with clause (c) of Section 7.2.11; and
                                   --------------

          (i) other Indebtedness of the Borrower and its Subsidiaries in an aggregate amount not to exceed $25,000,000; of which not greater than $5,000,000 may be debt secured by any assets of the Borrower or its Subsidiaries;

provided, however, that no Indebtedness otherwise permitted by clauses
- --------  -------                                              -------
(d), (e), (f), (g), (h) or (i) shall be permitted if, after giving
- ---  ---  ---  ---  ---    ---
effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION 7.2.3.  Liens.  The Borrower will not, and will not
                     -----
permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:


                                55

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b)  Liens securing payment of Indebtedness of the type
     permitted and described in clause (b) of Section 7.2.2;
                                ----------    -------------

          (c) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2;
     ----------    -------------

          (d)  Liens granted to secure payment of Indebtedness of
     the type permitted and described in clause (i) of Section
                                         ----------    -------
     7.2.2;
     -----

          (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; and

          (i) Liens on the Borrower's shares of Comsigua and Cliffs & Associates in favor of those entities or the lenders to such parties and securing such parties' obligations to those entities or such lender.

                                56

     SECTION 7.2.4.  Financial Condition.  The Borrower will not
                     -------------------
permit to occur any of the events set forth below:

          (a) Its Consolidated Tangible Net Worth at any time to be less than (i) $225,000,000 plus (ii) 50% of Net Income
                                   ----
     (without giving effect to any losses) for each Fiscal Quarter beginning on or after January 1, 1995 plus (iii) 100% of the
                                           ----
     net proceeds from any equity offering by the Borrower or any of its Subsidiaries after the Effective Date.

          (b) Its Interest Coverage Ratio, tested on a rolling four quarter basis, to be less than the specified ratio as of the end of any of the following Fiscal Quarters:

               Fiscal Quarter      Minimum Interest Coverage Ratio
               --------------      -------------------------------

               December 31, 1994             2.25 to 1.0
               March 31, 1995                2.25 to 1.0
               June 30, 1995                 2.25 to 1.0
               September 30, 1995            2.25 to 1.0
               December 31, 1995             2.25 to 1.0
               March 31, 1996                2.0  to 1.0
               June 30, 1996                 2.0  to 1.0
               September 30, 1996            2.0  to 1.0
               December 31, 1996             2.0  to 1.0
               March 31, 1997                2.25 to 1.0
               June 30, 1997                 2.50 to 1.0
               September 30, 1997            2.75 to 1.0
               December 31, 1997             3.0  to 1.0
               March 31, 1998                3.0  to 1.0
               June 30, 1998                 3.25 to 1.0
               September 30, 1998            3.25 to 1.0
               December 31, 1998             3.5  to 1.0
               March 31, 1999                3.5  to 1.0
               June 30, 1999                 3.75 to 1.0
               September 30, 1999            3.75 to 1.0
               December 31, 1999             4.0  to 1.0

          (c) Its Current Ratio at any time to be less than the specified ratio in any of the following Fiscal Quarters:

               Fiscal Quarter      Minimum Current Ratio
               --------------      ---------------------

               December 31, 1994             1.5 to 1.0
               March 31, 1995                1.5 to 1.0
               June 30, 1995                 1.5 to 1.0
               September 30, 1995            1.5 to 1.0
               December 31, 1995             1.5 to 1.0
               March 31, 1996                1.1 to 1.0
               June 30, 1996                 1.1 to 1.0
               September 30, 1996            1.1 to 1.0

                                57

               December 31, 1996             1.1 to 1.0
               March 31, 1997                1.1 to 1.0
               June 30, 1997                 1.1 to 1.0
               September 30, 1997            1.1 to 1.0
               December 31, 1997             1.1 to 1.0
               March 31, 1998                1.1 to 1.0
               June 30, 1998                 1.1 to 1.0
               September 30, 1998            1.1 to 1.0
               December 31, 1998             1.1 to 1.0
               March 31, 1999                1.5 to 1.0
               June 30, 1999                 1.5 to 1.0
               September 30, 1999            1.5 to 1.0
               December 31, 1999             1.5 to 1.0

          (d) Its Cash Flow Coverage Ratio, tested on a rolling four quarter basis, to be less than the specified ratio as of the end of any of the following Fiscal Quarters:

               Fiscal Quarter      Minimum Cash Flow Coverage Ratio
               --------------      --------------------------------

               December 31, 1994             1.5  to 1.0
               March 31, 1995                1.5  to 1.0
               June 30, 1995                 1.5  to 1.0
               September 30, 1995            1.5  to 1.0
               December 31, 1995             1.5  to 1.0
               March 31, 1996                1.5  to 1.0
               June 30, 1996                 1.5  to 1.0
               September 30, 1996            1.5  to 1.0
               December 31, 1996             1.5  to 1.0
               March 31, 1997                1.4  to 1.0
               June 30, 1997                 1.3  to 1.0
               September 30, 1997            1.3  to 1.0
               December 31, 1997             1.25 to 1.0
               March 31, 1998                1.20 to 1.0
               June 30, 1998                 1.15 to 1.0
               September 30, 1998            1.15 to 1.0
               December 31, 1998             1.1  to 1.0
               thereafter                    1.1  to 1.0

          (e) Its Funded Debt to Capitalization Ratio at any time to exceed the specified ratio in any of the following Fiscal
     Quarters:

                                        Maximum Funded Debt to
               Quarter Ending            Capitalization Ratio
               --------------           ----------------------

               December 31, 1994             .50 to 1.0
               March 31, 1995                .55 to 1.0
               June 30, 1995                 .55 to 1.0
               September 30, 1995            .55 to 1.0
               December 31, 1995             .55 to 1.0


                                58

               March 31, 1996                .55 to 1.0
               June 30, 1996                 .55 to 1.0
               September 30, 1996            .55 to 1.0
               December 31, 1996             .55 to 1.0
               March 31, 1997                .50 to 1.0
               June 30, 1997                 .50 to 1.0
               September 30, 1997            .50 to 1.0
               December 31, 1997             .50 to 1.0
               March 31, 1998                .40 to 1.0
               June 30, 1998                 .40 to 1.0
               September 30, 1998            .40 to 1.0
               December 31, 1998             .40 to 1.0
               March 31, 1999                .35 to 1.0
               June 30, 1999                 .35 to 1.0
               September 30, 1999            .35 to 1.0
               December 31, 1999             .35 to 1.0

     SECTION 7.2.5.  Investments.  The Borrower will not, and will not
                     -----------
permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a)  Investments identified in Item 7.2.5(a) ("Ongoing
                                         -------------
     Investments") of the Disclosure Schedule;

          (b)  Cash Equivalent Investments;

          (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2 or Investments
                              -------------
     permitted as Capital Expenditures pursuant to Section 7.2.7;
                                                   -------------
     provided that no such Investments may be made in Camrose or the Camrose Partnership;

          (d) Investments in Camrose or the Camrose Partnership in an aggregate amount at any time not to exceed $5,000,000;

          (e) in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries other than Camrose or the Camrose Partnership, or by any such Subsidiary in any of its Subsidiaries or any other Subsidiary other than Camrose or the Camrose Partnership, by way of contributions to capital or loans or advances; and

          (f) other Investments in an aggregate amount at any time not to exceed $15,000,000 minus any losses on such Investments;
                               -----

provided, however, that
- --------  -------

          (g) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent
                                                 ---------------
     Investment" may continue to be held notwithstanding that such
     ----------

                                59

     Investment if made thereafter would not comply with such requirements;

          (h)  no Investment otherwise permitted by clause (e) or
                                                    ----------
     (f) shall be permitted to be made if, immediately before or
     ---
     after giving effect thereto, any Default shall have occurred and be continuing; and

          (i) after the Effective Date, all Investments by the Borrower in CF&I Steel, L.P. shall be made through Permitted
     Intercompany Loans and not by way of contributions to capital.

     SECTION 7.2.6.  Restricted Payments, etc.  On and at all times
                     ------------------------
after the Effective Date the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, if either before or after giving effect to any of such actions, there shall exist a Default or an Event of Default.

     SECTION 7.2.7.  Capital Expenditures, etc.  The Borrower will
                     -------------------------
not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures substantially as contemplated by the Borrower's five year financial plan dated October 1994 and which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:

           Year                        Maximum Capital Expenditures
           ----                        ----------------------------

           1994                                $180,000,000
           1995                                $187,500,000
           1996                                $ 86,250,000
           1997                                $ 65,000,000
           1998                                $ 30,000,000
           1999                                $ 25,000,000

provided, however, that
- --------  -------

                                60

          (i) to the extent Capital Expenditures are made or committed to be made in any Fiscal Year in an amount less than the maximum amount permitted for such Fiscal Year as provided above, the Capital Expenditures which the Borrower or its Subsidiaries may make or commit to make in the next following Fiscal Year shall be increased by 100% of the amount of the permitted Capital Expenditures not so made or committed to be made in the immediately preceding Fiscal Year (the "Carry-
                                                         ------
     Forward Amount");
     --------------

          (ii) if all or a part of the Carry-Forward Amount is not used in full in the immediately succeeding Fiscal Year, up to 50% of such original Carry-Forward Amount may be carried forward to the second immediately succeeding Fiscal Year, but no further carry forward of such Carry-Forward Amount to any other succeeding Fiscal Year shall be permitted; and

          (iii) no portion of any Carry-Forward Amount shall be used in any Fiscal Year until the entire amount of the Capital Expenditures permitted to be made or committed to be made in such Fiscal Year as provided in the preceding clauses (a) and
                                                   -----------
     (b) shall have been used.
     ---

     SECTION 7.2.8.  Rental Obligations.  The Borrower will not, and
                     ------------------
will not permit any of its Subsidiaries to, enter into at any time any arrangement which does not create a Capitalized Lease Liability and which involves the leasing by the Borrower or any of its Subsidiaries from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower and its Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $4,000,000 for any Fiscal Year or $15,000,000 during the full remaining term of such arrangements; provided, however, that any calculation made for purposes of this
- --------  -------
Section shall exclude any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

     SECTION 7.2.9.  Sale and Leasebacks.  The Borrower will not, and
                     -------------------
will not permit any of its Subsidiaries to, enter into any transaction by which the Borrower or any of its Subsidiaries, directly or indirectly, becomes liable as a lessee or as a guarantor or other surety with respect to any lease, whether an operating lease or a capital lease of any property (whether real or personal or mixed) whether now owned or hereafter acquired (i) which the Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person, or (ii) which the Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been

                                61
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

or is to be sold or transferred by the Borrower or any such Subsidiary to any person in connection with such lease.

     SECTION 7.2.10.  Consolidation, Merger, etc.  The Borrower will
                      --------------------------
not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

          (a)  the Borrower or any Subsidiary may make Permitted
     Dispositions;

          (b) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and

          (c) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if permitted (without duplication) by Section 7.2.7 to be made
                                           -------------
     as a Capital Expenditure in connection with alternative metalics ventures contemplated by the Borrower's five year financial plan dated October 1994 or if permitted (without duplication) by Section 7.2.5(f).
                     ----------------

     SECTION 7.2.11.  Asset Dispositions, etc.  The Borrower will not,
                      -----------------------
and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, any or all of its assets (including the capital stock of Subsidiaries) to any Person, unless

          (a) such sale, transfer, lease, contribution or conveyance is a Permitted Disposition;

          (b) if such sale is a Restricted Disposition, the net proceeds from such sale, together with the net proceeds of all other Restricted Dispositions does not exceed (x) $10,000,000 in any Fiscal Year or (y) $40,000,000 since the Effective Date, unless (i) all net proceeds in excess of either such amount are used to prepay the Loans in accordance with Section
                                                            -------
     3.1.6 and (ii) all net proceeds less than $10,000,000 in any
     -----
     Fiscal Year or $40,000,000 since the Effective Date are used to prepay the Loans in accordance with Section 3.1.6 unless,
                                            -------------
     within 180 days after the Borrower's receipt of such proceeds, such proceeds are used by the Borrower to fund Capital Expenditures; or


                                62
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

          (c) so long as no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such transaction, the Borrower and its Subsidiaries may sell (or finance) Accounts as part of a Permitted Receivables Financing on terms satisfactory to the Managing Agents, provided that the Net Receivables Proceeds therefrom are applied as provided in Section 3.1.8 and the Required
                                -------------
     Lenders consent to the release of their security interest in such Accounts as provided in Section 10.1.
                                  ------------

     SECTION 7.2.12.  Transactions with Affiliates.  The Borrower will
                      ----------------------------
not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION 7.2.13.  Negative Pledges, Restrictive Agreements, etc.
                      ---------------------------------------------
The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of Section 7.2.2 as in effect on the Effective Date or
   ----------    -------------
by clause (d) of Section 7.2.2 as to the assets financed with the
   ----------    -------------
proceeds of such Indebtedness) prohibiting

          (a) the creation or assumption of any Lien in favor of the Administrative Agent upon its properties, revenues or assets, whether now owned or hereafter acquired or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.


                              ARTICLE VIII

                            EVENTS OF DEFAULT

     SECTION 8.1.  Listing of Events of Default.  Each of the
                   ----------------------------
following events or occurrences described in this Section 8.1 shall
                                                  -----------

                                63
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

constitute an "Event of Default" (unless waived pursuant to the
               ----------------
provisions of Section 10.1).
              ------------

     SECTION 8.1.1.  Non-Payment of Obligations.  The Borrower shall
                     --------------------------
default in the payment or mandatory prepayment when due of any principal of or interest on any Loan, or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any commitment fee or of any other
Obligation.

     SECTION 8.1.2.  Breach of Warranty.  Any representation or
                     ------------------
warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to any Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or
                                                  ---------
shall be incorrect when made in any material respect.

     SECTION 8.1.3.  Non-Performance of Certain Covenants and
                     ----------------------------------------
Obligations.  The Borrower shall default in the due performance and
- -----------
observance of any of its obligations under Section 7.2.
                                           -----------

     SECTION 8.1.4.  Non-Performance of Other Covenants and
                     --------------------------------------
Obligations.  Any Obligor shall default in the due performance and
- -----------
observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

     SECTION 8.1.5.  Default on Other Indebtedness.  A default shall
                     -----------------------------
occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower
                                      -------------
or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6.  Judgments.  Any judgment or order for the payment
                     ---------
of money in excess of $5,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either

                                64

          (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

          (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.7.  Pension Plans.  Any of the following events shall
                     -------------
occur with respect to any Pension Plan

          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section
     302(f) of ERISA.

     SECTION 8.1.8.  Control of the Borrower.  Any Change in Control
                     -----------------------
shall occur.

     SECTION 8.1.9.  Bankruptcy, Insolvency, etc.  The Borrower, any
                     ---------------------------
of its Subsidiaries or any Material Partnership shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, any of its Subsidiaries or any Material Partnership or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, any of its Subsidiaries or any Material Partnership or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each Material Partnership hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                                65

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, any of its Subsidiaries or any Material Partnership, and, if any such case or proceeding is not commenced by the Borrower, such Subsidiary or such Material Partnership, such case or proceeding shall be consented to or acquiesced in by the Borrower, such Subsidiary or such Material Partnership or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each Material Partnership hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10.  Impairment of Security, etc.  Any Loan Document,
                      ---------------------------
or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     SECTION 8.1.11.  Environmental Matters.  Any claims shall be made
                      ---------------------
under any Environmental Laws that, singly or in the aggregate, have, or may reasonably be expected to have, upon the final resolution thereof a Material Adverse Effect, net of any reserves.

     SECTION 8.2.  Action if Bankruptcy.  If any Event of Default
                   --------------------
described in clauses (a) through (d) of Section 8.1.9 shall occur, the
             -----------         ---    -------------
Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 8.3.  Action if Other Event of Default.  If any Event of
                   --------------------------------
Default (other than any Event of Default described in clauses (a)
                                                      -----------
through (d) of Section 8.1.9 shall occur for any reason, whether
        ---    -------------
voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of

                                66
such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.


                               ARTICLE IX

                               THE AGENTS

     SECTION 9.1.  Actions.  Each Lender hereby appoints First
                   -------
Interstate as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document; each Lender hereby appoints Scotiabank as the Syndication Agent for the purposes of syndicating the credit facilities provided hereunder; and each Lender hereby appoints First Interstate and Scotiabank as its Managing Agents under and for purposes of this Agreement. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Notwith-standing any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agents have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, pro rata according to such Lender's Percentage,
                       --- ----
from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of
- --------  -------
any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from an Agent's gross negligence or wilful misconduct. No Agent shall be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the

                                67

Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of an Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2.  Funding Reliance, etc.  Unless the Administrative
                   ---------------------
Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., Portland time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender shall repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing. If a Lender shall fail to repay the Administrative Agent all amounts owing under the preceding sentence, the Borrower shall forthwith on demand repay all such amounts together with interest thereon through the date such amount is repaid to the Administrative Agent.

     SECTION   Exculpation.  Neither any Agent nor any of its
               -----------
respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

                                68

     SECTION 9.4.  Successor.  If any Agent shall be guilty of gross
                   ---------
negligence or willful misconduct, the Required Lenders may, upon 10 days' prior written notice to the Borrower and such Agent, remove such Agent. Any Agent may resign as such at any time upon at least 30 days' prior written notice to the Borrower and all Lenders. If any Agent at any time shall resign or be removed, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become an Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving written notice of resignation or within 10 days after the Required Lenders shall have delivered a removal notice, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of

          (a)  this Article IX shall inure to its benefit as to any
                    ----------
     actions taken or omitted to be taken by it while it was an Agent under this Agreement; and

          (b)  Section 10.3 and Section 10.4 shall continue to
               ------------     ------------
     inure to its benefit.

     SECTION 9.5.  Loans by First Interstate and Scotiabank.  First
                   ----------------------------------------
Interstate and Scotiabank shall each have the same rights and powers with respect to (x) the Loans made by each of them or any of their Affiliates, and (y) the Notes held by each of them or any of their Affiliates as any other Lender and may exercise the same as if they were not an Agent. First Interstate and Scotiabank and their Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if First Interstate and Scotiabank were not Agents hereunder.

     SECTION   Credit Decisions.  Each Lender acknowledges that it
               ----------------
has, independently of the Agents and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has

                                69
deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7.  Copies, etc.  The Administrative Agent shall give
                   -----------
prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.


                                ARTICLE X

                        MISCELLANEOUS PROVISIONS

     SECTION 10.1.  Waivers, Amendments, etc.  The provisions of this
                    ------------------------
Agreement and of each other Loan Document (other than agreements relating to the Hedging Obligations which may be amended, modified or waived solely with the consent of the Borrower and Lender party thereto) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                       --------  -------
amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b)  modify this Section 10.1, change the definition of
                           ------------
     "Required Lenders", increase any Commitment Amount or (except
      ----------------
     as contemplated in connection with the termination of the Commitment of a non-consenting Lender under Section 2.1.5) the
                                                 -------------
     Percentage of any Lender, reduce any fees described in Article
                                                            -------
     III or extend the date for any such fees, change the schedule
     ---
     of reductions to the Commitments provided for in Sections 3.1.3
                                                      --------------
     through and including 3.1.7, release all or substantially all
                           -----
     collateral security, release any Guarantor (except as hereinafter provided in this Section), or extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note; provided,
                       --------

                                70
     however that the release by the Lenders of their security
     -------
     interest in the Borrower's and Guarantor's Accounts in connection with a Permitted Receivables Financing will require the approval of only the Required Lenders;

          (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or

          (d) affect adversely the interests, rights or obligations of any Agent qua an Agent shall be made without consent of such Agent.

Notwithstanding the foregoing, the Administrative Agent shall not release any collateral security unless it has received the prior written consent of the Required Lenders except (i) for releases in connection with the sale or transfer of collateral by an Obligor in the ordinary course of its business or (ii) as provided in the following sentence. The Lenders acknowledge and agree that unless an Event of Default shall have occurred and be continuing, upon the request of the Borrower, (i) the stock of a Subsidiary shall be released from the lien of the Pledge Agreement if such Subsidiary is no longer a Significant Subsidiary and (ii) a Subsidiary that is not a Significant Subsidiary shall be released from its obligations under any Guaranty or Security Agreement delivered by it. No failure or delay on the part of any Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2.  Notices.  All notices and other communications
                    -------
provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address, facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier

                                71
service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when received.

     SECTION 10.3.  Payment of Costs and Expenses.  The Borrower
                    -----------------------------
agrees to pay on demand all expenses of the Agents (including the fees and out-of-pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

          (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

          (b) the filing, recording, refiling or rerecording of the Pledge Agreement and the Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Pledge Agreement or the Security Agreement, and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agents and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses (including all allocated costs of any Lender's in-house counsel)) incurred by the Agents or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 10.4.  Indemnification.  In consideration of the
                    ---------------
execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agents and each Lender and each of their respective officers, directors, employees, agents and Affiliates (collectively, the "Indemnified Parties") free and harmless from and
                    -------------------
against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection

                                72
therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or
     -----------------------
any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);
                 ---------

          (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

          (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental
     Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5.  Survival.  The obligations of the Borrower under
                    --------
Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the
- ------------  ---  ---  ---  ----     ----
Lenders under Section 9.1, shall in each case survive any termination
              -----------
of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

                                73

     SECTION 10.6.  Severability.  Any provision of this Agreement or
                    ------------
any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7.  Headings.  The various headings of this Agreement
                    --------
and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8.  Execution in Counterparts, Effectiveness, etc.
                    ---------------------------------------------
This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agents and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

     SECTION 10.9.  Governing Law; Entire Agreement.  THIS
                    -------------------------------
AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10.  Successors and Assigns.  Except as herein
                     ----------------------
provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
         --------  -------

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

          (b)  the rights of sale, assignment and transfer of the
     Lenders are subject to Section 10.11.
                            -------------

     SECTION 10.11.  Sale and Transfer of Loans and Notes;
                     -------------------------------------
Participations in Loans and Notes.  Each Lender may assign, or sell
- ---------------------------------
participations in, its Loans and Commitments to one or more other
Persons in accordance with this Section 10.11.
                                -------------

                                74

     SECTION 10.11.1.  Assignments.  Any Lender,
                       -----------

          (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (b)  with notice to the Borrower and the Administrative
     Agent, but without the consent of the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction
                               ---------------
of such Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments) in a minimum aggregate amount of $10,000,000; provided, however, that after giving
                                 --------  -------
effect to such assignment, the assignor Lender's remaining aggregate Commitment shall be at least $10,000,000; and provided, further, that,
                                              --------  -------
the Borrower, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender,

          (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative
     Agent, and

          (e) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned

                                75
and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this
Section 10.11.1 shall be null and void.  In addition to the foregoing,
- ---------------
and notwithstanding any other provision hereof, any Lender may at any time assign any or all of its rights hereunder or its Notes to any Federal Reserve Bank.

     SECTION 10.11.2.  Participations.  Any Lender may at any time
                       --------------
sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans,
 -----------
Commitments, or other interests of such Lender hereunder; provided,
                                                          --------
however, that
- -------

          (a)  no participation contemplated in this Section 10.11
                                                     -------------
     shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

          (c) the Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in

                                76
     connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section
                                      ----------    ---    -------
     10.1, and
     ----

          (e) the Borrower shall not be required to pay any amount under Section 4.6 that is greater than the amount which it
           -----------
     would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4,
            ------------  ---  ---  ---  ---  ---  ----     ----
shall be considered a Lender.

     SECTION 10.12.  Confidentiality.  The Lenders shall hold all
                     ---------------
non-public information (which has been identified as such by the Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their employees, examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or
                           ---- ----
assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided,
                                                     --------
however, that
- -------

          (a) unless prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

          (b)  prior to any such disclosure pursuant to this
     Section 10.12, each Lender shall require any such bona fide
     -------------
     transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

               (i)  to be bound by this Section 10.12;
                                        -------------

               (ii) to require such Person to require any other
          Person to whom such Person discloses such non-public

                                77
     information to be similarly bound by this Section 10.12;
     and

          (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

     SECTION 10.13.  Other Transactions.  Nothing contained herein
                     ------------------
shall preclude any Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.14.  Forum Selection and Consent to Jurisdiction.  ANY
                     -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.15.  Waiver of Jury Trial.  THE AGENTS, THE LENDERS
                     --------------------
AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION

                                78

WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              OREGON STEEL MILLS, INC.


                              By:
                                  -----------------------------------
                                  Title:
                                        -----------------------------

                              Address:  P.O. Box 5368
                                        Portland, Oregon  97228

                              Facsimile No.:  (503) 240-5232

                              Attention:  Mr. Christopher Cassard
                                    Treasurer


                                79

                              FIRST INTERSTATE BANK OF OREGON,
                              N.A., as Administrative Agent and
                              Managing Agent


                              By:
                                 ------------------------------------
                                 Title:
                                       ------------------------------


                              Address:  1300 S.W. Fifth Avenue, T19
                                        Portland, Oregon 97201

                              Facsimile No.: (503) 220-4896

                              Attention:  Mr. Jim Kennedy


                              THE BANK OF NOVA SCOTIA, as
                              Syndication Agent and Managing Agent


                              By:
                                 ------------------------------------
                                 Title:
                                       ------------------------------


                              Address:  888 S.W. Fifth Avenue
                                        Suite 750
                                        Portland, Oregon 97204

                              Facsimile No.: (503) 222-5502

                              Attention:  Mr. Errett Hummel







                                80

      PERCENTAGE                         LENDERS
      ----------                         -------

        20.00%                 FIRST INTERSTATE BANK OF OREGON,
                               N.A.


                               By:
                                  ------------------------------
                                  Title:
                                         -----------------------

                               Domestic
                               Office:  1300 S.W. Fifth Avenue, T19
                                         Portland, Oregon 97201

                               Facsimile No.: (503) 220-4896

                               Attention:  Mr. Jim Kennedy


                               LIBOR
                               Office:  1300 S.W. Fifth Avenue, T19
                                        Portland, Oregon 97201

                               Facsimile No.: (503) 220-4896

                               Attention: Mr. Jim Kennedy












                                81

        16.67%                 THE BANK OF NOVA SCOTIA


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  888 S.W. Fifth Avenue,
                                        Suite 750
                                        Portland, Oregon 97204

                               Facsimile No.: (503) 222-5502

                               Attention:  Mr. Errett Hummel

                               LIBOR
                               Office:  888 S. W. Fifth Avenue
                                        Suite 750
                                        Portland, Oregon 97204

                               Facsimile No.: (503) 222-5502

                               Attention: Mr. Errett Hummel



                                82

        10.00%                 TORONTO DOMINION (TEXAS), INC.


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  909 Fannin Street
                                        17th Floor
                                        Houston, Texas 77010

                               Facsimile No.: (713) 951-9921

                               Attention: Manager, Credit
                                          Administration


                               LIBOR
                               Office:  909 Fannin Street
                                        17th Floor
                                        Houston, Texas 77010

                               Facsimile No.: (713) 951-9921

                               Attention: Manager, Credit
                                          Administration



                                83

       10.00%                  UNITED STATES NATIONAL BANK OF
                               OREGON


                               By:
                                  -------------------------------
                                  Title:
                                         ------------------------

                               Office:  111 S.W. 5th Ave., T-29
                                        Portland, OR  97204

                               Facsimile No.: (503) 275-5428

                               Attention: Paricipation Specialist


                               LIBOR
                               Office:  111 S.W. 5th Ave., T-29
                                        Portland, OR  97204

                               Facsimile No.: (503) 275-5428

                               Attention: Participation Specialist



                                84

       10.00%                  KEY BANK OF WASHINGTON


                               By:
                                  -------------------------------
                                  Title:
                                         ------------------------

                               Domestic
                               Office:  1325 Fourth Avenue
                                        Seattle, Washington 98101

                               Facsimile No.: (206) 684-6035

                               Attention: John Brock


                               LIBOR
                               Office:  1325 Fourth Avenue
                                        Seattle, Washington 98101

                               Facsimile No.: (206) 689-5743

                               Attention: Sue Titus




                                85

        6.67%                  NBD BANK, NA.


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  611 Woodward
                                        Detroit, Michigan 48226

                               Facsimile No.: (313) 225-2649

                               Attention: Commercial Loans


                               LIBOR
                               Office:  611 Woodward
                                        Detroit, Michigan 48226

                               Facsimile No.: (313) 225-2649

                               Attention: Commercial Loans


                                86

        6.67%                  THE BANK OF TOKYO, LTD., PORTLAND
                               BRANCH


                               By:
                                  --------------------------------
                                  Title:
                                        --------------------------

                               Domestic
                               Office:  2300 Pacwest Center
                                        1211 S.W. Fifth Avenue
                                        Portland, Oregon 97204

                               Facsimile No.: (503) 227-5372

                               Attention: Mr. M.W. Kringlen


                               LIBOR
                               Office:  2300 Pacwest Center
                                        1211 S.W. Fifth Avenue
                                        Portland, Oregon 97204

                               Facsimile No.: (503) 227-5372

                               Attention: Mr. M.W. Kringlen


                                87

        4.17%                  PNC BANK, NATIONAL ASSOCIATION


                               By:
                                  --------------------------------
                                  Title:
                                        --------------------------


                               Domestic
                               Office:  55 South Lake Avenue
                                        Suite 650
                                        Pasadena, CA 91101

                               Facsimile No.: (818) 568-0653

                               Attention: Commercial Loan
                                          Questions

                               LIBOR
                               Office:  55 South Lake Avenue
                                        Suite 650
                                        Pasadena, CA 91101

                               Facsimile No.: (818) 568-0653

                               Attention: Commercial Loan
                                          Questions


                                88

        4.17%                  THE BANK OF CALIFORNIA, N.A.


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  400 California Street
                                        17th Floor
                                        San Francisco, CA 94104

                               Facsimile No.: (415) 765-3146

                               Attention: Regina Abdulgedir

                               LIBOR
                               Office:  400 California Street
                                        17th Floor
                                        San Francisco, CA 94104

                               Facsimile No.: (415) 765-3146

                               Attention: Regina Abdulgedir


                                89

        4.17%                  NATIONSBANK OF TEXAS, N.A.


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  444 South Flower
                                        Suite 1500
                                        Los Angeles, CA   90071

                               Facsimile No.: (213) 626-5815

                               Attention: Kay Hibbe

                               LIBOR
                               Office:  444 South Flower
                                        Suite 1500
                                        Los Angeles, CA   90071

                               Facsimile No.: (213) 626-5815

                               Attention: Kay Hibbe


                            90

        4.17%                  FUJI BANK, LIMITED


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  601 California Street
                                        San Francisco, CA 94108

                               Facsimile No.: (415) 362-4613

                               Attention: Marketing Department

                               LIBOR
                               Office:  601 California Street
                                        San Francisco, CA 94108

                               Facsimile No.: (415) 362-4613

                               Attention: Marketing Department




                                91

        3.33%                  BANK OF AMERICA NT & SA


                               By:
                                  -------------------------------
                                  Title:
                                        -------------------------

                               Domestic
                               Office:  555 California Street
                                        41st Floor
                                        San Francisco, CA  94104

                               Facsimile No.: (415) 362-4613

                               Attention: Cheryl Colombo

                               LIBOR
                               Office:  555 California Street
                                        41st Floor
                                        San Francisco, CA   94104

                               Facsimile No.: (415) 362-4613

                               Attention: Cheryl Colombo


                                92

                                                       SCHEDULE 1
                                                       ----------

                           DISCLOSURE SCHEDULE


Item 1.1:             Permitted Dispositions
- ---------             ----------------------

1 -    All properties of Oregon Steel Mills - Fontana Division, Inc.

2 - Certain rolling mill and shipping assets and a reheat furnace at the Portland steelworks which are expected to be replaced by the new Combination Mill equipment as it is fabricated and installed.

3 - Certain real property not part of the core production facilities in Portland and Colorado.

4 -    Certain water rights and related assets in Colorado.

5 - Certain mill machinery and related production assets of CF&I Steel, L.P. which are expected to be replaced in accordance with the capital improvement plan.

6 - Certain machinery and equipment at Napa Pipe Corporation and Camrose Pipe Company to the extent they are replaced by new assets in accordance with the capital improvement plan.


Item 2 and Item 6.8:      Existing Subsidiaries and Significant
                          -------------------------------------
                          Subsidiaries
                          ------------

                   SUBSIDIARIES OF OREGON STEEL MILLS, INC.

     SUBSIDIARY                     OWNERSHIP      COMMENTS
     ----------                     ---------  ------------------

*  Napa Pipe Corporation              100%
      1025 Kaiser Road
      Napa California  94559

*  Oregon Steel Mills - Fontana       100%
      Division, Inc.
      14000 San Bernardino Avenue
      Fontana CA  92335

*  Camrose Pipe Corporation           100%     Owns 60% partnership
      1000 SW Broadway #2200                   interest of Camrose
      Portland OR  97205                       Pipe Company and is
                                               a general partner

*  Camrose Pipe Company                60%
      5302 - 39th Street
      Camrose Alberta  T4V 2N8
      CANADA

*  New CF&I, Inc.                      90%     Owns 95.2% partnership
      1000 SW Broadway #2200                   interest in CF&I Steel,
      Portland OR  97205                       L.P. and is the sole
                                               general partner.  10%
                                               owned by Nippon Steel

*  CF&I Steel, L.P.                    95.2%   4.8% owned by Pension
      1612 E Abriendo                          Benefit Guarantee Corp.
      Pueblo CO  81004

   Oregon Steel Mills International,  100%
   Inc.
      1000 SW Broadway #2200
      Portland OR  97205

   Oregon Steel de Guayana, Inc.      100%     Expected to be owner
      1000 SW Broadway #2200                   of stock of Cliffs
      Portland OR  97205                       and Associates

   OSM Glassificationtm, Inc.         100%     Owns 51% partnership
      1000 SW Broadway #2200                   interest in
      Portland OR  97205                       Glassificationtm
                                               International Ltd.
                                               and is a general
                                               partner

   Glassificationtm                    51%
   International, Ltd
      1500 - 19th Avenue NW
      Issaquah WA  98027

   NW Container Services, Inc.         50%
      11920 N Burgard Road
      Portland OR  97203

   Colorado & Wyoming Railway Co.     100%     Owned by New
      1612 E Abriendo                          CF&I, Inc.
      Pueblo CO  81004

   Union Ditch & Water Company         69%     Owned by New
      113 W 5th Street                         CF&I, Inc.
      Florence CO  81226


*  Significant subsidiaries

Item 6.6:              Material Developments
- ---------              ---------------------

      None


Item 6.7:                 Litigation
- ---------                 ----------

1 -   Samsung America, Inc. v. Napa Pipe Corporation.  In 1994 Samsung
      ----------------------------------------------
      America, Inc., a Korean trading company ("Samsung") filed a complaint in the US District Court for the Southern District of Texas against Napa Pipe Corporation ("Napa Pipe"), Ferrostaal Metals Corporation ("Ferrostaal") and John K. Holman alleging breach of an exclusive contract arrangement with Napa Pipe relating to development of a pipeline in Colombia, South America. The complaint alleges that Napa Pipe breached the contract by designating Ferrostaal as its agent rather than Samsung and also seeks recovery under the quantum meruit theory. Samsung is also suing Ferrostaal for tortious interference with a contract and unfair competition and John K. Holman for breach of fiduciary duty. The complaint alleges damages against all defendants totalling $3 million. Samsung sought a preliminary injunction prohibiting Napa from submitting any bid on the project unless it was submitted through Samsung. The injunction was denied and the court indicated that damages was an adequate remedy. A bid was submitted through Ferrostaal and the outcome of the bid proposal is pending. By informal agreement of the parties, all discovery has been held in abeyance pending the outcome of the bid proposal. The case is set to be called for trial in November 1995. The Company is unable to estimate the ultimate outcome of this matter, but such outcome would not have a material adverse effect on the consolidated financial condition of the Company.

2 -   Marvin R. Clark and Janet Clark v. Raybestos-Manhattan, Inc., et
      ----------------------------------------------------------------
      al. In 1994, a complaint was filed in San Francisco County
      ---
      Superior Court against many defendants, including the Company and Napa Pipe which alleges wrongful death resulting from asbestos exposure. The amount of damages is unspecified and the case is in the discovery phase. The plaintiff was not an employee of the Company or Napa Pipe. It is alleged that the plaintiff was indirectly exposed by a predecessor to the Napa Pipe property. The Company believes the case is without merit, and that the ultimate outcome of the litigation will not have a material adverse effect on the consolidated financial condition of the Company.

3 - See also, Item 6.12 of this Disclosure Schedule for environmental matters.

4 - In addition to the foregoing matters, the Company and its subsidiaries are party to various claims, disputes, legal actions and other proceedings involving contracts, employment and various other matters. The company believes that the outcome of such matters will not have a material adverse effect on the consolidated financial condition of the Company.

Item 6.11:                Employee Benefits Plans
- ----------                -----------------------

Oregon Steel Mills, Inc. Pension Plan
Oregon Steel Mills, Inc. Thrift Plan
Oregon Steel Mills, Inc. Employee Stock Ownership Plan
Oregon Steel Mills, Inc. Supplemental Retirement Plan

CF&I Steel, L.P. Pension Plan
CF&I Steel, L.P. Thrift Plan

Camrose Pipe Company Pension Plan


Item 6.12:                Environmental Matters
- ----------                ---------------------

The Company is subject to federal, state and local environmental laws and regulations concerning, among other things, wastewater, air emissions, toxic use reduction and hazardous material disposal. The Portland and Pueblo Steel Mills are classified in the same manner as other similar steel mills in the industry, as generating hazardous waste materials because the melting operation produces dust that contains heavy metals ("EAF" dust). This dust, which constitutes the largest waste stream generated at these facilities, has been disposed of at substantial expense in order to comply with applicable laws and regulations.

In 1993 the Company began processing EAF dust in its Glassificationtm facility at the Portland Steel Mill. It is anticipated that the Company will be recycling 100 percent of the EAF dust produced at the Portland Steel Mill.

In 1993 the Environmental Protection Agency (EPA) concluded a site assessment of the Portland Steel Mill. The review ranked the facility as a medium/low corrective action priority for identified Solid Waste Management Units. The Company intends to proceed with an internal corrective action schedule. This schedule will include making portions of the Company's property useable for future development. Cost of these corrective action improvements is estimated at $1.5 million. The Portland Steel Mill received a renewed air discharge permit in 1993 which will require additional monitoring and reporting obligations.

The Company is currently conducting engineering studies to address site drainage issues and the quality of storm water runoff at the Portland Steel Mill. In addition, management of waste waters and sludges at the site are undergoing improvement and are planned capital expenditures. Historical operations have included the onsite management of solid wastes. The Company has undertaken measures to recycle and manage these wastes offsite.

The property and building at which the Fontana Plate Mill is located are leased to the Company. The Fontana Plate Mill was formerly part of a larger integrated steel plant (the "Mill") operated on property (the "Mill Property") surrounding the Fontana Plate Mill. Prior to the termination of steel production at the Mill in 1983, the Mill operator produced substances that currently are defined as hazardous by federal and California regulations. Hazardous substances have been detected in the soil and groundwater at a number of specific areas within the Mill Property on the basis of inspections done by the prior operator and by the EPA. The testing program carried out by the prior operator and the EPA at the Mill Property has not included sampling at the

Fontana Plate Mill site. On the basis of limited testing on behalf of the Company at the Fontana Plate Mill site, the levels of hazardous substances in the subsurface soils and groundwater at the Fontana Plate Mill site appear to be within permissible limits, although there can be no assurance that this is the case. The successor to the former operator of the Mill currently is carrying out site investigations at the Mill Property that may lead to the identification of needed remedial action. The successor is taking these actions pursuant to a consent order with the State of California Department of Health Services as required by corrective action provisions of the federal Resource Conservation and Recovery Act. The lessor of the land and building at the Fontana Plate Mill has agreed to indemnify the Company for certain expenses (excluding consequential damages, but including cost of clean-up and remediation required by governmental agencies) resulting from the presence of hazardous substances at the Fontana Plate Mill site other than as a result of the actions or negligence of the Company; and the Company has agreed to indemnify such lessor for similar expenses resulting from the presence of hazardous substances at the Fontana Plate Mill site as a result of actions or negligence of the Company. Operations at the Fontana Plate Mill will be discontinued by March 1995. Therefore, the Company is implementing a closure plan to address certain environmental issues and has accrued $625,000 for that purpose.

In 1983 the Company purchased an 84-acre parcel of land which was formerly a metals production facility. The prior owner's activities included the onsite management of wastes, wastewater treatment facilities and air pollution control equipment. The 84 acres included 10 acres which the Company sold in 1987. The Company is conducting a preliminary internal investigation into the environmental issues related to the remaining 74 acres. The results of this study are pending. Management is unable to determine the full magnitude of the issues at this site.

Prior to the acquisition of the Napa Facility by the Company, the prior owner of the Napa Facility disposed of certain waste materials, including spent sandblast materials, mill scale and welding flux, on-site. As a result of these matters and other actions prior to the acquisition, certain metals were released into the ground, and certain petroleum based compounds have seeped into the ground and groundwater at the Napa Facility.

The prior owner of the Napa Facility entered into a stipulated judgment with the County of Napa which required a site investigation of the Napa Facility and remediation (to the satisfaction of local, regional and state environmental authorities) of soil and groundwater contamination associated with activities conducted at the site prior to its acquisition by the Company. As a result of the acquisition of the Napa Facility, the Company's subsidiary, Napa Pipe Corporation, is obligated by contract to comply with the terms and requirements of the stipulated judgment. Proposed plans for investigating the soil and water conditions at the Napa Facility were submitted to local, regional and state environmental authorities in February 1988. The Company is continuing to negotiate certain terms of these proposed plans with such environmental authorities.

In addition to local, regional and state environmental authorities, the EPA conducted an investigation of the Napa Facility and has taken soil and water samples at the Napa Facility. The Company's proposed plans for investigating the soil and water conditions at the Napa Facility were furnished to the EPA in March 1988. While awaiting possible further response from the EPA, the Company is proceeding with its remediation plans as described in the preceding paragraph. In April 1992, the State of California Environmental Protection Agency,

Department of Toxic Substances Control completed a Site Screening and recommended a low priority preliminary endangerment assessment for the Napa Facility.

The total cost of the remedial action that may be required to correct existing environmental problems at the Napa Facility, including remediation of contaminants in the soil and groundwater, depends on the eventual requirements of the relevant regulatory authorities. As of December 31, 1993, the Company has expended $6.4 million and has reserved an additional $3.1 million to cover future costs arising from environmental issues relating to the site.

CF&I Steel, L.P. has accrued a reserve of $36.7 million as of December 31, 1993 for environmental remediation at the Pueblo Steel Mill site. CF&I's estimate of this environmental reserve was based on two separate remediation investigations and feasibility studies conducted by independent environmental engineering consultants. The estimated costs were based on current technologies and presently enacted laws and regulations. The reserve includes costs for RCRA (Resource Conservation and Recovery Act) facility investigation, corrective measures study, remedial action, and operation and maintenance of the remedial actions taken. CF&I has an agreement with the State of Colorado for the remediation of environmental issues. The agreement specifies a schedule for corrective action and a yearly expenditure amount. The State of Colorado anticipated that the schedule would be reflective of a straight line rate of expenditures over 30 years. The State of Colorado stated the schedule for corrective action could be accelerated if new data indicated a greater threat to the environment than is currently known to exist.

The Company owns a 60% interest in Camrose Pipe Company located in Camrose, Alberta Canada. A preliminary assessment of the property indicates the potential presence of subsurface petroleum contamination as a result of previous operations. The assessment also identifies the potential for waste waters to have impacted the site. An internal investigation is scheduled for 1995 to determine the extent of this impact, if any. Management is unable to determine the magnitude of these issues.

In November 1990 the President signed into law the Clean Air Act Amendments of 1990. This law has imposed new responsibilities on many industrial sources of air emissions, including plants owned by the Company. The Company cannot determine at this time the financial impact of the new law. The impact will depend on a number of site-specific factors, including the quality of the air in the geographical area in which a plant is located, rules to be adopted by each state to implement the law, and future EPA rules specifying the content of state implementation plans. The Company anticipates that it will be required to make additional expenditures, and will be required to pay higher fees to governmental agencies, as a result of the new law and future state laws regulating air emissions. In addition, the monitoring and reporting requirements of the new law will subject all air emissions to increased regulatory scrutiny.

The Company's future expenditures for installation of environmental control facilities, remediation of environmental conditions existing at its properties and other similar matters are difficult to predict. Environmental legislation and regulations and related administrative policies, have changed rapidly in recent years. It is likely that the Company will be subject to increasingly stringent environmental standards in the future and will be required to make additional expenditures, which could be significant, relating to environmental matters on an ongoing basis.

Item 7.2.2(b):            Indebtedness to be Paid
- --------------            -----------------------

1 - All outstanding balances under the $40 million unsecured revolving operating line from First Interstate Bank.
     Approximately $30 million of credit availability permitted by
     Section 7.2.2(f) of the Credit Agreement will be continued for support of letters of credit and other capital markets transactions.

2 - All outstanding balances under the $75 million unsecured revolving credit facility from First Interstate Bank and Bank of Nova Scotia.

3 - All outstanding balances under the $20 million uncommitted and unsecured credit line from ABN AMRO Bank.

4 - All outstanding balances under the $30 million secured revolving operating line from Bank of Nova Scotia.


Item 7.2.2(c):            Ongoing Indebtedness
- --------------            --------------------

1 - $18 million secured operating line of Camrose Pipe Company with Bank of Nova Scotia, plus any renewals thereof.

2 - $61 million term note payable by CF&I Steel, L.P. to a VEBA benefiting former USW members.

3 -  $1.3 million capital lease obligation of CF&I Steel, L.P.


Item 7.2.5(a):            Ongoing Investments
- --------------            -------------------

1 - Investments in subsidiary companies, and by subsidiary companies in their subsidiaries as disclosed in the Senior Credit Facility syndication book dated October 1994 and in this Disclosure
     Schedule.

2 - Investments in machinery and equipment pursuant to the capital expenditure plan discussed in the Senior Credit Facility syndication book dated October 1994 and the financial projections included therein.

3 - Potential investment of approximately $15 million in Comsigua pursuant to the Comsigua Project Shareholders Agreement.

4 - Potential investment of approximately $20 million in Cliffs & Associates pursuant to the proposed Shareholder Agreement for Cliffs and Associates Iron Carbide Limited.

5 - Other potential investments in HBI, iron carbide, romelt, scrap processing or other projects for development of alternative raw materials sources substantially as contemplated in the capital improvement plan.


                                                           SCHEDULE 2
                                                           ----------


                         REVOLVING LOAN       TERM LOAN
            BANK         COMMITMENT          COMMITMENT    PERCENTAGE
            ----         --------------      ----------    ----------

First Interstate Bank    20,000,000.00      40,000,000.00  20.0000000%
of Oregon, N.A.

The Bank of Nova Scotia  16,666,666.65      33,333,333.35  16.6666667%

Key Bank of Washington   10,000,000.00      20,000,000.00  10.0000000%

Toronto Dominion         10,000,000.00      20,000,000.00  10.0000000%
(Texas), Inc.

United States National   10,000,000.00      20,000,000.00  10.0000000%
Bank of Oregon

The Bank of Tokyo, Ltd.,  6,666,666.67      13,333,333.33   6.6666667%
Portland Branch

NBD Bank, N.A.            6,666,666.67      13,333,333.33   6.6666667%

The Bank of California,   4,166,666.67       8,333,333.33   4.1666667%
N.A.

PNC Bank, National        4,166,666.67       8,333,333.33   4.1666667%
Association

Fuji Bank, Limited        4,166,666.67       8,333,333.33   4.1666667%

NationsBank of Texas,     4,166,666.67       8,333,333.33   4.1666667%
N.A.

Bank of America NT & SA   3,333,333.33       6,666,666.67   3.3333333%
                          ------------      -------------   ---------

      Total               100,000,000       200,000,000     100%
                          ===========       ===========     ===

                        LIST OF EXHIBITS
                        ----------------


 EXHIBIT    A     -     Form of Revolving Note
 EXHIBIT    B     -     Form of Term Note
 EXHIBIT    C     -     Form of Swingline Note
 EXHIBIT    D     -     Form of Borrowing Request
 EXHIBIT    E     -     Form of Continuation/Conversion Notice
 EXHIBIT    F     -     Form of Lender Assignment Agreement
 EXHIBIT    G     -     Form of Guaranty
 EXHIBIT    H     -     Form of Pledge Agreement
 EXHIBIT    I     -     Form of Security Agreement
 EXHIBIT    J     -     Form of Opinion of Counsel to the Obligors
 EXHIBIT    K     -     Form of Borrowing Base Certificate
 EXHIBIT    L     -     Form of Compliance Certificate



                                                             EXHIBIT A


                          REVOLVING NOTE

$                                                   December 14, 1994
 -------------------

      FOR VALUE RECEIVED, the undersigned, OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of
                           --------
                       (the "Lender") on the Revolving Loan
- -----------------------      ------
Commitment Termination Date (as such term is defined in the hereinafter-described Credit Agreement) the principal sum of
                  DOLLARS ($           ) or, if less, the aggregate
- ------------------          -----------
unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender made by the Lender pursuant to that certain Credit
                                                       ------
Agreement, dated as of even date herewith (together with all
- ---------
amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, FIRST INTERSTATE BANK OF OREGON, N.A. ("First Interstate"), as
                                        ----------------
Administrative Agent, THE BANK OF NOVA SCOTIA ("Scotiabank"), as
                                                ----------
Syndication Agent, First Interstate and Scotiabank, as Managing Agents, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                    OREGON STEEL MILLS, INC.


                                    By
                                      ------------------------------
                                      Title:


                                2

               REVOLVING LOANS AND PRINCIPAL PAYMENTS

- ----------------------------------------------------------------------------------------------
           Amount of                        Amount of           Unpaid
           Revolving                        Principal          Principal
           Loan Made                         Repaid             Balance
       ---------------     Interest      --------------     ---------------
       Base       LIBO    Period (if     Base      LIBO     Base       LIBO           Notation
Date   Rate       Rate    applicable)    Rate      Rate     Rate       Rate    Total   Made By
- ----   ----       ----    -----------    ----      ----     ----       ----    -----  --------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------
                                                3


                                                            EXHIBIT B


                             TERM NOTE


$                                               December 14, 1994
 --------------------------
      FOR VALUE RECEIVED, the undersigned, OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of
                           --------
                       (the "Lender") the principal sum of
- -----------------------      ------
                     DOLLARS ($             ) or, if less, the
- ---------------------           ------------
aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender made by the Lender pursuant to that certain Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower,
                              ----------------
FIRST INTERSTATE BANK OF OREGON, N.A. ("First Interstate") as
                                        ----------------
Administrative Agent, THE BANK OF NOVA SCOTIA ("Scotiabank"), as
                                                ----------
Syndication Agent, First Interstate and Scotiabank, as Managing Agents, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on December 31, 1999.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness maybe declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF NEW YORK.


                                    OREGON STEEL MILLS, INC.


                                    By
                                      ---------------------------
                                      Title:


                            2

                 TERM LOANS AND PRINCIPAL PAYMENTS

- ----------------------------------------------------------------------------------------------
           Amount of                        Amount of           Unpaid
             Term                           Principal          Principal
           Loan Made                         Repaid             Balance
       ---------------     Interest      --------------     ---------------
       Base       LIBO    Period (if     Base      LIBO     Base       LIBO           Notation
Date   Rate       Rate    applicable)    Rate      Rate     Rate       Rate    Total   Made By
- ----   ----       ----    -----------    ----      ----     ----       ----    -----  --------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------
                                               3


                                                             EXHIBIT C


                           SWINGLINE NOTE

$15,000,000                                          December 14, 1994

      FOR VALUE RECEIVED, the undersigned, OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of
                           --------
FIRST INTERSTATE BANK OF OREGON, N.A., ("First Interstate") on the
                                         ----------------
Swingline Loan Commitment Termination Date (as such term is defined in the hereinafter-described Credit Agreement) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Swingline Loans shown on the schedule attached hereto (and any continuation thereof) or in the records of First Interstate made by First Interstate as Swingline Lender pursuant to that certain Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among
                                           ----------------
the Borrower, First Interstate, as Administrative Agent, The Bank of Nova Scotia ("Scotiabank"), as Syndication Agent, First Interstate and
              ----------
Scotiabank, as Managing Agents, and the various financial institutions as are, or may from time to time become, parties thereto.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is the Swingline Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                    OREGON STEEL MILLS, INC.


                                    By
                                      ------------------------------
                                      Title:


                                2

               SWINGLINE LOANS AND PRINCIPAL PAYMENTS

- ----------------------------------------------------------------------------------------------

           Amount of       Interest         Amount of        Unpaid
           Swingline      Period (if        Principal       Principal                 Notation
Date       Loan Made      applicable)        Repaid          Balance        Total     Made By
- ----       ---------      -----------       ---------       ---------       -----     --------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                3


                                                  EXHIBIT D


                         BORROWING REQUEST


First Interstate Bank of Oregon, N.A.,
as Administrative Agent
1300 S.W. Fifth Avenue, T19
Portland, Oregon  97201

Attention:  [Name]
            [Title]


      Re:   Oregon Steel Mills, Inc.
            ------------------------


Gentlemen and Ladies:

      This Borrowing Request is delivered to you pursuant to Section
                                                             -------
2.3 of the Credit Agreement, dated as of December 14, 1994 (together
- ---
with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Oregon Steel Mills, Inc., a Delaware
 ----------------
corporation (the "Borrower"), certain financial institutions, First
                  --------
Interstate Bank of Oregon, N.A. ("First Interstate"), as
                                  ----------------
administrative agent (the "Administrative Agent"), The Bank of Nova
                           --------------------
Scotia ("Scotiabank"), as syndication agent, and First Interstate and
         ----------
Scotiabank, as managing agents. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that a [Revolving Loan] [Term Loan] be made in the aggregate principal amount of $
                                              --------------  on
   , 19    as a [LIBO Rate Loan having an Interest Period of
- ---    ---
         months] [Base Rate Loan].
- --------

      The Borrower hereby acknowledges that, pursuant to Section 5.2.2
                                                         -------------
of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all
                        -------------
material respects.

      The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to

the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

      Please deposit the proceeds of the Borrowing in our account
number                            maintained with you or wire transfer
      ---------------------------
the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be            Person to be Paid          Name, Address, etc.
                  ------------------------------
Transferred       Name               Account No.   of Transferee
- -----------       ----               -----------   -------------------

$
 ----------       ----------------   -----------   -------------------
                                                   -------------------
                                                    Attention:
                                                              --------

$
 ----------       ----------------   -----------    ------------------
                                                    ------------------
                                                    Attention:
                                                              --------

Balance of        The Borrower
such proceeds                         ----------    ------------------
                                                    ------------------
                                                    Attention:
                                                              --------

      The Borrower has caused this Borrowing Request to be
executed and delivered, and the certification and warranties contained
herein to be made, by its duly Authorized Officer this     day of
                                                       ----
       , 19   .
- -------    ---


                                      OREGON STEEL MILLS, INC.



                                      By
                                        ---------------------------
                                        Title:



                                2

                                                      EXHIBIT E


                   CONTINUATION/CONVERSION NOTICE


First Interstate Bank of Oregon, N.A.,
as Administrative Agent
1300 S.W. Fifth Avenue, T19
Portland, Oregon  97201

Attention:  [Name]
           [Title]


      Re:   Oregon Steel Mills, Inc.
            ------------------------

Gentlemen and Ladies:

      This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Credit Agreement, dated as of December 14, 1994 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Oregon Steel Mills, Inc., a Delaware
     ----------------
corporation (the "Borrower"), certain financial institutions, First
                  --------
Interstate Bank of Oregon, N.A. ("First Interstate"), as
                                  ----------------
administrative agent (the "Administrative Agent"), The Bank of Nova
                           --------------------
Scotia ("Scotiabank"), as syndication agent, and First Interstate and
         ----------
Scotiabank, as managing agents. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on             , 19   ,
                                           ------------    ---

            (1)   $            of the presently outstanding
                   -----------
      principal amount of the [Term Loans] [Revolving Loans]
      originally made on           , 19    [and $           of the
                         ----------    ---       ----------
      presently outstanding principal amount of the [Term Loans]
      [Revolving Loans] originally made on           , 19   ],
                                           ----------    ---

            (2) and all presently being maintained as * [Base Rate Loans] [LIBO Rate Loans],

            (3)   be [converted into] [continued as],


- -------------------------
*     Select appropriate interest rate option.


            (4)  *[LIBO Rate Loans having an Interest Period of
             months] [Base Rate Loans].
      ------

The Borrower hereby:

            (a) certifies and warrants that no Default has occurred and is continuing; and

            (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

      The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties
contained herein to be made, by its Authorized Officer this     day of
                                                            ---
          , 19   .
- ----------    ---


                                      OREGON STEEL MILLS, INC.


                                      By
                                        --------------------------
                                        Title:


- ---------------------------------
*     Insert appropriate interest rate option.


                                                            EXHIBIT F


                    LENDER ASSIGNMENT AGREEMENT

To:   Oregon Steel Mills, Inc.
      P.O. Box 5368
      Portland, Oregon 97228

To:   First Interstate Bank of Oregon, N.A.,
      as Administrative Agent
      1300 S.W. Fifth Avenue, T19
      Portland, Oregon 97201


      Re:   Oregon Steel Mills, Inc.

Gentlemen and Ladies:

      We refer to clause (d) of Section 10.11.1 of the Credit
                  ----------    ---------------
Agreement, dated as of December 14, 1994 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Oregon Steel Mills, Inc., a
              ----------------
Delaware corporation (the "Borrower"), the various financial
                           --------
institutions (the "Lenders") as are, or shall from time to time
                   -------
become, parties thereto, First Interstate Bank of Oregon, N.A. ("First
                                                                 -----
Interstate"), as administrative agent (the "Administrative Agent"),
- ----------                                  --------------------
The Bank of Nova Scotia ("Scotiabank"), as syndication agent and First
                          ----------
Interstate and Scotiabank, as managing agents for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      This agreement is delivered to you pursuant to clause (d) of
                                                     ----------
Section 10.11.1 of the Credit Agreement and also constitutes notice to
- ---------------
each of you, pursuant to clause (c) of Section 10.11.1 of the Credit
                         ----------    ---------------
Agreement, of the assignment and delegation to                (the
                                               ---------------
"Assignee") of    % of the Loans and Commitments of              (the
 --------      ---                                  -------------
"Assignor") outstanding under the Credit Agreement on the date hereof.
 --------
After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

      [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

      The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were

required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by any Agent.

      Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

            (a)   the Assignee

                  (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit
            Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                  (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan
            Documents as if it were an original signatory thereto; and

            (b)   the Assignor shall be released from its
            obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

      The Assignor and the Assignee hereby agree that the
[Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement
                              ---------------
upon the delivery hereof.

      The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

            (A)   Address for Notices:
                       Institution Name:
                       Attention:
                       Domestic Office:
                       Telephone:
                       Facsimile:
                       LIBOR Office:


                                2

                        Telephone:
                        Facsimile:

            (B)   Payment Instructions:



      This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                                     [ASSIGNOR]
- -------------------

Term Loan Commitment
      and
Term Loans:                %
                         --

Revolving Loan
  Commitment
      and
Revolving Loans:           %
                         --

                                               By:
                                                  --------------------
                                                  Title:

Percentage                                            [ASSIGNEE]
- ----------

Term Loan Commitment
     and
Term Loans:                %
                         --

Revolving Loan
  Commitment
     and
Revolving Loans:           %
                         --

                                               By:
                                                  --------------------
                                                  Title:


                                3

Accepted and Acknowledged
this       day of          , 19
     -----        ---------    --


First Interstate Bank of Oregon, N.A.,
  as Administrative Agent


By:
   ---------------------------
   Title:


Accepted and Acknowledged
this      day of           , 19
     ----        ----------    --


Oregon Steel Mills, Inc.


By:
   ---------------------------
   Title:



                            4

                                                        EXHIBIT G


                             GUARANTY
                             --------


        THIS GUARANTY (this "Guaranty"), dated as of December 14,
                             --------
1994, is made by              , a [Delaware corporation] (the
                 -------------
"Guarantor"), in favor of each of the Lender Parties (as defined below).


                          W I T N E S S E T H:
                          - - - - - - - - - -

        WHEREAS, pursuant to a Credit Agreement, dated as of December 14, 1994 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit
                                                     ------
Agreement"), among Oregon Steel Mills, Inc., a Delaware corporation
- ---------
(the "Borrower"), the various commercial banking institutions
      --------
(individually a "Lender" and collectively the "Lenders") as are, or
                 ------                        -------
may from time to time become, parties thereto, First Interstate Bank of Oregon, N.A. ("First Interstate"), as administrative agent (the
                  ----------------
"Administrative Agent"), The Bank of Nova Scotia ("Scotiabank"), as
 --------------------                              ----------
syndication agent (the "Syndication Agent") and First Interstate and
                        -----------------
Scotiabank, as managing agents for the Lenders ("Managing Agents"),
                                                 ---------------
the Lenders have extended Commitments to make Loans to the Borrower;
and

        WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty;

        WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty;

        WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit
Agreement;

        NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Borrower pursuant to the Credit Agreement, the Guarantor agrees, for the benefit of each Lender Party, as follows:

                             ARTICLE I

                            DEFINITIONS

        SECTION 1.1.  Certain Terms.  The following terms (whether or
                      -------------
not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "Administrative Agent" is defined in the first recital.
         --------------------                    -------------

        "Agent" means, as the context may require, any of the
         -----
Administrative Agent, the Syndication Agent or either Managing Agent.

        "Agents" means, collectively, the Administrative Agent, the
         ------
Syndication Agent and the Managing Agents.

        "Borrower" is defined in the first recital.
         --------                    -------------

        "Credit Agreement" is defined in the first recital.
         ----------------                    -------------

        "Guarantor" is defined in the preamble.
         ---------                    --------

        "Guaranty" is defined in the preamble.
         --------                    --------

        "Lender" is defined in the first recital.
         ------                    -------------

        "Lender Party" means, as the context may require, any Lender
         ------------
or Agent and each of their respective successors, transferees and assigns.

        "Lenders" is defined in the first recital.
         -------                    -------------

        "Managing Agents" is defined in the first recital.
         ---------------                    -------------

        "Syndication Agent" is defined in the first recital.
         -----------------                    -------------

        "Termination Date" means the earlier to occur of (i) the date
         ----------------
upon which all Obligations of the Borrower have been paid in full, all Obligations of the Guarantor hereunder shall have been paid in full and all Commitments shall have been terminated or (ii) the date upon which the Guarantor shall have ceased to be a Significant Subsidiary of the Borrower.

        "U.C.C." means the Uniform Commercial Code as in effect in the
         ------
State of New York.

        SECTION 1.2.  Credit Agreement Definitions.  Unless otherwise
                      ----------------------------
defined herein or the context otherwise requires, terms used in

                                2
this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

        SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty, including its preamble and recitals, with such meanings.


                         ARTICLE II

                     GUARANTY PROVISIONS

        SECTION 2.1.  Guaranty.  The Guarantor hereby absolutely,
                      --------
unconditionally and irrevocably

              (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C.
       Section 502(b) and Section 506(b)), and

              (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty.

provided, however, that the Guarantor shall be liable under this
- --------  -------
Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

        SECTION 2.2.  Acceleration of Guaranty.  The Guarantor agrees
                      ------------------------
that, in the event of the dissolution or insolvency of the Borrower, any other Obligor which is a Significant Subsidiary or the Guarantor, or the inability or failure of the Borrower, any other Obligor which is a Significant Subsidiary or the Guarantor to

                                3
pay debts as they become due, or an assignment by the Borrower, any other Obligor which is a Significant Subsidiary or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower, any other Obligor which is a Significant Subsidiary or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, the Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Borrower if all such Obligations were then due and payable.

        SECTION 2.3.  Guaranty absolute, etc.  This Guaranty shall in
                      -----------------------
all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date. The Guarantor guarantees that the Obligations of the Borrower will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

              (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

              (b) the failure of any Lender Party or any holder of any Note

                    (i)     to assert any claim or demand or to
              enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                    (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor;

              (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

              (d) any reduction, limitation, impairment or termination of the Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense


                                4
        or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of the Borrower, any other Obligor or otherwise;

              (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan
        Document;

              (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

              (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

        SECTION 2.4.  Reinstatement, etc.  The Guarantor agrees that
                      ------------------
this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

        SECTION 2.5.  Waiver, etc.  The Guarantor hereby waives
                      -----------
promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that any Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

        SECTION 2.6.  Postponement of Subrogation, etc.  The Guarantor
                      --------------------------------
will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise as a result of payment, until the prior payment, in full and in cash, of all Obligations of the Borrower. Any amount paid to the Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations of the Borrower shall be held in trust for the benefit of the Lender Parties and

                                5
each holder of a Note and shall immediately be paid to the
Administrative Agent and credited and applied against the Obligations of the Borrower, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if
                               --------  -------

              (a)   the Guarantor has made payment to the Lender
        Parties and each holder of a Note of all or any part of the Obligations of the Borrower, and

              (b) all Obligations of the Borrower have been paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at the Guarantor's request, the Administrative Agent, on behalf of the Lender Parties and the holders of the Notes, will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by the Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Lender Party or any holder of a Note.

        SECTION 2.7.  Successors, Transferees and Assigns;
                      ------------------------------------
Transfers of Notes, etc.  This Guaranty shall:
- -----------------------

              (a) be binding upon the Guarantor, and its successors and assigns; and

              (b) inure to the benefit of and be enforceable by any Agent and each other Lender Party.

Without limiting the generality of clause (b), any Lender may assign
                                   ----------
or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to the provisions of Section
10.11 and Article IX of the Credit Agreement.

        SECTION 2.8.  Termination of Guaranty.  Subject to the
                      -----------------------


                                6
provisions of Section 2.4 hereof, the obligations of the Guarantor under this Guaranty shall terminate on the Termination Date.


                           ARTICLE III

                   REPRESENTATIONS AND WARRANTIES


        SECTION 3.1.  Representations and Warranties.  The Guarantor
                      ------------------------------
hereby represents and warrants unto each Lender Party as set forth in this Article III.
     -----------

        SECTION 3.1.1.  Organization, etc.  The Guarantor is a
                        -----------------
corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification (except where the failure to so qualify shall not have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Guaranty and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

        SECTION 3.1.2.  Due Authorization, Non-Contravention, etc.
                        -----------------------------------------
The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document executed or to be executed by it are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

              (a)   contravene the Guarantor's Organic Documents;

              (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Guarantor;

              (c) result in, or require the creation or imposition of, any Lien on any of any Guarantor's properties, except for the Liens created pursuant to the Loan Documents.

        SECTION 3.1.3.  Government Approval, Regulation, etc.  No
                        ------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Guarantor of this Guaranty or any other Loan Document to which it is a party. The Guarantor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of

                                7
a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        SECTION 3.1.4.  Validity, etc.  This Guaranty constitutes and
                        -------------
each other Loan Document executed by the Guarantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Guarantor enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity.

        SECTION 3.1.5.  Accuracy of Information.  All factual
                        -----------------------
information heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to the Agents or any Lender for purposes of or in connection with this Guaranty and the Loan Documents or any transaction contemplated hereby, or thereby, is, and all other such factual information hereafter furnished by or on behalf of the Guarantor to the Agents or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Guaranty, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.


                            ARTICLE IV

                      MISCELLANEOUS PROVISIONS

        SECTION 4.1.  Loan Document.  This Guaranty is a Loan Document
                      -------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article X thereof.

        SECTION 4.2.  Binding on Successors, Transferees and Assigns;
                      ----------------------------------------------
Assignment.  In addition to, and not in limitation of, Section 2.7,
- ----------                                             -----------
this Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note and their respective successors, and assigns (to the full extent provided pursuant to
Section 2.7); provided, however, that the Guarantor may not assign any
- -----------   --------  -------
of its obligations hereunder without the prior written consent of all Lenders.

        SECTION 4.3.  Amendments, etc.  No amendment to or waiver of
                      ---------------
any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver


                                8
or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 4.4.  Notices.  All notices and other communications
                      -------
provided to the Guarantor under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to the Guarantor at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by the Guarantor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when received.

        SECTION 4.5.  No Waiver; Remedies.  In addition to, and not in
                      -------------------
limitation of, Section 2.3 and Section 2.5, no failure on the part of
               -----------     -----------
any Lender Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        SECTION 4.6.  Captions.  Section captions used in this
                      --------
Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

        SECTION 4.7.  Setoff.  In addition to, and not in limitation
                      ------
of, any rights of any Lender Party or any holder of a Note under applicable law, each Lender Party and each such holder shall, upon the occurrence and during the continuance of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or
   -----------         ---
upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Lender Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Lender Party or such holder; provided, however, that any such appropriation and application shall
- --------  -------
be subject to the provisions of Section 4.8 of the Credit Agreement.
                                -----------
Each Lender agrees promptly to notify the Guarantor and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice
             --------  -------
shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.


                                9

        SECTION 4.8.  Severability.  Wherever possible each provision
                      ------------
of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

        SECTION 4.9.  Governing Law.  THIS GUARANTY SHALL BE GOVERNED
                      -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK

        SECTION 4.10.  Waiver of Jury Trial.  THE GUARANTOR HEREBY
                       --------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                [Name of Guarantor]


                                By
                                  ------------------------------
                                  Title:
                                        ------------------------

                                Address:
                                        -------------------------
                                        -------------------------

                                Attention:
                                           ----------------------

                                Telecopy:
                                           ----------------------


                                10

                                                          EXHIBIT H

                          PLEDGE AGREEMENT
                          ----------------


        THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of
                                     ----------------
December 14, 1994, made by Oregon Steel Mills, Inc., a Delaware corporation (the "Pledgor"), in favor of First Interstate Bank of
                  -------
Oregon, N.A. ("First Interstate"), as administrative agent (together
               ----------------
with any successor(s) thereto in such capacity, the "Administrative
                                                     --------------
Agent") for each of the Lender Parties (as defined below).
- -----


                         W I T N E S S E T H:
                         - - - - - - - - - -

        WHEREAS, pursuant to a Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit
                                                     ------
Agreement"), among the Pledgor, the various commercial lending
- ---------
institutions (individually a "Lender" and collectively the "Lenders")
                              ------                        -------
as are, or may from time to time become, parties thereto, the Administrative Agent, The Bank of Nova Scotia ("Scotiabank"), as
                                                ----------
syndication agent (the "Syndication Agent") and First Interstate and
                        -----------------
Scotiabank as the managing agents (the "Managing Agents"), the Lenders
                                        ---------------
have extended Commitments to make Loans to the Pledgor; and

        WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

        WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

        NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Lender Party, as follows:


                             ARTICLE I

                            DEFINITIONS

        SECTION 1.1.  Certain Terms.  The following terms (whether or
                      -------------
not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):


        "Administrative Agent" is defined in the preamble.
         --------------------                    --------

        "Agent" means, as the context may require, any of the
         -----
Administrative Agent, the Syndication Agent or either Managing Agent.

        "Agents" means, collectively, the Administrative Agent, the
         ------
Syndication Agent and the Managing Agents.

        "Collateral" is defined in Section 2.1.
         ----------                -----------

        "Credit Agreement" is defined in the first recital.
         ----------------                    -------------

        "Distributions" means all stock dividends, liquidating
         -------------
dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares, but shall not include Dividends.

        "Dividends" means cash dividends and cash distributions with
         ---------
respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

        "Lender" is defined in the first recital.
         ------                    -------------

        "Lender Party" means, as the context may require, any Lender
         ------------
or the Administrative Agent and each of its respective successors, transferees and assigns.

        "Lenders" is defined in the first recital.
         -------                    -------------

        "Managing Agents" is defined in the preamble.
         ---------------                    --------

        "Pledge Agreement" is defined in the preamble.
         ----------------                    --------

        "Pledged Note Issuer" means each Person identified in Item A
         -------------------                                  ------
of Attachment 1 hereto as the issuer of the Pledged Note identified
   ------------
opposite the name of such Person.

        "Pledged Notes" means all promissory notes of any Pledged Note
         -------------
Issuer in the form or substantially the form of Exhibit A hereto which
                                                ---------
are delivered by the Pledgor to the Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.5,

                                                        -----------
are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

        "Pledged Property" means all Pledged Shares, Pledged Notes,
         ----------------
and all other property which may from time to time hereafter be

                               2
delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

        "Pledged Share Issuer" means each Person identified in Item B
         --------------------
of Attachment 1 hereto as the issuer of the Pledged Shares identified
   ------------
opposite the name of such Person.

        "Pledged Shares" means all shares of capital stock of any
         --------------
Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

        "Pledgor" is defined in the preamble.
         -------                    --------

        "Obligations" is defined in Section 2.2.
         -----------                -----------

        "Syndication Agent" is defined in the preamble.
         -----------------                    --------

        "U.C.C." means the Uniform Commercial Code as in effect in the
         ------
State of New York.

        SECTION 1.2.  Credit Agreement Definitions.  Unless otherwise
                      ----------------------------
defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

        SECTION 1.3.  U.C.C. Definitions.  Unless otherwise defined
                      ------------------
herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                              ARTICLE II

                                PLEDGE

        SECTION 2.1.  Grant of Security Interest.  The Pledgor hereby
                      --------------------------
pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):
                         ----------

              (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;
                      ------    ------------

              (b)   all other Pledged Notes issued from time to time;


                                3

              (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of
                                                   ------
        Attachment 1 hereto;
        ------------

              (d)  all other Pledged Shares issued from time to time;

              (e) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

              (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

              (g)  all proceeds of any of the foregoing.

        SECTION 2.2.  Security for Obligations.  This Pledge Agreement
                      ------------------------
secures the payment in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise (all such obligations of the Pledgor being the "Obligations").
                                      -----------

        SECTION 2.3.  Delivery of Pledged Property.  All certificates
                      ----------------------------
or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

        SECTION 2.4.  Dividends on Pledged Shares and Payments on
                      -------------------------------------------
Pledged Notes.  In the event that any Dividend is to be paid on any
- -------------
Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when (x) no Default of the nature referred to in Section 8.1.9 of the Credit Agreement has occurred and is continuing and (y) no Event of Default has occurred and is continuing, such Dividend or payment shall be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

        SECTION 2.5.  Continuing Security Interest; Transfer of Note.
                      ----------------------------------------------
This Pledge Agreement shall create a continuing security interest in the Collateral and shall

              (a) remain in full force and effect until payment in full of all Obligations and the termination of all Commitments,


                                4

              (b) be binding upon the Pledgor and its successors, transferees and assigns, and

              (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or
                               ----------
otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 10.11 and Article IX of the Credit Agreement. Upon the payment in full of all Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

        SECTION 2.6.  Termination of Pledge Agreement.  This Pledge
                      -------------------------------
Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of all Obligations and the termination of all Commitments. Notwithstanding the foregoing, the Pledged Shares of any Pledged Share Issuer that ceases to be a Significant Subsidiary of the Borrower shall be released from the Lien of this Pledge Agreement on the date upon which such Pledged Share Issuer ceases to be a Significant Subsidiary.



                            ARTICLE III

                   REPRESENTATIONS AND WARRANTIES

        SECTION 3.1.  Warranties, etc.  The Pledgor represents and
                      ---------------
warrants unto the Administrative Agent and each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.


                                5

        SECTION 3.1.1.  Ownership, No Liens, etc.  The Pledgor is the
                        ------------------------
legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent.

        SECTION 3.1.2.  Valid Security Interest.  The delivery of such
                        -----------------------
Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

        SECTION 3.1.3.  As to Pledged Shares.  In the case of any
                        --------------------
Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and, except in the case of New CF&I, Inc., constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer.

        SECTION 3.1.4.  As to Pledged Notes.  In the case of each
                        -------------------
Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

        SECTION 3.1.5.  Authorization, Approval, etc.  No
                        ----------------------------
authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

              (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

              (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                6

                            ARTICLE IV

                             COVENANTS

        SECTION 4.1.  Protect Collateral; Further Assurances, etc.
                      -------------------------------------------
The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

        SECTION 4.2.  Stock Powers, etc.  The Pledgor agrees that all
                      -----------------
Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Event of Default (but not before), promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

        SECTION 4.3.  Continuous Pledge.  Subject to Section 2.4, the
                      -----------------
Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

        SECTION 4.4.  Voting Rights; Dividends, etc.  The Pledgor
                      -----------------------------
agrees:


                                7

              (a)  after any Default of the nature referred to in
        Section 8.1.9 of the Credit Agreement or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.3; and
                        -----------

              (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this Section 4.4(b)
                                    --------------

                   (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                   (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall have the exclusive
               --------------
voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent,
            --------  -------
waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the

                                8

Credit Agreement or any other Loan Document (including this Pledge
Agreement).

        SECTION 4.5.  Additional Undertakings.  The Pledgor will not,
                      -----------------------
without the prior written consent of the Administrative Agent:

              (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or
              (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.


                             ARTICLE V

                      THE ADMINISTRATIVE AGENT

        SECTION 5.1.  Administrative Agent Appointed Attorney-in-Fact.
                      -----------------------------------------------
The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation, after (but not before) the occurrence and continuance of an Event of Default:

              (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

              (b)  to receive, endorse, and collect any drafts or
        other instruments, documents and chattel paper, in connection with clause (a) above; and
             ----------

              (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest and shall continue in effect until payment


                                9
in full of all Obligations and the termination of all Commitments. Upon payment in full of all Obligations and the termination of all Commitments, the power of attorney granted pursuant to this Section shall terminate.

        SECTION 5.2.  Administrative Agent May Perform.  If the
                      --------------------------------
Pledgor fails to perform any agreement contained herein, the
Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to
Section 6.4.
- -----------

        SECTION 5.3.  Administrative Agent Has No Duty.  The powers
                      --------------------------------
conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

              (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

              (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

        SECTION 5.4.  Reasonable Care.  The Administrative Agent is
                      ---------------
required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the
                                            --------  -------
Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                            ARTICLE VI

                             REMEDIES

        SECTION 6.1.  Certain Remedies.  If any Event of Default shall
                      ----------------
have occurred and be continuing:


                                10

              (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, with ten days' prior notice to the Pledgor, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable.
        The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (b)  The Administrative Agent may

                   (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                   (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                   (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                   (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

                   (v)  take control of any proceeds of the
              Collateral, and

                   (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and

                                11
              other instruments of conveyance or transfer with respect to all or any of the Collateral.

        SECTION 6.2.   Compliance with Restrictions.  The Pledgor
                       ----------------------------
agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

        SECTION 6.3.  Application of Proceeds.  All cash proceeds
                      -----------------------
received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10.3
                                                        ------------
of the Credit Agreement and Section 6.4) in whole or in part by the
                            -----------
Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect.

        Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 6.4.  Indemnity and Expenses.  The Pledgor hereby
                      ----------------------
indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and


                                12
of any experts and agents, which the Administrative Agent may incur in connection with:

              (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

              (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

              (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

              (d) the failure by the Pledgor to perform or observe any of the provisions hereof.


                             ARTICLE VII

                       MISCELLANEOUS PROVISIONS

        SECTION 7.1.  Loan Document.  This Pledge Agreement is a Loan
                      -------------
Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

        SECTION 7.2.  Amendments, etc.  No amendment to or waiver of
                      ---------------
any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

        SECTION 7.3.  Protection of Collateral.  The Administrative
                      ------------------------
Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

        SECTION 7.4.  Addresses for Notices.  All notices and other
                      ---------------------
communications provided for hereunder shall be in writing and, if to the Pledgor, mailed, telecopied or delivered to it at the address set forth below its signature hereto, if to the Administrative Agent, mailed, telecopied or delivered to it,

                                13
addressed to it at the address of the Administrative Agent specified in the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when received.

        SECTION 7.5.  Section Captions.  Section captions used in this
                      ----------------
Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

        SECTION 7.6.  Severability.  Wherever possible each provision
                      ------------
of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

        SECTION 7.7.  Governing Law, Entire Agreement, etc.  THIS
                      ------------------------------------
PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                                14

        IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                            OREGON STEEL MILLS, INC.


                            By
                              --------------------------------------
                              Title:

                              Address:      1000 S.W. Broadway
                                            Suite 2200
                                            Portland, Oregon 97205

                              Attention:    Mr. Christopher Cassard
                                            Treasurer


                            FIRST INTERSTATE BANK OF OREGON, N.A.,
                            as Administrative Agent (for purposes
                            of accepting its appointment under
                            Article V hereof)

                            By
                              --------------------------------------
                              Title:

                              Address:  1300 S.W. Fifth Avenue, T19
                                             Portland, Oregon 97201

                              Attention:  Mr. James Kennedy


                                15

                                                       EXHIBIT A
                                                           to
                                                    Pledge Agreement

                       OPTIONAL ADVANCE NOTE
                       ---------------------


      On demand, or if, no demand, on December 31, 2004,
                                                        -------------
("Borrower") promises to pay in lawful money of the United States of America, to the order of Oregon Steel Mills, Inc. ("Lender") at its Portland, Oregon Corporate Office, the principal sum of
                                                       --------------
Dollars ($            ), or so much thereof as shall have been
          ------------
advanced by Lender to Borrower and not repaid, together with interest thereon from the date of such advance.

      This Note is given to avoid the execution by Borrower of an individual note for each advance by Lender to Borrower. In consideration thereof, Borrower agrees that Lender's record entries of transactions pursuant to this Note, together with Lender's written advice of interest charges, shall be conclusive evidence of borrowings, payments and charges made pursuant hereto.

      Interest shall be payable on demand, or if no demand, on the last business day of each month, based on the daily outstanding unpaid principal balances during the preceding month. The Borrower interest rate will be the First Interstate Bank of Oregon, N.A. ("Bank") Prime Rate of interest as published and changed from time to time. Each change in said rate is to become effective on the effective date of each change announced by the Bank. Interest shall be computed on the basis of a 360-day year. Interest accrued and payable will be aggregated with the unpaid principal amount outstanding.

      Advances hereunder will be made in the sole and unrestricted discretion of the Lender and the refusal of the Lender to make any requested advance shall constitute a demand for payment of all sums due hereunder, including accrued and unpaid interest. In no event shall advances exceed the principal sum set forth above. Advances hereunder are for sole purpose of funding working cash requirements and capital equipment purchases of the Borrower, and advances for any other purpose shall require the written consent of the Lender.

      Payment of interest hereunder shall be made when due. Payment of principal and interest by Borrower will be by wire transfer to Oregon Steel Mills, Inc., First Interstate Bank, ABA 123000123, Account Number 552-000059-0. Borrower concurrently will send Lender an advice of such payments by phone or fax.

      Borrowings hereunder may be made by Lender at the oral or written request three days in advance by [Insert Names and Titles of Authorized Officers], who are each authorized to request Borrowings until written notice of the revocation of such authority

                            1

                                                       EXHIBIT A
                                                           to
                                                    Pledge Agreement

is received by Lender. Any such Borrowings shall be conclusively presumed to have been made to or for the benefit of undersigned when made in accordance with such requests and when such amounts are
deposited to the credit of Account Number               of Borrower's
                                          --------------
bank, [name of address of bank], regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account.

      Borrower shall pay upon demand any and all expenses, including reasonable attorneys' fees, incurred or paid by the holder of this Note without suit or action in attempting to collect funds due under this Note. In any suit or action instituted for the collection of any sums due hereunder, the prevailing party shall be entitled to recover such sums as the court may adjudge reasonable for its attorneys' fees, both in the trial court and any appellate court.

      Dated this     day of              , 1994.
                 ---        -------------

BORROWER:                             LENDER:

- --------------------------------      OREGON STEEL MILLS, INC.



By:                                   By:
   ------------------------------        -----------------------------
Title:
      ---------------------------     Title:--------------------------


                                2

                                                    ATTACHMENT 1
                                                          to
                                                    Pledge Agreement

Item A.  Pledged Notes
         -------------

Pledged Note Issuer           Amount            Description
- -------------------           ------            -----------

Napa Pipe Corporation         $50,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated
                                                      ---------------

Oregon Steel Mills - Fontana
  Division, Inc.              $35,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated
                                                      ---------------

Camrose Pipe Corporation      $30,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated
                                                      ---------------

CF&I Steel, L.P.              $30,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated 2/11/94

CF&I Steel, L.P.              $30,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated 5/17/94

CF&I Steel, L.P.              $30,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated 10/20/94

CF&I Steel, L.P.              $35,000,000       Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated
                                                     ----------------

OSM Glassificationtm, Inc.    $5,000,000        Optional Advance Note
                                                payable to Oregon
                                                Steel Mills, Inc.,
                                                dated
                                                      ---------------


Item B.  Pledged Shares
         --------------

Pledged Share Issuer                          Common Stock
- --------------------                 ---------------------------------


                                 Authorized  Outstanding  % of Shares
                                   Shares      Shares       Pledged
                                 ----------  -----------  -----------

Napa Pipe Corporation                100         100         100%
Oregon Steel Mills -
   Fontana Division, Inc.            100         100         100%
Camrose Pipe Corporation           5,000       5,000         100%
New CF&I, Inc.                       200         200          90%


                               3

                                                           EXHIBIT I

                        SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of
                                    ------------------
December 14, 1994, made by Oregon Steel Mills, Inc., a Delaware corporation (the "Grantor"), in favor of First Interstate Bank of
                  -------
Oregon, N.A. ("First Interstate"), as administrative agent (together
               ----------------
with any successor(s) thereto in such capacity, the "Administrative
                                                     --------------
Agent") for each of the Lender Parties (as defined below).
- -----


                       W I T N E S S E T H:
                       - - - - - - - - - -
     WHEREAS, pursuant to a Credit Agreement, dated as of December 14, 1994 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"),
                                                ----------------
among the Grantor, the various commercial lending institutions (individually a "Lender" and collectively the "Lenders") as are, or
                 ------                        -------
may from time to time become, parties thereto, the Administrative Agent, The Bank of Nova Scotia ("Scotiabank"), as syndication agent
                                 ----------
(the "Syndication Agent") and the First Interstate and Scotiabank, as
      -----------------
managing agents (the "Managing Agents"), the Lenders have extended
                      ---------------
Commitments to make Loans to the Grantor; and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Lender Party, as follows:


                             ARTICLE I

                            DEFINITIONS

     SECTION 1.1.  Certain Terms.  The following terms (whether or
                   -------------
not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                                1

     "Administrative Agent" is defined in the preamble.
      --------------------                    --------

     "Agent" means, as the context may require, any of the
      -----
Administrative Agent, the Syndication Agent or either Managing Agent.

     "Agents" means, collectively, the Administrative Agent, the
      ------
Syndication Agent and the Managing Agents.

     "Collateral" is defined in Section 2.1.
      ----------                -----------

     "Collateral Account" is defined in Section 4.1.2(c).
      ------------------                ----------------

     "Credit Agreement" is defined in the first recital.
      ----------------                    -------------

     "Grantor" is defined in the preamble.
      -------                    --------

     "Inventory" is defined in clause (a) of Section 2.1
      ---------                ---------     -----------

     "Lender" is defined in the first recital.
      ------                    -------------

     "Lender Party" means, as the context may require, any Lender
      ------------
or any Agent and each of their respective successors, transferees and assigns.

     "Lenders" is defined in the first recital.
      -------

     "Managing Agents" is defined in the preamble.
      ---------------                    --------

     "Receivables" is defined in clause (b) of Section 2.1.
      -----------                ----------    -----------

     "Related Contracts" is defined in clause (b) of Section 2.1.
      -----------------                              -----------

     "Security Agreement" is defined in the preamble.
      ------------------                    --------

     "Syndication Agent" is defined in the preamble.
      -----------------                    --------

     "U.C.C." means the Uniform Commercial Code, as in effect in the
      ------
State of New York.

     SECTION 1.2.  Credit Agreement Definitions.  Unless otherwise
                   ----------------------------
defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3.  U.C.C. Definitions.  Unless otherwise defined
                   ------------------
herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                               2

                           ARTICLE II

                        SECURITY INTEREST

     SECTION 2.1.  Grant of Security.  The Grantor hereby assigns
                   -----------------
and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of the following, whether now or hereafter existing or acquired (the "Collateral"):
 ----------

         (a) all inventory as defined in the Uniform Commercial Code in effect in the state of New York on the Effective Date of the Grantor, wherever located, including all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor (any and all such inventory, goods, accessions, products and documents being the "Inventory");
      ---------

         (b) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of the Grantor, arising out of or in connection with the sale of goods or the rendering of services, and all rights of
     the Grantor now or hereafter existing in and to all security agreements, guaranties and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements,
      -----------
     guaranties and other contracts being the "Related Contracts";
                                               -----------------

         (c) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;
                              -----------

         (d) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which
     constitute property of the types described in clauses (a),
                                                    -----------
     (b) and (c), proceeds deposited from time to time in the
     ---     ---
     Collateral Account and in any lock boxes of the Grantor,and, to the extent not otherwise included, all payments under insurance with respect to any of the foregoing Collateral (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).


                               3

     SECTION 2.2.  Security for Obligations.  This Security
                   ------------------------
Agreement secures the payment of all Obligations now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

     SECTION 2.3.  Continuing Security Interest; Transfer of Notes.
                   -----------------------------------------------
This Security Agreement shall create a continuing security interest in the Collateral and shall

         (a) remain in full force and effect until payment in full of all Obligations and the termination of all Commitments,

         (b) be binding upon the Grantor, its successors and assigns, and

         (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any
                                                 ----------
Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon the payment in full of all Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 2.4.  Grantor Remains Liable.  Anything herein to the
                   ----------------------
contrary notwithstanding

         (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

         (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and


                                   4

         (c) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                             ARTICLE III

                    REPRESENTATIONS AND WARRANTIES

     SECTION 3.1.  Representations and Warranties.  The Grantor
                   ------------------------------
represents and warrants unto each Lender Party as set forth in this Article.

     SECTION 3.1.1.  Location of Collateral, etc.  All of the
                     ---------------------------
Inventory and lock boxes of the Grantor are located at the places specified in Item A and Item B, respectively, of Schedule I hereto.
             ------     ------                   ----------
None of the Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A of Schedule I hereto. The place(s) of
                    ------    ----------
business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth below the name of the Grantor on the signature page hereof. The Grantor has no trade names. In the last five years, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code -Secured Transactions of the State of California. None of the Receivables is evidenced by a promissory note or other instrument. The Grantor is not a party to any material Federal, state or local government contract.

     SECTION 3.1.2.  Ownership, No Liens, etc.  The Grantor owns the
                     ------------------------
Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement.


                                5

     SECTION 3.1.3.  Possession and Control.  The Grantor has
                     ----------------------
exclusive possession and control of the Inventory.

     SECTION 3.1.4.  Negotiable Documents, Instruments and Chattel
                     ---------------------------------------------
Paper.  The Grantor has, contemporaneously herewith, delivered to the
- -----
Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper (if any) currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

     SECTION 3.1.5.  Validity, etc.  This Security Agreement
                     -------------
creates a valid first priority security interest in the Collateral, securing the payment of the Obligations and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.6.  Authorization, Approval, etc.  No authorization,
                     ----------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

         (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

         (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

                              ARTICLE IV

                               COVENANTS

     SECTION 4.1.  Certain Covenants.  The Grantor covenants and
                   -----------------
agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1.  As to Inventory.  The Grantor hereby agrees
                     ---------------
that it shall

         (a) keep all the Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
     Section 3.1.1 or, upon 30 days' prior written notice to the
     -------------
     Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III
                                                           -----------
     (including Section 3.1.5) shall be true and correct, and all
                -------------
     action required pursuant to the first sentence of Section 4.1.6
                                     --------------    -------------
     shall have been taken with respect to the Inventory; and


                                6

         (b) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2.  As to Receivables.
                     -----------------

         (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address set forth below its name on the signature page hereof, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.6 shall have been taken
            --------------    -------------
     with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and, at Grantor's expense, make copies and abstracts from such records and chattel paper.

         (b) The Grantor will direct all obligors under any Receivables to make all payments to one or more lock boxes, except for obligors that have delivered letters of credit to the Grantor or that have customarily delivered checks directly to the Grantor. Each lock box will be maintained only pursuant to a lock box agreement which is in all respects among other things, that (i) until the lock box bank shall have received written notice from the Administrative Agent pursuant to this Section
                                                           -------
     4.1.2(b), the lock box bank will make all payments from the lock
     --------
     box to those accounts of the Grantor designated by the Grantor, and, after any such notice, the lock box bank will make all payments from the lock box to the Administrative Agent for credit to the Collateral Account, (ii) the lock box bank (if other than the Administrative Agent or a Lender) waives all set off rights (except for returned items and normal account charges), and (iii) such lock box arrangement may not be amended without the written consent of the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding clause (i)
                                                           ----------
     unless it has given, or is contemporaneously giving, notice pursuant to Section 4.1.2(c). No funds, other than proceeds of
                 ----------------
     Collateral, will be paid to the lock boxes. The Grantor will not open any new lock box, or terminate any existing lock box,

                                      7
     except upon 10 days' prior written notice to the Administrative
     Agent.

         (c) Upon written notice by the Administrative Agent to the Grantor pursuant to this Section 4.1.2(c), all proceeds of
                              ----------------
     Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with the
      ------------------
     Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

         (d) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall have occurred and be continuing. Subject to the rights of the Administrative Agent, the Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, (i) as long as there shall be no Default, to require the Administrative Agent to transfer to the Grantor's general demand deposit account at the Administrative Agent any or all of such collected funds and (ii) as long as there shall be a Default and after giving effect to any exercise by the Administrative Agent of its rights, (A) to require the Administrative Agent to transfer to the Grantor's general demand deposit account at the Administrative Agent amounts required to cover checks drawn against that account which shall have been presented for payment at the Administrative Agent as of the preceding business day and all wire transfers which the Grantor has directed to be made on the current business day, to the extent such checks and wire transfers are for any purpose which does not violate any provision of any Loan Document and (B) to require the Administrative Agent to purchase any Cash Equivalent Investment, provided that, in the case of certificated securities, the Administrative Agent will retain possession thereof as Collateral and, in the case of uncertificated securities, the Administrative Agent will take such actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein. The Administrative Agent may at any time transfer to the Grantor's general demand deposit account at the Administrative Agent any or all of the collected funds in the Collateral Account; provided, however,
                         --------  -------



                                8
     that any such transfer shall not be deemed to be a waiver or modification of any of the Administrative Agent's rights under this Section 4.1.2(d).
          ----------------

     SECTION 4.1.3.  As to Collateral.
                     ----------------

         (a) Until such time as the Administrative Agent shall notify notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The at any time, after (but not before) the occurrence and during the continuance of an Event of Default, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

         (b) The Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4.  Insurance.  The Grantor will maintain or cause
                     ---------
to be maintained with responsible insurance companies insurance with respect to the Inventory as required by the terms of the Credit Agreement and will, upon the request of the Administrative Agent, furnish to the Administrative Agent at reasonable intervals a certificate of an Authorized Officer of the Grantor setting forth


                                9
the nature and extent of all insurance maintained by the Grantor in accordance with this Section.

     SECTION 4.1.5.  Transfers and Other Liens.  The Grantor
                     -------------------------
shall not:

         (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

         (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

     SECTION 4.1.6.  Further Assurances, etc.  The Grantor agrees
                     -----------------------
that, from time to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request in writing, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will, upon request of the Administrative Agent,

         (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

         (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

         (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended


                                10
     version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

          (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                              ARTICLE V

                      THE ADMINISTRATIVE AGENT

      SECTION 5.1.  Administrative Agent Appointed Attorney-
                    ----------------------------------------
in-Fact.  The Grantor hereby irrevocably appoints the Administrative
- -------
Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, after (but not before) the occurrence and during the continuance of an Event of Default,

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;
      ----------

          (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem


                                11
      necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

           (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to
      Section 4.1.6).
      -------------

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Upon the payment in full of all Obligations and the termination of all Commitments, the power of attorney granted pursuant to this Section shall terminate.

      SECTION 5.2.  Administrative Agent May Perform.  If the Grantor
                    --------------------------------
fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.
                                                      -----------

      SECTION 5.3.  Administrative Agent Has No Duty.  In addition
                    --------------------------------
to, and not in limitation of, Section 2.4, the powers conferred on
                              -----------
the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4.  Reasonable Care.  The Administrative Agent is
                    ---------------
required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                12

                            ARTICLE VI

                             REMEDIES

     SECTION 6.1.  Certain Remedies.  If any Event of Default shall
                   ----------------
have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties and

                (ii) with ten days prior notice to the Grantor, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the
                 -----------
     Administrative Agent for the ratable benefit of the Lender Parties against, all or any part of the Obligations in such order as the Administrative Agent shall

                                   13
     elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.2.  Indemnity and Expenses.
                   ----------------------

          (a) The Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

          (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

               (i)  the administration of this Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

               (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lender Parties hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.


                            ARTICLE VII

                      MISCELLANEOUS PROVISIONS

     SECTION 7.1.  Loan Document.  This Security Agreement is a Loan
                   -------------
Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2.  Amendments; etc.  No amendment to or waiver of any
                   ---------------
provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


                               14

     SECTION 7.3.  Addresses for Notices.  All notices and
                   ---------------------
other communications provided for hereunder shall be in writing and, if to the Grantor, mailed or telecopied or delivered to it, addressed to it at the address set forth below its signature hereto, if to the Administrative Agent, mailed or delivered to it, addressed to it at the address of the Administrative Agent specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when received.

     SECTION 7.4.  Section Captions.  Section captions used in
                   ----------------
this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5.  Severability.  Wherever possible each provision of
                   ------------
this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6.  Governing Law, Entire Agreement, etc.  THIS
                   ------------------------------------
 SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     IN WITNESS WHEREOF, the Grantor has caused this Security
Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                 OREGON STEEL MILLS, INC.


                                 By:
                                    --------------------------------
                                    Title:

                                 Address:  1000 S.W. Broadway
                                           Suite 2200
                                           Portland, Oregon 97205

                               15

                                 Attention:  Mr. Christopher Cassard
                                              Treasurer

                                 Telecopier:  (503) 240-5232



                                16

                                                    SCHEDULE I
                                                        to
                                                Security Agreement





Item A.  Location of Inventory
         ---------------------

            Description                         Location
            -----------                         --------

1.

2.

3.

4.

5.




Item B.  Location of Lock Boxes
         ----------------------
                                                            Contact
       Bank Name and Address         Account Number         Person
       ---------------------         --------------         -------

1.

2.

3.



                               17

                                                             EXHIBIT J

                     December 14, 1994




To each of the Lenders parties to the Credit
Agreement referred to below, First Interstate
Bank of Oregon, N.A. ("First Interstate"), as
                       ----------------
Administrative Agent, The Bank of Nova Scotia
("Scotiabank"), as Syndication Agent and First
  ----------
Interstate and Scotiabank, as Managing Agents

       Re:  Oregon Steel Mills, Inc.


Ladies and Gentlemen:

       This opinion is furnished to you pursuant to Section 5.1.7 of the Credit Agreement, dated as of December 14, 1994, (the "Credit
                                                           ------
Agreement"), among Oregon Steel Mills, Inc. (the "Borrower"), the
- ---------                                         --------
financial institutions from time to time parties thereto (the "Lenders"), First Interstate, as Administrative Agent, Scotiabank as
 -------
Syndication Agent, and First Interstate and Scotiabank, as Managing Agents. Capitalized terms not herein defined have the meanings assigned in the Credit Agreement.

       We have acted as counsel for the Borrower and the Guarantors in connection with the preparation, execution and delivery of the Credit Agreement and the other Loan Documents.

       In that connection, we have examined:

       (a)   the Credit Agreement;

       (b)   the Notes;

       (c)   the Guaranties;

Lenders parties to the Credit Agreement
December     , 1994
        -----
Page 2

       (d)   the Pledge Agreement;

       (e)   the Security Agreements;

       (f)   financing statements naming the Borrower, the Guarantors
             and CF&I Steel, L.P. ("CF&I Steel"), as debtor, and the
                                    ----------
             Administrative Agent, as secured party, that have been
             filed with the   Secretaries of State of Colorado,
             California and Oregon (the "Financing Statements");
                                         --------------------

       (g) the documents furnished by the Borrower pursuant to Sections 5.1.1 and 5.1.6 of the Credit Agreement;

       (h) the Certificate of Incorporation of the Borrower and each Guarantor and all amendments thereto (the "Charters");
                                                        --------

       (i) the bylaws of the Borrower and each Guarantor and all amendments thereto (the "Bylaws");
                                      ------

       (j) the Certificate of Limited Partnership of CF&I Steel and the Amended and Restated Agreement of Limited Partnership of CF&I Steel dated March 3, 1993 and all amendments thereto (the "CF&I Documents"); and
                                          --------------

       (k)   certificates of the Secretary of State of Delaware,
             dated December   , 1994, attesting to the continued
                            --
             corporate existence and good standing of the Borrower and
            the Guarantors in Delaware; certificates of the Secretary
            of State of Oregon, dated December   , 1994, attesting to
                                                --
             the status of the Borrower and New CF&I, Inc. in Oregon; certificates of the Secretary of State of California,
             dated December   , 1994, attesting to the continued
                           --
             corporate existence and good standing of the Borrower, Napa Pipe Corporation, and Oregon Steel Mills-Fontana Division, Inc. in California; certificates of the
             Secretary of State of Texas, dated December   , 1994,
                                                         --
             attesting to the continued corporate existence and good standing of the Borrower and Napa Pipe Corporation in Texas; certificate of the Secretary of State of Illinois,
             dated December   , 1994, attesting to the continued
                            --
             corporate existence and good standing of the Borrower in Illinois; certificate of the Secretary of State of
             Washington, dated December   , 1994, attesting to the
                                       --
             continued corporate

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 3

             existence and good standing of the Borrower in Washington; certificate of the Secretary of State of
             Utah, dated December   , 1994, attesting to the continued
                                  --
             corporate existence and good standing of Napa Pipe Corporation and New CF&I, Inc. in Utah; certificate of
             the Secretary of State of Nevada, dated December   ,
                                                              --
             1994, attesting to the continued corporate existence and good standing of Napa Pipe Corporation in Nevada; certificate of the Secretary of State of Colorado, dated
           December   , 1994, attesting to the continued corporate
                    --
             existence and good standing of New CF&I, Inc. in
            Colorado; certificates of the Secretary of State of Delaware, California, Colorado, Missouri, Texas and Utah,
            dated December   , 1994, attesting to the continued
                           --
             existence and good standing of CF&I Steel in such states.

       We have also examined the originals, or copies certified to our satisfaction, of the documents listed in a certificate of the chief financial officer of the Borrower, dated the date hereof (the "Certificate"), certifying that the documents listed in such
 -----------
certificate are all of the indentures, loan or credit agreements, leases, guarantees, mortgages, security agreements, bonds, notes and other agreements or instruments, and all of the orders, writs, judgments, awards, injunctions and decrees, which affect or purport to affect the Borrower's right to borrow money, the Borrower's obligations under the Credit Agreement or the Notes, each Guarantor's obligations under the Guaranties and Security Agreements and CF&I Steel's obligations under its Security Agreement. In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Borrower, each Guarantor and CF&I Steel, certificates of public officials and of officers of the Borrower, each Guarantor and CF&I Steel, and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have relied upon certificates and other communications from the Borrower, each Guarantor or CF&I Steel or their officers or from public officials. With respect to the certificates issued by public officials, we disclaim any responsibility for any changes that may have occurred with respect to the status of the Borrower, the Guarantors or CF&I Steel from and after the respective dates of the certificates. We also assume that the certificates of the public officials and the public records upon which they are based are accurate and complete.

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 4

       In rendering this opinion, we have assumed without inquiry or investigation: (i) that the Lenders and Agents have all necessary legal, corporate and regulatory power and authority to enter into, execute, deliver and perform the Loan Documents and to consummate the transaction; (ii) the authenticity and completeness of all documents submitted to us as originals; (iii) the legal competence and capacity of all natural persons, other than officers of the Borrowers, the Guarantors and CF&I Steel, who are signatories to the Loan Documents;
(iv) the conformity to original documents of all documents submitted to us as copies; (v) that all signatures on all documents submitted to us are genuine; (vi) the funding of the Loans by the Lenders to the Borrower; (vii) that the Lenders and Agents will enforce their rights and remedies under the Loan Documents and applicable law in good faith, in a commercially reasonable manner, and in all respects observing standards of fair dealing; (viii) that the Lenders and Agents have given value in accordance with the Loan Documents; (ix) the truthfulness, accuracy and completeness of all warranties and representations of the Borrower, Guarantors and CF&I Steel set forth in the Loan Documents and the Certificate; (x) the certificates of the public officials are in all respects correct, accurate and complete, and, since the date thereof, have not been modified or rescinded; (xi) the Borrower, Guarantors and CF&I Steel own and have rights in the Collateral as defined in the Security Agreements and the Pledge Agreements, they have good and sufficient title to the Collateral, value has been given and the security interest has attached; (xii) the Guaranties are necessary or convenient to the conduct, promotion or attainment of the business of each Guarantor and (xiii) the Loan Documents are the legal, valid and binding obligations of the Lenders and the Agents.

       Our opinions expressed below are limited to the laws of the State of Oregon, the General Corporation Law of the State of Delaware and the Federal laws of the United States and we do not express any opinion herein concerning any other law.

       Based upon the foregoing and subject to the qualifications, assumptions and limitations set forth herein, we are of the following opinion:

       1. The Borrower and each Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. CF&I Steel is a limited partnership formed under the laws of the State of Delaware,

Lenders parties to the Credit Agreement
December     , 1994
         ----
Page 5

       legally existing and authorized to transact business under the laws of the State of Delaware.

       2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Notes, the Pledge Agreement and its Security Agreement (collectively, the "Borrower
                                                  --------
       Agreements") are within the Borrower's corporate powers, have
       ----------
       been duly authorized by all necessary corporate action, and do not contravene (i) its Charter or Bylaws or (ii) any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) the violation of which is reasonably likely to have a Material Adverse Effect or (iii) any contractual or legal restriction contained in any document listed in the Certificate. The Borrower Agreements have been duly executed and delivered by the Borrower.

       3. The execution, delivery and performance by each Guarantor of its Guaranty and Security Agreement are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Guarantor's Charter or Bylaws or (ii) any law, rule or regulation applicable to such Guarantor the violation of which is reasonably likely to have a Material Adverse Effect or (iii) any contractual or legal restriction contained in any document listed in the Certificate. Each Guaranty and Security Agreement has been duly executed and delivered by the Guarantor party thereto.

       4. The execution, delivery and performance by CF&I Steel of its Security Agreement are within its powers, have been duly authorized by all necessary action, and do not contravene (i) the CF&I Documents (ii) any law, rule or regulation applicable to it the violation of which is reasonably likely to have a Material Adverse Effect or (iii) any contractual or legal restriction contained in any document listed in the Certificate. The CF&I Steel Security Agreement has been duly executed and delivered by CF&I Steel.

       5. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Borrower Agreements, except for the filing of any continuation statements to the

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 6


       Financing Statements [and filings with the United States Patent and Trademark Office and the United States Copyright Office] to perfect the security interests that can be perfected by such filings and such authorizations, approvals, actions, notices and filings as have been made or obtained and are in full force and effect.

       6. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each Guarantor of its Guaranty and Security Agreement or CF&I Steel of its Security Agreement, except for the filing of any continuation statements to the Financing Statements [and filings with the United States Patent and Trademark Office and the United States Copyright Office] to perfect the security interests that can be perfected by such filings and such authorizations, approvals, actions, notices and filings as have been made or obtained and are in full force and effect.

       7. Each Borrower Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

       8. Each Guaranty and Security Agreement is the legal, valid and binding obligation of the Guarantor party thereto, enforceable against such Guarantor in accordance with its terms. The CF&I Steel Security Agreement is the legal, valid and binding obligation of CF&I Steel, enforceable against it in accordance with its terms.

       9. To the best of our knowledge after due inquiry, there are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or, except as described in Item 6.7 of the Disclosure Schedule, which are reasonably likely to have a Material Adverse Effect.

       10. The provisions of the Security Agreements are sufficient to create in favor of the Administrative Agent as secured party, a security interest in all right, title and interest of the Guarantor thereto, in those items and types of Collateral described in the Security Agreements in which

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 7

       a security interest may be created under Article 9 of the Uniform Commercial Code ("UCC") as in effect in the State of
                                 ---
       New York (the "Article 9 Collateral").  The filing of the
                      --------------------
       Financing Statements with the Secretaries of State of Colorado, Oregon and California are sufficient to perfect the security interest in the Article 9 Collateral in which a security interest may be perfected by the filing of a financing statement under the UCC in such states, except that we express no opinion as to personal property affixed to real property in such a manner as to become a fixture under the laws of any state in which the Article 9 Collateral may be located and we call your attention to the fact that the security interest in certain of such Article 9 Collateral may not be perfected by filing a financing statement under the UCC. We call your attention to the fact that:

            A. ORS chapter 79 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings or the previous continuation statements, in order to maintain the effectiveness of the filings referred to in this paragraph.

            B. In the case of instruments (as such term is defined in ORS chapter 79) and money not constituting party of chattel paper (as such term is defined in ORS chapter 79 of the UCC), the security interests cannot be perfected by the filing of the Financing Statements but will be perfected if possession thereof is obtained.

            C.     Under certain circumstances described in ORS
                   79,3060, the rights of a secured party to enforce a perfected security interest in proceeds of collateral may be limited.

            D. In the case of property which becomes collateral after the date hereof, section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 8

                   into by the debtor before the commencement of such case.

            E. ORS 79.4020(7) of the UCC provides that if the Grantor so changes its name, identity or corporate structure that a filed financing statement becomes seriously misleading, the filing is not effective to perfect a security interest in collateral acquired by the Grantor more than four months after the changes unless new appropriate financing statements are properly filed before the expiration of that period.

            F. If certain tangible Article 9 Collateral is moved to a state in which a financing statement has not been filed or if the Grantor's location changes to a state in which a financing statement has not been filed, a new appropriate financing statement must be filed in such new state within four months after such move to continue perfection of the security interest (or, earlier, when perfection under the laws of the State of Oregon would have ceased as set forth in subparagraph A, above).

            G.     Under certain circumstances described in ORS
                   79.3070 and 79.3080 of the UCC, purchasers of collateral may take the same free of a perfected security interest.

       11. The provisions of the Pledge Agreement are sufficient to create in favor of the Administrative Agent as secured party, a security interest in all of the Pledged Shares pledged to the Administrative Agent thereunder. The delivery of the endorsed Pledged Shares and the possession of the Pledged Shares by the Administrative Agent in accordance with the Pledge Agreement is sufficient to perfect the security interest in the Pledged Shares created by the Pledge Agreement. We call your attention to the fact that a security interest in the proceeds from the Pledged Shares may not be perfected unless a financing statement relating to such proceeds is filed in the State of Oregon.

       12. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company controlled by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 9

       13. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       The opinions rendered in paragraphs 7, 8, 10 and 11 above are in all respects subject to the following limitations and qualifications:

            A. The effect of applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer, or other similar laws now or hereafter in effect affecting the rights of the creditors generally;

            B. General principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and public policy under applicable laws, including among other things, implied obligations or materiality, reasonableness, good faith and fair dealing, and principles that may limit or prohibit the specific enforceability of some remedies, covenants or other provisions of the Loan Documents or that may limit or prohibit the availability of specific performance, injunctive relief or other equitable remedies regardless of whether such enforceability is considered in a proceeding in equity or at law;

            C. Oregon and federal laws or judicial decisions that may limit or render ineffective certain rights, remedies or waivers contained in the Loan Documents, but which do not render the Loan Documents invalid as a whole;

            D. The availability or non-availability of such general contractual defenses as mistake, fraud, duress or unconscionability;

            E. Procedural prerequisites to realizing upon remedies, not otherwise reflected in the Loan Documents, which may restrict rights and remedies otherwise therein stated to be available; and

            F. The availability of equitable remedies other than the remedies created by the Loan Documents in accordance with applicable law.

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 10

       In giving the opinions set forth in paragraphs 7 and 8 above, we advise you that an Oregon court may not strictly enforce certain provisions contained in the Loan Documents or allow acceleration of the maturity of the indebtedness evidenced thereby if a court concludes that such enforcement or acceleration would be unreasonable under the then-existing circumstances. We do believer, however, that, subject to the limitations elsewhere expressed in this opinion, enforcement against the Borrower or the Guarantors would be available if an event of default occurred as a result of a material breach of a material provision contained in the Loan Documents.

       The following list is not a complete recitation of matters as to which no opinion is expressed, but we specifically emphasize that we express no opinion as to:

            (a) Self help; rights of set-off; or the right to possession of the personal property or collection of income or rent without appointment of a receiver; and the rights, procedural requirements for or powers of a receiver;

            (b) Provisions purporting to establish evidentiary standards;

            (c) Provisions relating to the waiver of rights, remedies and defenses, including without limitation, any provisions purporting to affect rights to notice or to waiver venue, jurisdiction, jury trials or other benefits conferred by statute or by law;

            (d) Provisions which permit the Lenders to collect increased interest after default or maturity, insofar as such provisions may be interpreted by a court to be unenforceable as a penalty which has no relation to the actual damages suffered by the Lender;

            (e) Any reservation of the right to pursue inconsistent or cumulative remedies;

            (f) Provisions for payment or reimbursement of costs and expenses or indemnification for claims, losses, or liabilities (including, without limitation, attorneys fees) in excess of statutory limits or an amount determined to be reasonable by any court or other tribunal, and any provisions for attorneys fees other than to the prevailing parties;

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 11


            (g)   Provisions pertaining to choice of law;

            (h) Provisions purporting to appoint the Administrative Agent as attorney in fact for Borrower or each Grantor;

            (i) Limitations on the liability of Lender or the Agents, or for their indemnification for their own negligence or misconduct;

            (j) The applicability of usury laws, or provisions for charging interest on interest;

            (k) Provisions permitting modification of a document only if it is writing;

            (l) The effect or enforceability of severability clauses;

            (m) The right of the Lender or the Agents to declare a default based upon, or otherwise to pursue any rights or remedies on account of, a breach of warranty or representation in any circumstance where the Lender or Agents knew, or should have known, or had reason to know, of the inaccuracy or incompleteness of the warranty or representation at the time it was or was deemed to be given;

            (n) The applicability of federal and state securities laws and regulations (specifically including, without limitation, whether any aspect of the Loans are a "security"); pension and employee benefit laws and regulations; the federal anti-trust and unfair competition laws and regulations; compliance with fiduciary duty requirements; fraudulent transfer laws; federal and state environmental laws and regulations; federal and state zoning, land use, subdivision, building, and health and safety laws and regulations; and federal laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws; and other federal status of general application to the extent they provide for criminal prosecution (e.g. mail fraud and wire fraud statutes);

Lenders parties to Credit Agreement
December    , 1994
        ----
Page 12

            (o) Any provisions which attempt to recharacterize, re-apply or re-allocate payments made in the event the applicable rate of interest is determined to be usurious;

            (p)    The negotiability of the Notes;

            (q) The enforceability or illusory character of obligations that may arise or be varied by the Lender's exercise of discretion which is subject to no or vague standards;

            (r) Provisions which purport to create, perfect or maintain priority of, a lien or a security interest or pledge (except as expressly provided in these paragraphs 10 and 11); and

            (s) The effect on enforceability of each Guaranty of modifications or any document evidencing the guaranteed obligations without consent of the Guarantors.

      The opinions expressed herein are subject to and qualified by the following disclaimers:

                   1. Regardless of the states in which members of this firm are licensed to practice, we express no opinion as to the laws of any jurisdiction other than the laws of the State of Oregon, the General Corporate Law of the State of Delaware and applicable federal laws. Specifically, we express no opinion as to New York law.

                   2. This opinion letter is provided to you as a legal opinion only and not as a guarantee of the matters discussed herein. Our opinion is limited to the matters expressly stated herein, and no other opinions may be implied or inferred.

                   3.   We express no opinion as to any matter
            relating to: (a) the adequacy of the consideration for the Loans or the Guaranties; (b) the accuracy or completeness of any financial, accounting, or statistical information furnished to the Lenders; (c) the financial status of the Borrower or the Subsidiaries; (d) the ability of the Borrower to meet its obligations under the Loan Documents;
            (e) the existence of, or as to the title of the Borrower or any

Lenders parties to the Credit Agreement
December    , 1994
        ----
Page 13


            Subsidiary to, any item of Collateral or as to the priority or the perfection (except as expressly provided in opinions 10 and 11 above) of any security interests referred to above.

                   4. We specifically disclaim any responsibility to advise you now or at any time in the future of any changes (or the need for changes) in this opinion resulting from changes in the relevant law or facts occurring subsequent to the date of this opinion.

       This opinion is rendered as of the date set forth above, and we disclaim any obligation to advise you of any changes in the circumstances, laws or events that may occur after this date or otherwise to update this opinion.

       This opinion has been rendered to you in connection with the transaction described herein solely for your benefit and is not to be quoted in whole or in part or otherwise referred to, used, or relied upon by any person or entity other than you, your legal counsel, any governmental or quasi-governmental bodies with jurisdiction over you, or participants or assigns (if any) in the Loans.


                                    Very truly yours,


                                    SCHWABE WILLIAMSON & WYATT, P.C.



                                    --------------------------------

cc:  Oregon Steel Mills, Inc.

                                                        EXHIBIT K


       [Letterhead of Oregon Steel Mills, Inc.]



              BORROWING BASE CERTIFICATE
              --------------------------



     Certificate No.     Dated as of
                     ---             ------------


     This Borrowing Base Certificate (this "Certificate") is made by
                                            -----------
Oregon Steel Mills, Inc. ("OSM") as of the date set forth above
                           ---
pursuant to the Credit Agreement dated as of December 14, 1994 ("Credit Agreement"), by and among First Interstate Bank of Oregon,
  ----------------
N.A. ("First Interstate"), as administrative agent, the Bank of Nova
       ----------------
Scotia ("Scotiabank"), as syndication agent, First Interstate and
         ----------
Scotiabank, as managing agents, the commercial lending institutions as are or may become parties thereto ("Lenders") and OSM.
                                    -------

     Capitalized words and expressions used in this Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

1.    Consolidated accounts receivable         $
                                                ----------
      Less:   Accounts of Camrose Pipe
                Company
           Accounts subject to                 $
                                                ----------
              reorganization, bankruptcy,
              receivership, etc.
           Accounts subject to bona fide       $
                                                ----------
              dispute, setoff or
              counterclaim
           Accounts subject to a lien          $
                                                ----------
           Accounts outstanding more           $
                                                ----------
              than 90 days
           Accounts not subject to Lien        $
                                                ----------
              in favor of Administrative
              Agent
           Accounts from party with more       $
                                                ----------
              than 25% of its Accounts
              outstanding more than 90
              days
           U.S. Government Receivables         $
                                                ----------
              (unless assignment of
              claims has been made)
           Foreign Receivables (unless         $
                                                ----------
              secured by letter of
              credit)

           Value of Eligible Accounts          $
                                                ----------
           of OSM and its Subsidiaries
           ("Eligible Accounts Base")                        $
             ---------------------                            --------

2.    70% of Eligible Accounts Base                          $
                                                              --------
      (70% of Item 1)

3.    Consolidated inventory                   $
                                                ----------
      Less:   Inventory of Camrose Pipe        $
                                                ----------
                Company
            Inventory located outside the      $
                                                ----------
                United States
            Inventory in the custody of        $
                                                ----------
                3rd parties, inventory not
                owned by OSM, subject to a
                lien or intended to be
                returned
            Stores Inventory                   $
                                                ----------
            Inventory that is obsolete,        $
                                                ----------
                damaged or otherwise unfit
                for sale
      Value of Eligible Inventory of OSM       $
                                                ----------
               and its Subsidiaries
      ("Eligible Inventory Base")                            $
        -----------------------                               --------

4.    50% of Eligible Inventory Base                         $
                                                              --------
      (50% of Item 3)

5.    Sum of Items 2 and 4 ("Borrowing                       $
                             ---------                        --------
      Base")
      ----

6.    Principal amount of Revolving                          $
                                                              --------
      Loans and Swingline Loans of OSM
      at date of this Report

7.    Available Borrowing Base (Item 5                       $
                                                              --------
      minus Item 6) or Amount Borrowed
      -----
      in Excess of Borrowing Base

     The undersigned Authorized Officer of OSM hereby certifies to First Interstate and Scotiabank, in each and all of their capacities, and the Lenders that:

          (a) each item of Eligible Accounts included in the calculation of Borrowing Base set forth herein is at the date of this Certificate an Account of OSM or any of its Subsidiaries (other than the Camrose Partnership) as to which each of the requirements set forth in the definition


                                2
     of the term "Eligible Account" has been fulfilled to the reasonable satisfaction of the Administrative Agent.

          (b) each item of Eligible Inventory included in the calculation of Borrowing Base set forth herein is at the date of this Certificate Inventory of OSM or any of its Subsidiaries (other than the Camrose Partnership) arising in the ordinary course of business and as to which each of the requirements set forth in the definition of the term "Eligible Inventory" has been fulfilled to the reasonable satisfaction of the Administrative Agent.

          (c) no Default or Event of Default has occurred and is continuing as at the date of this Certificate.

          (d) attached hereto are the receivable aging reports from the Borrower and its applicable Subsidiaries.

                                    OREGON STEEL MILLS, INC.


                                    By
                                       -----------------------
                                       Title:


                               3

                                                       EXHIBIT L

                    OREGON STEEL MILLS, INC.
                    ------------------------

           COMPLIANCE CERTIFICATE FOR            , 199
           -------------------------------------------


      This Compliance Certificate (this "Certificate") is made by
                                         -----------
Oregon Steel Mills, Inc. ("OSM") as of the date set forth above and
                           ---
furnished to each of the Lenders and the Agents, pursuant to the Credit Agreement, made as of December 14, 1994 (the "Credit
                                                     ------
Agreement"), by and among First Interstate Bank of Oregon, N.A.
- ---------
("First Interstate"), as Administrative Agent, The Bank of Nova Scotia
  ----------------
("Scotiabank"), as Syndication Agent, First Interstate and Scotiabank,
  ----------
as Managing Agents, the commercial lending institutions as are or may become parties thereto ("Lenders") and OSM, and as required by Section
                         -------                               -------
7.1.1(c) of the Credit Agreement.
- --------

      Capitalized words and expressions used in this Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

      The officer whose signature appears below certifies that (A) the consolidated and consolidating financial statements of OSM and its Subsidiaries delivered pursuant to Sections 7.1.1(a) and 7.1.1(b) of
                                   -----------------     --------
the Credit Agreement are materially accurate and complete and present fairly the financial position and results from operations of OSM and its Subsidiaries on a consolidated basis as of the dates thereof and for the periods referred to therein (subject, where applicable, to year end audit adjustments) and have been prepared in accordance with generally accepted accounting principles (as contemplated in the Credit Agreement) on a basis consistently applied, and (B) under the supervision of the Authorized Officer whose signature appears below, OSM has made a review of the activities of OSM and its Subsidiaries during the period covered by the financial statements accompanying this Certificate to make the determinations and calculations set forth below, and on the basis of such review, to the best of the knowledge of such Authorized Officer, OSM and its Subsidiaries have performed and observed all of the covenants and conditions contained in the Credit Agreement and in each other Loan Document and no Default or Event of Default exists.

      Set forth below are calculations of the amounts, as at the date set forth above, of Consolidated Tangible Net Worth, the Interest Coverage Ratio, the Current Ratio, the Cash Flow Ratio and the Funded Debt to Capitalization Ratio of OSM and its Subsidiaries, as at that date.

All amounts shown herein are expressed in Dollars (thousands).

Part I.    CONSOLIDATED TANGIBLE NET WORTH
           -------------------------------
           (subsection 7.2.4(a))

           For Period Ending                , 19
                              ---------------    --

(1)   Consolidated Tangible Net Worth:
      -------------------------------

      (a)   Book Value of OSM and it Subsidiaries'
                                                          ----------
            Equity

      (b)   Book Value of OSM and it Subsidiaries'
                                                          ----------
            minority interests

      (c)   Aggregate amount of any intangible assets
                                                          ----------
            of OSM and its Subsidiaries, including
            goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights, servicemarks and brandnames.

      (d)   Consolidated Tangible Net Worth (sum of
                                                          ----------
            Lines (a) and (b) minus Line (c))
                              -----

(2)   Required Consolidated Tangible Net Worth:
      ----------------------------------------

      (a)   $225,000,000
                                                          ----------

      (b)   50% of OSM's Net Income (the consolidated
                                                          ----------
            net income for OSM and its Subsidiaries) for all Fiscal Quarters beginning on or after January 1, 1995 (without giving effect to any losses)

      (c)   100% of net proceeds from any equity
                                                          ----------
            offering by OSM or any of its Subsidiaries after the Effective Date of the Credit
            Agreement

      (d)   Required Consolidated Tangible Net Worth
                                                          ----------
            (sum of Lines (a), (b) and (c))

(3)   Surplus (Deficit):  Line (1)(d) minus
                                                          ----------
      Line (2)(d)


Part II.    INTEREST COVERAGE RATIO
            -----------------------
            (subsection 7.2.4(b))

      Four Fiscal Quarter period ending            ,  19
                                        -----------     --

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



(1)   OSM and it Subsidiaries' Net Income for such
                                                           ----------
      period

(2)   OSM and it Subsidiaries' total taxes (including
                                                           ----------
      cash and deferred portion) accrued during such period

(3)   OSM and it Subsidiaries' cash interest expense
                                                           ----------
      during such period

(4)   OSM and it Subsidiaries' extraordinary items
                                                           ----------
      during such period

(5)   Sum of Lines (1), (2), (3) and (4)
                                                           ----------

(6)   OSM and it Subsidiaries' total interest expense
                                                           ----------
     (including capitalized interest) during such period

(7)   Ratio of Line (5) to Line (6)                             :
                                                            ----------

(8)   Minimum Interest Coverage Ratio permitted for             :
                                                            ----------
      such period


Part III.   CURRENT RATIO
            -------------
            (subsection 7.2.4(c))

            For Period Ending _______________, 19__

(1)   Current Assets (consolidated current assets of
                                                            ----------
      OSM and its Subsidiaries, determined in
      accordance with GAAP)

(2)   Current Liabilities (consolidated current
                                                            ----------
      liabilities of OSM and its Subsidiaries, determined in accordance with GAAP)

(3)   Ratio of Line (1) to Line (2)                             :
                                                            ----------

(4)   Minimum Current Ratio permitted for such period           :
                                                            ----------
Part 1V.    CASH FLOW COVERAGE RATIO
            ------------------------
            (subsection 7.2.4(d))

      Four Fiscal Quarter period ending            ,  19
                                        -----------     --

(1)   Net Income for OSM and its Subsidiaries               ----------
      (including minority share portion) for such period

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

(2)   OSM and its Subsidiaries' depreciation and
                                                            ----------
      amortization for such period

(3)   OSM and its Subsidiaries' ESOP accrual
                                                            ----------

(4)   OSM and it Subsidiaries' deferred employee
                                                            ----------
      benefits

(5)   OSM and its Subsidiaries' other non-cash items,
                                                            ----------
      including such items that relate to OSM's closure of its Fontana facility

(6)   OSM and its Subsidiaries' total taxes (including
                                                            ----------
      cash and deferred portion)

(7)   OSM and its Subsidiaries' total interest expense
                                                            ----------
      during such period

(8)   Sum of Lines (1) through (7)
                                                            ----------

(9)   Scheduled principal payments of consolidated
      Funded Debt (including, but not limited to,
      principal payments of the Term Loans pursuant to
      Section 3.1 of the Credit Agreement) during such
      period
                                                            ----------

(10)  Total interest charges incurred (including
                                                            ----------
      capitalized interest) during such period


(11)  Cash portion of taxes paid during such period
                                                            ----------

(12)  Sum of Lines (9) through (11)
                                                            ----------

(13)  Ratio of Line 8 to Line 12                                :
                                                            ----------

(14)  Minimum Cash Flow Coverage Ratio permitted for            :
                                                            ----------
      such period

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
Part V.     FUNDED DEBT TO CAPITALIZATION RATIO
            -----------------------------------
            (subsection 7.2.4(e))

            For Period ending             , 19
                              ------------    --

(1)   Outstanding principal amount of all obligations
                                                            ----------
      of OSM and its Subsidiaries for borrowed money and all obligations of OSM and its Subsidiaries evidenced by bonds, debentures, notes or other similar instruments

(2)   Outstanding principal amount of all obligations
                                                            ----------
      of OSM and its Subsidiaries as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized
      Lease Liabilities

(3)   Funded Debt (Sum of Lines (1) and (2))
                                                            ----------

(4)   OSM's Consolidated Tangible Net Worth
                                                            ----------

(5)   OSM's Consolidated Tangible Net Worth and Funded
                                                            ----------
      Debt (Sum of Lines (3) and (4))

(6)   Funded Debt to Capitalization Ratio: Ratio of             :
                                                            ----------
      Line 3 to Line 5

(7)   Maximum Permitted Funded Debt to Capitalization           :
                                                            ----------
      Ratio for such period


                                    OREGON STEEL MILLS, INC.



                                    By:
                                          --------------------------
                                    Its:
                                          --------------------------

                                    Date:
                                          --------------------------

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